                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

[ ]      Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

                               UPTOWNER INNS, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11.
         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]               Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:_________________________________________________________

Form, Schedule or Registration Statement No.:___________________________________

Filing Party:___________________________________________________________________

Date Filed:_____________________________________________________________________

                               UPTOWNER INNS, INC.
                                 741 5th AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 525-8162

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2004

         As a shareholder of Uptowner Inns, Inc. ("Uptowner" or the "company"), you are hereby given notice of and invited to attend in person or by proxy the Special Meeting of Shareholders of Uptowner to be held at the offices of the company at 800 Third Avenue, Huntington, West Virginia, on June 11, 2004, at 10:00 a.m., local time, for the following purposes:

       1. To approve and adopt a one for 25,000 reverse stock split that would result in (a) shareholders receiving one share of new common stock, $1.00 par value (the "New Common Stock") for each 25,000 shares of common stock owned as of the effective date, and (b) shareholders owning less than 25,000 shares of the company's common stock receiving cash in lieu of any fractional share they would otherwise be entitled to receive as a result of the reverse stock split at a rate of $1.07 per share on a pre-split basis (the "Reverse Stock Split").

      2. To approve and adopt the following amendment to the Articles of Incorporation (the "Articles of Incorporation") of Uptowner:

            RESOLVED, that Article IV of the Articles of Incorporation of the Corporation be amended to read, in its entirety, as follows:

            IV. The amount of the total authorized capital of the Corporation shall be Two Hundred Dollars ($200), which shall consist of Two Hundred (200) shares of Common Stock, par value $1.00 per share.

      3. To have the proxies vote in accordance with the recommendation of management as to any other matters, which may properly come before the Special Meeting or any adjournments thereof and which relate only to matters not known by the company a reasonable time before solicitation of this proxy.

         The board of directors has fixed the close of business on May 13, 2004, as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at such meeting and any adjournment thereof. Only shareholders at the close of business on the Record Date are entitled to notice of and to vote at such meeting. For the reasons set forth in the Proxy Statement, the board of directors unanimously recommends that you vote for approval of the Reverse Stock Split. SHAREHOLDERS WHO DO NOT VOTE FOR THE PROPOSAL, WHO DELIVER, BEFORE THE VOTE IS TAKEN, WRITTEN NOTICE OF THE SHAREHOLDER'S INTENT TO DEMAND PAYMENT IF THE TRANSACTION IS CONSUMMATED, AND WHO FOLLOW THE PROCEDURES SET FORTH ON APPENDIX I TO THE PROXY STATEMENT, WILL HAVE APPRAISAL RIGHTS UNDER WEST VIRGINIA LAW.

         You are cordially invited to attend the meeting. However, whether or not you expect to attend the meeting, it is very important for your shares to be represented at the meeting. We respectfully request that you date, execute and mail promptly the enclosed proxy in the enclosed stamped envelope for which no additional postage is required if mailed in the United States. A proxy may be revoked by a shareholder by notifying the secretary of Uptowner in writing at any time prior to its use, by executing and delivering a subsequently dated proxy or by personally appearing at the Special Meeting and casting your vote, each as specified in the enclosed Proxy Statement.

                                       By Order of the Board of Directors

                                       /s/ Carl E. Midkiff
                                       ---------------------
                                       Carl E. Midkiff
                                       President and Chief Executive Officer

Dated: May 21, 2004

           YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN PROMPTLY
               THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                               UPTOWNER INNS, INC.
                                 741 5th AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 525-8162

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 11, 2004

To Our Shareholders:

      This Proxy Statement is furnished to the shareholders of Uptowner Inns, Inc. ("Uptowner" or the "company") for use at the Special Meeting of Shareholders on June 11, 2004 (the "Special Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The enclosed proxy is solicited on behalf of the board of directors of Uptowner and can be revoked at any time prior to the voting of the proxy (as provided herein). Unless a contrary choice is indicated, all duly executed proxies received by Uptowner will be voted as follows:

      1. To approve and adopt a one for 25,000 reverse stock split that would result in (a) shareholders receiving one share of new common stock, $1.00 par value (the "New Common Stock") for each 25,000 shares of common stock owned as of the effective date, and (b) shareholders owning less than 25,000 shares of the company's common stock receiving cash in lieu of any fractional share they would otherwise be entitled to receive as a result of the reverse stock split at a rate of $1.07 per share on a pre-split basis (the "Reverse Stock Split").

      2. To approve and adopt the following amendment to the Articles of Incorporation (the "Articles of Incorporation") of Uptowner:

            RESOLVED, that Article IV of the Articles of Incorporation of the Corporation be amended to read, in its entirety, as follows:

            IV. The amount of the total authorized capital of the Corporation shall be Two Hundred Dollars ($200), which shall consist of Two Hundred (200) shares of Common Stock, par value $1.00 per share.

      3. The proxies will be voted in accordance with the recommendation of management as to any other matters, which may properly come before the Special Meeting or any adjournments thereof and which relate only to matters not known by the company a reasonable time before solicitation of this proxy.

      The record date of shareholders entitled to vote at the Special Meeting was taken at the close of business on May 13, 2004 (the "Record Date"). The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to shareholders is May 21, 2004. The mailing address of Uptowner is 741 5th Avenue, Huntington, West Virginia 25701. Form 10-K for the fiscal year ended June 30, 2003 as well as Form 10-Qs for the Quarter ended September 30, 2003, December 31, 2003, and March 31, 2004, are enclosed with this Proxy Statement as Appendix IV and are incorporated by reference herein.

         Shareholders who do not vote in favor of the proposal who deliver, before the vote is taken, written notice of the shareholder's intent to demand payment if the transaction is consummated and who comply with the provisions of West Virginia Code Sections 31D-13-1302, et seq. will have appraisal rights with respect to their shares. Those Code sections are attached as Appendix I to this Proxy Statement.

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement or related Schedule 13E-3, and if given or made, such information or representation should not be relied upon as having been authorized by Uptowner.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTION PROPOSED HEREIN OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTIONS CONTEMPLATED HEREBY, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       By Order of the Board of Directors

                                       /s/ Carl E. Midkiff
                                       ---------------------
                                       Carl E. Midkiff
                                       President and Chief Executive Officer


Dated: May 21, 2004

                                TABLE OF CONTENTS

                                                                            PAGE
SUMMARY OF TERMS OF REVERSE STOCK SPLIT.................................       1
SUMMARY OF FINANCIAL INFORMATION........................................       3
SPECIAL FACTORS.........................................................       3

     Purpose and Reasons for the Reverse Stock Split....................       3
     Background.........................................................       7
     Alternatives Considered by the Board of Directors..................      11
     Valuation..........................................................      12
     Standard of Value..................................................      14
     Premise of Value...................................................      14
     Purpose of Report..................................................      14
     Approach, Limiting Conditions, and Information Considered..........      14
     Approaches To Valuation............................................      15
     Reconciliation of Valuation Estimates..............................      17
     Fairness of the Reverse Stock Split Proposal.......................      18
     Certain Effects of Reverse Stock Split Proposal on Uptowner's
     Shareholders.......................................................      23
     Federal Income Tax Consequences....................................      29

GENERAL INFORMATION.....................................................      32
     Voting Procedures and Revocability of Proxies......................      32
     Persons Making the Solicitation....................................      33

PROPOSAL -- REVERSE STOCK SPLIT AND RELATED
AMENDMENT TO UPTOWNER'S ARTICLES OF INCORPORATION.......................      34
     General............................................................      34
     Payment for Shares.................................................      34
     Vote Required......................................................      35
     Source and Amount of Funds or Other Consideration; Expenses of
     Transaction........................................................      35

MANAGEMENT..............................................................      35
     Information with Respect to the Directors and Executive Officers...      35
     Committees of the Board of Directors...............................      37
     Report of Carl Midkiff Concerning the Audit........................      37
     Directors' Compensation............................................      38
     Board of Directors Report on Executive Compensation................      38
     Section 16(a) Beneficial Ownership Reporting Compliance............      38
     Executive Compensation and Other Information.......................      39

INFORMATION ABOUT UPTOWNER INNS, INC....................................      39
     General............................................................      39
     Property...........................................................      40

     Security Ownership of Certain Beneficial Owners and Management.....      42

OTHER MATTERS...........................................................      43

FORWARD-LOOKING STATEMENTS..............................................      43

AVAILABLE INFORMATION...................................................      43

DOCUMENTS INCORPORATED BY REFERENCE.....................................      44

APPENDICES -

     Appendix I   -  West Virginia Code, Article 13. Appraisal Rights, Sections
                     31D-13-1301 to - 03; Sections 31D-13-1320 to - 26; Sections
                     31D-13-1330 and - 1331.

     Appendix II  -  Valuation of Uptowner Inns, Inc. as of June 30, 2003

     Appendix III -  Articles of Amendment to Articles of Incorporation of
                     Uptowner Inns, Inc.

     Appendix IV  -  Form 10-K for the fiscal year ended June 30, 2003 and Form
                     10-Qs for the Quarter ended September 30, 2003, December 31, 2003, and March 31, 2004.

                     SUMMARY OF TERMS OF REVERSE STOCK SPLIT

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO BETTER UNDERSTAND THE TERMS AND CONDITIONS OF THE REVERSE STOCK SPLIT, AS WELL AS THE CONSEQUENT AMENDMENTS TO OUR ARTICLES OF INCORPORATION, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT, ITS ATTACHMENTS AND THE OTHER INFORMATION TO WHICH WE REFER.

         - The board of directors of Uptowner has unanimously approved, and recommended that the shareholders approve, a 1-for-25,000 reverse split of the Existing Common Stock. Each 25,000 shares of Existing Common Stock outstanding immediately prior to the completion of the Reverse Stock Split will be automatically converted into one share of New Common Stock (see "Background" on Page 7).

         - No new certificates representing fractional shares of the New Common Stock will be issued. Instead, each fractional share will be purchased by Uptowner for a cash payment equal to $1.07 per share on a pre-split basis. The $1.07 per share payment reflects the proportionate value of $1,600,000. This valuation is based upon the valuation conducted by Somerville & Company PLLC attached hereto as Appendix II (See "Background" on page 7; "Valuation" on Page 12; and "Fairness of the Reverse Stock
               Split Proposal" on page 18).

         - As a result of the Reverse Stock Split, persons who hold fewer than 25,000 shares of Existing Common Stock (i.e. all of Uptowner's unaffiliated shareholders) immediately prior to the Reverse Stock Split will have their entire interest in the New Common Stock purchased by Uptowner and will no longer be holders of New Common Stock (see "Certain Effects of Reverse Stock Split Proposal on Uptowner's Shareholders" on page 23).


         - The principal purpose of the Reverse Stock Split is to reduce the number of shareholders of record of Uptowner's Common Stock to fewer than 300, enabling Uptowner to terminate its status as a reporting company under the Exchange Act, and thereby eliminate the significant expenses associated with being a reporting company (see "Purpose and Reasons for the Reverse Stock Split" on page 3).

         - The principal advantage of the Reverse Stock Split to Uptowner and its affiliated shareholders is the direct and indirect expense savings that are expected to be realized by termination of Uptowner's reporting company status (see "Purpose and Reasons for the Reverse Stock Split" on page 3).

         - A principal advantage of the Reverse Stock Split to shareholders who held fewer than 25,000 shares of Existing Common Stock is that Uptowner will purchase their fractional shares of New Common Stock thereby creating a liquidity event for all of Uptowner's unaffiliated shareholders (see "Certain Effects of Reverse
               Stock Split Proposal on Uptowner's Shareholders" on page 23).

         - The principal disadvantages of the Reverse Stock Split are that most of Uptowner's shareholders will cease to be shareholders following the Reverse Stock Split and will not receive certain benefits of the Reverse Stock Split (see "Certain Effects of Reverse Stock Split Proposal on Uptowner's Shareholders" on page
               23).

         - Approval of the Reverse Stock Split and the amendment to the Articles of Incorporation to effect the Reverse Stock Split will require approval by holders of a majority of the outstanding shares of Existing Common Stock (see "Proposal--Reverse Stock Split and Related Amendments to Uptowner's Articles of Incorporation--Vote Required" on page 35).

         - Each shareholder whose fractional share is repurchased by Uptowner will recognize gain or loss for federal income tax purposes measured by the difference between the shareholder's basis in the fractional share and the cash consideration received for the fractional share. The gain or loss will be capital gain or loss if the share was held as a capital asset (see "Federal Income Tax Consequences" on page 29).

         - Under the West Virginia Business Corporation Act, shareholders have appraisal rights and the right to demand payment for their shares upon complying with the requirements under the Act (see "Certain Effects of Reverse Stock Split Proposal on Uptowner's Shareholders Appraisal Rights" on page 29).

         -     Each of Uptowner's board of directors and affiliates (i.e., Carl
               E. Midkiff, Hobart Adkins, Richard Monga, Charles D. Robinson, Prestige Property, Inc., Violet Midkiff and the Violet Midkiff Irrevocable Trust) has concluded that the Reverse Stock Split is fair to Uptowner's shareholders, including the unaffiliated shareholders of Uptowner from a financial point of view. This conclusion was based on the valuation performed by Sommerville & Company, P.L.L.C. and based upon the analysis of several factors described in detail in the section of this Proxy Statement titled "Fairness of the Reverse Stock Split Proposal" (see "Fairness of the Reverse Stock Split Proposal" on page 18).

         - The affirmative vote of a majority of the Company's shareholders is assured because members of the board and management who hold or control 54.09% of the shares outstanding are expected to vote in favor of the transaction.


                          SUMMARY FINANCIAL INFORMATION

            Set forth below is summary financial information of Uptowner as of and for the periods indicated below which have been derived from the financial statements contained in Uptowner's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and for the nine months ended March 31, 2004. The information presented below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the company's Form 10-K for the year ended June 30, 2003, and Form 10-Q for the nine months ended March 31, 2004. The financial information that follows is qualified in its entirety by reference to these reports and other documents, including the financial statements and related notes contained therein.

                                                     AT OR FOR THE NINE MONTHS
                                                          ENDED MARCH, 30          AT OR FOR THE YEAR ENDED JUNE 30
                                                         2004         2003         2003            2002         2001
                                                         ----         ----         ----            ----         ----
Current assets                                       $  423,559   $ 1,480,926   $ 1,378,941   $ 2,836,016   $   643,660
Noncurrent assets                                     8,207,707     7,688,622     7,456,694     8,293,057    10,256,262
Current liabilities                                     584,172       616,666       630,246       945,170     2,146,937
Noncurrent liabilities                                6,331,885     6,492,670     6,453,549     8,542,621     6,636,076
Gross revenues                                        2,231,973     2,336,113     3,148,792     3,311,361     3,899,075
Income (loss) from continuing operations                (95,294)       65,407      (133,875)     (478,769)       17,669

Income per common share from continuing operations   $     (.02)  $       .04   $      (.09)  $      (.30)  $       .01

Net income per common share                                (.02)          .27          (.09)         (.29)          .01
Ratio of earnings to fixed charges                          .91          2.02           .71           .18          1.03
Book value per share                                       1.15          1.31          1.15          1.04          1.34




                                SPECIAL FACTORS

PURPOSE AND REASONS FOR THE REVERSE STOCK SPLIT

      Although Uptowner has over 1,500 shareholders, Uptowner is more similar to a closely held company with a small shareholder base than a publicly held company. For instance, Uptowner's revenues have historically been in the $3.1 million to $4.0 million range, and the company only has one operating asset which consists of a Holiday Inn in Huntington, West Virginia. Further, over 50% of Uptowner's outstanding common stock is held or controlled by Carl E. Midkiff. For instance, Mr. Midkiff owns 261,974 of the company's 1,493,642 shares directly and 545,161 shares indirectly. Of those shares representing indirect beneficial ownership, 162,562 shares are owned by Carl Midkiff's mother, Violet Midkiff, that, due to a power of attorney, are voted by Carl Midkiff. The same is true of 101,645 shares owned by Violet Midkiff jointly with others including Carl Midkiff's two minor sons. Carl Midkiff's wife and minor sons own 30,000 shares. Prestige Properties, Inc., an entity owned by Carl Midkiff, owns 40,727 shares. The Violet Midkiff Irrevocable Trust owns 200,000 shares and the Wade Midkiff Irrevocable Trust owns 10,007 shares. Carl Midkiff serves as the trustee of the trusts. Carl Midkiff owns 220 shares jointly with another individual.

      By virtue of its nature of being a "small" company and operated as such, Mr. Midkiff and the other three directors have found that compliance with the various rules and regulations under the Securities and Exchange Act of 1934 (the "Exchange Act") to be unduly costly in light of the size, structure and nature of Uptowner's business and shareholder base. Accordingly, the primary reason for the Reverse Stock Split is to relieve Uptowner of the costs and burdens of remaining a public company and reduce the costs associated with servicing many small shareholder accounts.

         The board of directors believes that there are considerable costs and burdens to Uptowner in remaining a public reporting company. To comply with its obligations under the Exchange Act, Uptowner incurs direct and indirect costs associated with compliance with the filing and reporting requirements imposed on public companies. Examples of direct costs savings from termination of registration of common shares include: lower printing and mailing costs; reduced reporting and disclosure requirements due to the company's private status; and reduction in direct expenses such as word processing and preparing electronic filings in the EDGAR format prescribed by the Securities and Exchange Commission (the "SEC" or the "Commission"). Uptowner has determined that there will be a reduction in audit and legal fees, and additional savings in directors' fees and other personnel costs once Uptowner is no longer subject to the reporting requirements of the Exchange Act. Uptowner also incurs indirect costs as a result of executive time expended to prepare and review such Exchange Act filings. Ceasing registration of the Common Stock is expected to reduce substantially many of these out-of-pocket costs.

         Uptowner also expects the Reverse Stock Split to reduce the cost of servicing shareholder accounts. The costs of printing and mailing materials to shareholders increases for each shareholder account, regardless of the number of shares held by the shareholder. Many of Uptowner's shareholders hold a relatively small number of shares, and the cost of servicing such accounts is disproportionate to the size of the holdings. Based on its experience, Uptowner believes that total annual savings of approximately $75,000 in previously estimated costs of continuing as a public company may be realized by going private. This amount, however, is just an estimate, and the actual savings to be realized may be higher or lower than this estimate.

      In addition, Uptowner's management wishes to reduce the liability associated with being a public company under the federal securities laws on both Uptowner and Uptowner's management. The Exchange Act imposes liability on a company and its management for material misstatements and omissions in a company's periodic reports and for failure to maintain appropriate procedures and controls to ensure compliance with and full and fair disclosure in a public company's reports filed with the SEC and those reports submitted to shareholders. In addition to legal action that could be brought by federal and state securities law enforcement agencies, plaintiffs' lawyers, in some instances, could also bring legal actions against the company and its management for violations of federal and state securities laws as well as breaches of fiduciary duty. The company's management is unaware of any potential claims that could be brought by third parties. Management wishes to reduce Uptowner's and management's exposure to this type of potential liability. A going-private transaction would alleviate this liability concern for Uptowner, management and the affiliated shareholders.

      The foregoing represents the reasons of Uptowner, Carl E. Midkiff, Hobart
A. Adkins, Richard Monga and Charles D. Robinson for undertaking the Reverse Stock Split. Due to health reasons, Violet Midkiff has relied on Carl Midkiff's advice in this regard and adopts these reasons for the transaction. Because Carl Midkiff controls Prestige Properties, Inc. and the Violet Midkiff Irrevocable Trust, these entities adopt the foregoing reasons as well. At the time these persons considered the Reverse Stock Split, they believed that it was the time to engage in the Reverse Stock Split because the company had engaged in the sale of certain real estate owned by it and had the financial resources to fund the purchase of the fractional shares resulting from the Reverse Stock Split. At that time (October 2003), the company filed a Schedule 13E-3 and preliminary proxy statement with the SEC. Uptowner's board of directors was hopeful to engage in the Reverse Stock Split in January of 2004, but due to various comments received from the SEC and Uptowner's attempts to respond to those comments, the regulatory process took much longer than expected. Accordingly, at the end of February 2004, the opportunity arose for the company to purchase property in Barboursville, West Virginia. To consummate this purchase, the company utilized the funds that were previously reserved to engage in the Reverse Stock Split. The purchase of the Barboursville, West Virginia property will allow the company to pursue adding a new Holiday Inn although the company has not yet obtained construction financing for this project. It is expected that construction for the site will not begin for another year (assuming adequate financing, site approvals and a mutually agreeable franchise agreement with Holiday Inn). The earliest that the Holiday Inn will be completed (if everything goes well) will be 26 months. The company purchased the property for $808,200 on February 25, 2004.

      Barboursville, West Virginia, is approximately 10 miles from the City of Huntington, West Virginia, both of which are in Cabell County. The unemployment rate (a preliminary calculation) for Cabell County in March 2004, according to the U.S. Department of Labor, was 6%. This compares with a national average unemployment rate of 5.7%. Additionally, according to the U.S. Census, the median household income in West Virginia in 1999 was $29,696 as compared to a national average of $41,994. The percentage of persons below the poverty level in West Virginia was 17.9% compared with a national average of 12.4%. The hotel's proposed market area includes some areas that the U.S. Small Business Administration has classified as low income geographic areas.

      In the immediate area where the proposed hotel is to be located, the nearby Best Western Hotel has been under three different franchises and filed for bankruptcy twice in the last 10 years. The former Gateway Hotel in Barboursville also filed for bankruptcy. Numerous motels and hotels are present in the Interstate 64 corridor (approximately 50 miles) between Huntington and Charleston, West Virginia, where the new hotel would be located and accordingly, significant competition will exist.


      In light of the foregoing, Management views opening a new hotel at this time as a very risky venture in light of the fact of the economically depressed economy in the proposed hotel's market area as well as the abundance of hotel and motel rooms available within the same area. However, management believes that the possibility exists that the hotel could perform well due to the high volume of traffic near the proposed hotel site.

      Because the company utilized the funds that it planned on using for the Reverse Stock Split to purchase the foregoing property, the company has entered into a stock pledge and loan agreement with First Sentry Bank, Inc., the proceeds of which will be used to fund the Reverse Stock Split. The term of the loan is for five years and the collateral for the loan is Mr. Midkiff's stock in Uptowner and his personal guaranty. The stated and effective interest rates are 2% over prime. The loan will be repaid from the company's working capital. Neither the purchase of the Barboursville, West Virginia, property nor the availability of such property influenced the board of directors or Carl E. Midkiff in connection with entering into a going private transaction at this time. Because this transaction was not in existence at the time of the valuation, the valuation of Somerville does not contemplate the effect of this transaction on the company. However, neither the board of directors nor Carl E. Midkiff considered this transaction in determining the fairness of the Reverse Stock Split to unaffiliated shareholders due to the risky nature of the proposed hotel (e.g., whether Uptowner will obtain all necessary approvals to build the hotel, whether the hotel will be constructed within or close to budget, and whether there is any demand for such a hotel in the Barboursville area).

      During the last 40 years, the company has routinely bought and sold property and has built three hotels. At the end of April and while on a trip to Honduras, Mr. Midkiff spotted a dive resort for sale and took the opportunity to begin negotiations for the purchase of the resort. Uptowner has placed a refundable $110,000 deposit toward the $2,600,000 purchase price while it decides whether to purchase the resort. The board of directors approved the transaction on May 12, 2004, and Uptowner hopes to close the transaction by June 15, 2004. A downpayment of $850,000 will be paid with the balance being seller financed at an interest rate of 7 1/2% and amortized over 20 years. Uptowner will mortgage the Barboursville property to finance the downpayment, and Mr. Midkiff will personally guarantee the loan for the downpayment and the seller financed portion of the transaction. This opportunity presented itself due to the declining health of the sellers. Because of the personal guarantees required, this transaction would not be entered into if Uptowner remained a public company, as Mr. Midkiff would not be willing to take this personal risk without other shareholders taking such risk as well.

      The potential purchase of the Honduras property did not influence the board or Carl E. Midkiff in connection with entering into a going private transaction. Because the potential transaction was not in existence at the time of the valuation, the valuation of Somerville does not contemplate the effect of this transaction on the company. Neither the board nor Mr. Midkiff considered this transaction in determining the fairness of the Reverse Stock Split to unaffiliated shareholders. This transaction is risky because neither the company nor management has any experience operating a resort hotel, a dive resort or property located in a foreign country. Additionally, management will oversee this property from Huntington, West Virginia, and will rely on and trust others for the day-to-day management of this property. Further, management has no experience with the laws or regulations involved in owning and operating a property in Honduras. Management will be relying on the representations of the sellers regarding the past performance of the property.

      Due to the speculative nature of this venture as outlined above and due to the fact the company would not engage in such a project if the company remained a public company due to lenders requiring personal guarantees, management determined that a new fairness determination was not necessary. Additionally, the increased debt as a result of financing the project will decrease Uptowner's cash flow. Accordingly, management did not view an update of the valuation taking into account this transaction as either warranted or helpful to unaffiliated shareholders.

      For the reasons set forth under "Fairness of the Reverse Stock Split Proposal," Uptowner, Carl E. Midkiff, Hobart A. Adkins, Richard Monga, Charles
D. Robinson, Violet Midkiff, Prestige Property, Inc. and the Violet Midkiff Irrevocable Trust believe the reverse stock split is both procedurally and substantively fair to Uptowner's unaffiliated shareholders.

         If the Reverse Stock Split is approved and implemented, Uptowner believes that the number of shareholders of record of Uptowner's common shares will be fewer than 300 and will number four. Uptowner intends to terminate the registration of its New Common Stock under the Exchange Act pursuant to Section 12(g)(4) of the Exchange Act. Following the Reverse Stock Split, the decision by Uptowner to terminate Exchange Act registration upon implementation of the Reverse Stock Split does not require shareholder approval and will not be voted on at the Special Meeting. Uptowner's duty to file periodic reports with the SEC, such as quarterly and annual reports, will be suspended once Uptowner has fewer than 300 shareholders of record and has filed the appropriate form with the SEC. Uptowner plans to file, immediately after shareholder approval, the form necessary to terminate its SEC reporting obligations. Upon making such filing, Uptowner will become a private company, and there will be no opportunity for a public market for Uptowner's securities to develop.

         In consideration of the aforementioned reasons, Uptowner's board of directors on October 17, 2003, approved, subject to approval by Uptowner's shareholders, a proposal to effect the Reverse Stock Split and to approve the amendment to Uptowner's Articles of Incorporation.

         No unaffiliated representative has been retained to act solely on behalf of unaffiliated shareholders for purposes of negotiating the terms of the Reverse Stock Split. Additionally, the board made no specific provision to grant unaffiliated shareholders access to Uptowner's corporate files, except as may be required by the West Virginia Business Corporation Act, or to obtain counsel. Uptowner has obtained a valuation from the accounting firm of Somerville & Company, P.L.L.C. ("Somerville"). Somerville provides non-auditing services for Uptowner.

BACKGROUND

         Uptowner was founded by a gentleman named R. P. Holley in the early 1960's. He sold shares in the company throughout West Virginia with many investors investing less than $100. Thus, that is the reason the company has over 1,500 shareholders. In the early 1970's, certain management issues arose necessitating the founder's removal from the company. In order to protect her investment, Ms. Violet Midkiff assumed the role of President of Uptowner. In 1980, Ms. Midkiff joined with others and engaged in a tender offer of the company's shares. The company, which was the "bidder" in that tender offer, was AAA Realty, Inc. Ms. Midkiff and her group sought to obtain a 20% to 30% interest in Uptowner so as to exercise control of the company. That tender offer resulted in a tender of approximately 294,000 shares. Thereafter, and from time to time, Ms. Midkiff or her affiliates (including Carl E. Midkiff) purchased shares of Uptowner when approached (unsolicited) by Uptowner shareholders. In 2000, Violet Midkiff resigned as President of Uptowner due to very serious health concerns, and her son, Carl Midkiff, became President of the company at that time.

         At a board of directors' meeting in July 2002, the board discussed the cost of the company's compliance with the requirements of being an SEC reporting company and the associated liabilities and addressed the issue of the feasibility of terminating the company's reporting obligations under the Exchange Act. Additionally, the board discussed providing shareholders with an opportunity to liquidate their holdings. The board noted that the company's shareholder base was made up of a substantial number of shareholders owning less than 100 shares, as shareholders owning less than 100 shares held approximately 20% of the company's outstanding shares of common stock. At that meeting, the board authorized the company's chief executive officer to engage the law firm, Jackson Kelly PLLC, to study the legal ramifications of and to determine the best method for the company to terminate its Exchange Act reporting obligations. Jackson Kelly PLLC advised Carl Midkiff that the first step the company needed to take was to retain an independent accounting firm to audit the company's books and records. The company had dismissed its auditors effective June 17, 2002, due to differences of opinion as to auditing fees. The prior auditor's reports for the fiscal year ended June 30, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Form 8-Ks were filed with the SEC reflecting this dismissal and the engagement of the accounting firm Sullivan, Ware & Hall, PLLC, on July 29, 2002, to serve as the company's independent auditors. Jackson Kelly PLLC then advised the company that it needed to become current with its Exchange Act reports before seeking to engage in a going private transaction. Due to the prior auditor's resignation, the company had not filed any Exchange Act reports since filing its 2001 Form 10-K on November 2, 2001. In addition, since the early 1980s, none of Carl Midkiff, Violet Midkiff nor Violet Midkiff Irrevocable Trust had ever filed any reports under Regulation 13D-G under the Exchange Act nor had any director or executive officer ever filed any reports under Section 16 of the Exchange Act. Much of this failure to file arose from these individuals not having legal counsel well-versed in securities law requirements since the early 1980s. Further, Violet Midkiff has experienced significant health concerns over the years, and the current board has only been involved with the company for three years. After Uptowner filed its various late Exchange Act reports and additional reports, in July 2003, Carl Midkiff revisited the issue of going private with Jackson Kelly PLLC.

         After reviewing the various methods of reducing the company's shareholder base, Uptowner's management authorized Jackson Kelly PLLC to begin preparing the documentation for a Reverse Stock Split. See "Alternatives Considered By the Board of Directors." Pursuant to the advice of Jackson Kelly PLLC, the company engaged Somerville to prepare a valuation of the company's stock with a view to engaging in a reverse stock split to reduce the number of the company's shareholders to below 300.

         Upon completing a draft of the company's 13E-3 Transaction Statement and Proxy Statement, Jackson Kelly PLLC advised the company's management to call a special meeting of the company's board of directors to review these documents and to review the valuation prepared by Somerville and the methodologies used to arrive at that valuation. At a board of directors' meeting on October 17, 2003, management discussed the draft of the company's 13E-3 Transaction Statement and Proxy Statement as well as the evaluation. Management and the board reiterated its view that Uptowner may expend substantial amounts to maintain its present status as a public company while Uptowner and its shareholders are deriving few, if any, benefits therefrom, since Uptowner's Common Stock is not actively traded. The board considered the advantages and disadvantages of being a private company.

         At that meeting, Jackson Kelly PLLC discussed with the board a reverse stock split as well as other options for taking Uptowner private. Additionally, representatives of Somerville reviewed the valuation report and discussed the various methodologies used. After discussion with legal counsel and Somerville, the board determined that a Reverse Stock Split was feasible in Uptowner's current situation.

         The board discussed the fairness of the Reverse Stock Split to the shareholders who will receive New Common Stock. See "Fairness of the Reverse Stock Split Proposal" below. Because of the estimated cost savings associated with no longer being a public company, the amount to be received by unaffiliated shareholders, the lack of any past or likely future liquidity event and the absence of an active trading market, the board concluded that a Reverse Stock Split would be fair to unaffiliated shareholders. Uptowner has not solicited any third party offers to merge or acquire Uptowner, nor did it authorize any member of the board of directors or unaffiliated party to do so.

         Next, the board considered the ratio of the Reverse Stock Split. Discussion was had regarding the company's shareholder base. The board considered the various "groupings" of shareholders based upon the number of shareholders with certain ownership interests and noted that approximately 20% of the shareholders owned 100 shares or less.

         Management recommended that a ratio of 1-to-10,000 would reduce the record shareholder population below 300 while allowing adequate margin for any increase in the number of shareholders that might occur prior to the effectiveness of a Reverse Stock Split (for example, as a result of holders with shares in "street name" requesting that share certificates be issued in their own name, or persons other than current shareholders purchasing shares). Also, this ratio would eliminate the cost of servicing many small shareholder accounts, and would eliminate all of the non-affiliated shareholders plus a few affiliated shareholders. Mr. Midkiff advised that he believed that all non-affiliated shareholders and the affiliated shareholders owning less than 10,000 shares would welcome an opportunity to liquidate their investment. He was concerned that any ratio that did not eliminate all of the unaffiliated shareholders would cause any unaffiliated shareholders remaining as shareholders to seek to have their investment liquidated as well. Accordingly, the board's goal in choosing the ratio was to eliminate all unaffiliated shareholders. Mr. Midkiff based his belief upon the number of shareholders who, over the years, had approached the company requesting repurchases of their shares. Additionally, other shareholders have, from time to time, mentioned to Mr. Midkiff that they would appreciate an opportunity to have Uptowner repurchase their shares. Additionally, management believed that the 1-to-10,000 Reverse Stock Split ratio would result in Mr. Midkiff, his family members and businesses owned by him to be the remaining shareholders of Uptowner. This was considered as well, and Mr. Midkiff noted that it has been he and his family who have had the most risk with the company. Primarily, lenders have required Mr. Midkiff or his entities to personally guaranty any loans made to Uptowner, and Mr. Midkiff and the board agreed that non-affiliated shareholders have not shared the same risk and that they would be unlikely in the future, if requested by a lender, to personally guaranty company loans. Accordingly, the board determined that it was in the best interests of both Uptowner and the unaffiliated shareholders to establish a ratio that provided the unaffiliated shareholders with an opportunity to receive cash for their shares.

         At the time of the October 17, 2003 meeting, management believed that a 1-to-10,000 ratio would eliminate all of the unaffiliated shareholders.
However, on March 26, 2004, as a result of discussions with the SEC and reviewing the company's shareholder list, the company realized that its largest unaffiliated shareholder would remain. Recently, that shareholder had expressed an interest in selling her shares to the company. In light of this, the board via an agreement in lieu of special meeting dated April 5, 2004, determined the exchange ratio to be 1-to-25,000. This increase in the ratio would result in "cash out" of all unaffiliated shareholders.

         Uptowner and its board of directors are proposing the Reverse Stock Split at this time because the cost of remaining a public company is significant, especially in relation to the remaining net assets and status of Uptowner. Additionally, the company was able to obtain financing for the Reverse Stock Split due to the sale during the last year of certain real property enabling the company to reduce its outstanding debt.

      The construction of what is known as "The Pullman Square Project" did not impact the desire or decision of management or Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson, Violet Midkiff, Violet Midkiff Irrevocable Trust or Prestige Property, Inc. to engage in a going private transaction at this time. That project involves the construction of a movie theater and five restaurants approximately 40 yards away from the hotel. The construction noise and the reduction of hotel parking because of the construction, management believes, has caused a reduction in hotel revenues due to decreased occupancy rates. Completion of the project is expected in mid-to-late 2005. Management expects a modest increase in occupancy due to the decrease in the noise level but does not believe that the type of business (movie and restaurant) will generate a significant increase in hotel occupancy. The only construction which has begun is the construction of a parking garage. To management's knowledge and at this time, no leases have been entered into with respect to any of the targeted businesses. Again, the company is engaging in the transaction at this time because it has sufficient cash (through financing) to do so.

         After the completion of the discussions, the Reverse Stock Split and all corporate actions necessary in connection therewith were approved unanimously by the board of directors, which directed that the Reverse Stock Split be submitted for approval at a meeting of Uptowner's shareholders.

         Failure to approve the Reverse Stock Split will continue Uptowner's costs of being a public company with minimal corresponding benefit.

         If the shareholders approve the Reverse Stock Split, Uptowner intends to file an amendment to Uptowner's Articles of Incorporation with the Secretary of State of the State of West Virginia in substantially the form attached hereto as Appendix III. The Reverse Stock Split will become effective on the date the amendment is filed with the Secretary of State of the State of West Virginia, or such later date as is specified in the filing (the "Effective Date"). Uptowner expects the amendment to become effective as soon as practicable following the Special Meeting.

ALTERNATIVES CONSIDERED BY THE BOARD OF DIRECTORS

         The board of directors and Carl E. Midkiff, Hobart A. Adkins, Charles
D. Robinson and Richard Monga (in their individual capacities) considered alternative transactions to reduce the number of shareholders but ultimately determined that the Reverse Stock Split was the preferred method. The board of directors and Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) considered the following alternative strategies:

         ISSUER TENDER OFFER. The board of directors and Carl E. Midkiff, Hobart
A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) considered an issuer tender offer to repurchase shares of Uptowner's outstanding Existing Common Stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. The board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record holders so as to permit Uptowner to reduce the number of shareholders below 300, to reduce its administrative costs related to servicing shareholders who own a relatively small number of shares and to terminate its SEC reporting requirements. The board was also uncertain as to whether many holders of a small number of shares would make the effort to tender their shares. In addition, the board and Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) considered the cost of completing the tender offer, which could be significant in relation to the value of the shares sought to be purchased.

         PURCHASE OF SHARES IN THE OPEN MARKET. There is a limited trading market for the Existing Common Stock with little liquidity; therefore, the board of directors and Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) believe it would be highly unlikely that shares could be acquired by Uptowner from a sufficient number of holders to accomplish the board's objectives.

         CONTINUING AS IS. Finally, the board of directors and Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) considered taking no action to reduce the number of shareholders of Uptowner. However, due to Uptowner's significant costs of compliance under the Exchange Act, especially in relation to Uptowner's overall expenses, the board believes that taking no action at this time is not in the best interests of Uptowner.

     Because Uptowner is an operating company that historically has operated at a loss and it would be unlikely that a sale could generate a per share price equal to or greater than $1.07, the board and Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) did not give serious consideration to identifying a third party to acquire Uptowner's assets or stock in a merger or similar transaction.

     The board of directors and Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson and Richard Monga (in their individual capacities) have determined that the Reverse Stock Split is the most expeditious and economical method of changing Uptowner's status from that of a reporting company to that of a non-reporting company. Uptowner has not sought, and has not received, any proposals for the merger or consolidation of Uptowner, or for the sale or other transfer of all or any substantial portion of Uptowner's assets, or for the securities of Uptowner that would enable the holder thereof to exercise control of Uptowner. See "Background."

     Due to health reasons, Violet Midkiff relied upon and adopted Carl E. Midkiff's analysis and conclusion regarding the above alternatives. Additionally, because Mr. Midkiff owns Prestige Properties, Inc. and is the trustee of the Violet Midkiff Irrevocable Trust these entities adopt Mr. Midkiff's analysis and conclusion in this regard.

VALUATION

     Attached as Appendix II to this Proxy Statement is the valuation of the company prepared by Somerville. Somerville is a full-service accounting firm located in Huntington, West Virginia. The firm was founded in 1932 by Nathan Goff Somerville as a sole proprietorship known as Somerville Audit Company with the goal of building a practice across the Tri-State area of West Virginia, Kentucky and Ohio. During the late 1940's, several partners joined the firm, and in 1952 upon Mr. Somerville's death, the remaining partners formed the partnership Somerville, which continues to exist today as a professional limited liability company. Over the years the firm has had 17 partners, 15 of whom have been with the firm their entire careers. The current members of the firm all began as entry level staff with Somerville. Members of the firm are known throughout professional and community organizations for their leadership and active participation. Ten past and present partners/members have been presidents of the West Virginia Society of Certified Public Accountants. The firm generates fees primarily from work in the healthcare, banking, wholesale, retail, manufacturing and non-profit areas as well as estate and financial planning, business valuation and litigation support.

     The firm's business valuation team is headed by a Certified Valuation Analyst. Utilizing its knowledge of valuation theory/application, its expertise in accounting, tax, finance and economics, they determine the value of tangible and intangible assets held by businesses and individuals. The firm offers services in the following areas:

                  -     Litigation support and expert testimony;

                  -     Buy/sell agreements;

                  -     Mergers and acquisitions;

                  -     Minority interests;

                  -     Estate valuations;

                  -     Gift valuations;

                  -     Asset allocation.

     Susan K. Richardson, CPA, CVA, performed the valuation on behalf of Somerville. Ms. Richardson graduated from Marshall University in December 1982. She is presently licensed to practice as a certified public accountant in West Virginia and Kentucky. Her continuing education hours, an average of 79 hours per year over the last five years, focus on tax, business valuation and litigation support services.

     During 1993, she formally completed the instructional and testing requirements and obtained an additional certification by the National Association of Certified Valuation Analysts ("NACVA"). Following the original requirements to obtain the certification, the Association requires 12 hours of continuing education annually to maintain certification as a valuation analyst.

                          STATEMENT OF QUALIFICATIONS
                         SUSAN K. RICHARDSON, CPA, CVA

      Academic and Professional Credentials

            Bachelor of Arts, Marshall University, 1982
            Certified Public Accountant - 1983, Licensed to practice in West
                    Virginia and Kentucky
            Certified Valuation Analyst, National Association of Certified
                    Valuation Analysts (NACVA), 1994

      Position and Experience
            Partner, Somerville & Company, CPAs
            Manager/Partner in charge of the management consulting
                    services practice area since 1988

      Professional Affiliations
            National Association of Certified Valuation Analysts
            National Association of Forensic Economists
            Institute of Business Appraisers
            American Institute of Certified Public Accountants
                    Member, Partnership Taxation Committee, 1994-1997
            CPA Associates International, Inc.
                    Member, Federal Taxation Committee, 1994-1997 and 2000-2003
            West Virginia Society of Certified Public Accountants
                    Director-at-Large, 1995-1998
                    Chairman, Careers in Accounting Project Group 2001-2004
            Various other local and regional professional and community organizations

     Uptowner selected Somerville to conduct the valuation because that firm is familiar with the company's business by virtue of the fact that it has served as the company's internal accountants since the fall of 2000. Following is a summary of the valuation report included in its entirety at Appendix II.

STANDARD OF VALUE

      Based on management's desire to reach an offering price that would be fair to all concerned, as well as advice of counsel with regard to West Virginia statutes governing transactions involving minority shareholders in West Virginia corporations, Somerville selected "Fair Value" as defined in the West Virginia Code as the appropriate standard of value to be used in the valuation report.

      The term "Fair Value" is defined in the West Virginia Code as follows:

            .... "Fair Value" means the value of the corporation's shares determined: Immediately before the effectuation of the corporate action to which the shareholder objects; using customary and current valuation concepts and techniques generally employed for similar businesses in the conduct of the transaction requiring appraisal; and without discounting for lack of marketability or minority status...

PREMISE OF VALUE

      The value estimate reached is based on a "going concern" basis. Management has clearly expressed the intention of continuing the business in its current form and has no expectation of either a liquidation or any type of sale or merger which would affect current operations continuing as they exist.

PURPOSE OF THE REPORT

      The attached report was to determine the fair value (on a minority interest basis) of the common stock of Uptowner as of June 30, 2003. The report will be used to assist the company with planning a reverse stock split of one for 25,000 shares, with a mandatory buyout of all those shareholders with less than 25,000 shares and all odd lots of those who hold over 25,000 shares.

APPROACH, LIMITING CONDITIONS, AND INFORMATION CONSIDERED

      The approach was to determine and estimate the value, which would provide a fair and reasonable return on investment to an investor or owner, in view of the facts available to us at the time. Both internal and external factors influencing the value of the company were reviewed, analyzed and interpreted. Internal factors include the company's financial position, results of operations and the size and marketability of the interest being valued. External factors include, among other things, the status of the overall economy, as well as the hospitality industry, specifically, and the position of the company relative to that industry.

      The estimate of value rendered in the report is based on information provided in whole or in part by the owners and management of the company and also third parties. This information consists primarily of copies of audited historical financial statements, depreciation schedules, and a real estate appraisal, performed by Robert K. Withers, MAI, RM. Both the financial statements and the summary report prepared by Mr. Withers are presented as exhibits to the report. Further, management discussed its outlook for the company for 2003 and beyond. It should be noted, however, as is typical of companies of this size, projections were not prepared and are therefore, not available to be presented as an exhibit to the report.

      Somerville has not audited or attempted to confirm the information provided for accuracy or completeness. It relied upon the representations of management concerning the value and useful condition of all equipment used in the business, real estate, investments and any other assets or liabilities except as specifically stated to the contrary in the report. Somerville has not attempted to confirm whether or not all assets of the business are free and clear of liens and encumbrances, or that the company has good title to all assets.

     To restate, the report was prepared on a "going concern" basis. The valuation estimate reached in the report assumes that the existing management of the company will maintain the character and integrity of the company through any sale, reorganization or reduction of any manager's participation in the existing activities of the company.

APPROACHES TO VALUATION

     There are three main approaches to valuing small closely held businesses. Under these approaches there are several different valuation methods. The following is a discussion of each approach and certain methods under these approaches.

     INCOME APPROACH. The income approach gives primary consideration to an investment's earnings. The theory being that an investment is worth the present value of all reasonably expected future returns. This approach is most commonly applied by using a capitalized current earnings method or a discounted future earnings method.

     The discounted future returns method under the income approach was not selected. Any forecasted future earnings or cash flow would have been extremely speculative in view of the company's operating history. Additionally, a capitalized current earnings calculation does not consider the underlying asset value currently in place where there is more than a minimal investment in tangible assets. However, for the purpose of understanding the expected return on investment, a willing buyer might realize the normalized unweighted after tax earnings for the five years ended June 30, 2003 and were reviewed. Because this calculation yielded a negative value, this method was not selected.

     ASSET APPROACH. The asset approach values an investment based on the current value of its assets and liabilities. In valuing businesses, this approach is commonly used when the subject business is a holding company or if the company has not established a positive earnings history.

     Due to the significantly lower profitability (as compared to industry statistics) of the operation historically, the asset approach was selected. The asset approach does not consider historical or possible future earnings when determining the value of a given business. After considering adjustments to fair value (see detailed discussion later), the adjusted net asset approach yielded a value of $1,750,000 for 100% of the subject company without any further discounts for lack of marketability or minority position.

     Another method, sometimes used if appropriate, under the asset approach, is an analysis of the liquidation value of the company. Because the report was presented on a "going concern" basis, a full analysis of liquidation value was not undertaken. As a sanity check however, liquidation value would ultimately be something less than the adjusted net assets approach discussed above. Liquidation value would consider realizable value of the assets less costs of disposal and any costs incurred in winding up the business of the Corporation. Without going into a detailed analysis, these costs would certainly reduce the adjusted net assets to a smaller amount. Because the premise of value was "going concern," had a full analysis of liquidation value been undertaken, no weight would have been assigned to it in the final reconciliation of valuation estimates.

     MARKET APPROACH. The market approach determines the value of an investment by using information obtained from actual sales of similar investments. This method is widely used in valuing real property and in certain industries where comparable sales can be discovered. This method has limited applicability in valuing a smaller business due to the lack of information available from actual sales of similar small businesses. Transaction data from The Institute of Business Appraisers and private business sales transaction records as published by "Pratt's Stats" were reviewed. Because it is nearly impossible to ascertain whether these other company transactions represent sales of companies similar in nature to the subject company, this method was not selected.

     Further, it is also necessary to review prior transactions in the company's own stock. Over the past 20 years, the following stock sales have occurred:

            Date                Number of Shares       Price Per Share
            ----                ----------------       ---------------
            February 1984                264,158                $ 0.65
            June 1992                     28,102                  0.65
            September 1998                30,049                  0.65
            November 2001                 36,060                  0.65
            November 2002                 15,552                  0.65

These sales account for nearly 24% of the total outstanding stock of Uptowner. Additionally, there have been other miscellaneous sales over the last 30 years, with prices in the $0.50 to $0.65 range.

     Because of the volume of shares changing hands and the stability of the price in view of the lack of profitability of the enterprise, consideration of these sales should have an impact on the final determination of "fair value." The value of the company computed at $0.65 per share is $972,606, without further discounts for marketability or minority interest position.

     HYBRID APPROACHES, RULES OF THUMB AND AGREEMENTS IN PLACE. Hybrid approaches include excess earnings methods, which combine characteristics of income approaches and asset approaches. The earnings in excess of a reasonable rate of return are capitalized and added to the current value of the business' assets. Rules of thumb are simple formulas developed for various industries. In some cases, buy-sell agreements, retirement arrangements or other agreements may be in place and bear consideration in the calculation of the value of a company.

     A method of valuation we reviewed to estimate the fair market of Uptowner are the widely recognized "capitalization of excess earnings - return on assets" methods.

     The capitalization of excess earnings - return on assets method is an income and asset based approach to valuation where the adjusted net tangible and intangible assets of the business entity are valued independently. These component assets are comprised of the fair market value of the total assets of the business less the total liabilities as of the date of the valuation. The intangible assets are valued by capitalizing the excess earnings of the business, where the excess earnings represent the earnings of the business in excess of the earnings that provide a reasonable rate of return on the adjusted net assets of the business.

     The adjusted average net income after tax of $15,458 was reduced by the average adjusted net assets of $1,571,840 multiplied by the risk-free rate of 4.8%. Because the average net income is negative, this method produces skewed results. It does, however, give an indication of the impact that the negative profitability has on the value of the business. Carrying this method through its normal calculation using a capitalization rate of 25.6 produced a value of $1,360,000 without any further discounts for lack of marketability or minority interest rates.

RECONCILIATION OF VALUATION ESTIMATES

     The estimate of the fair market value of 100% of the common stock of Uptowner as of June 30, 2003 determined under the various methods as explained above is as follows:

      1.    Adjusted Net Assets Method                                $1,750,000
      2.    Prior Sales of Company Stock                                 972,606
      3.    Capitalization of Excess Earnings-Reasonable Rate Method   1,360,000

The history of the company over the last five years has been erratic. It is well established that while an asset-based method of valuation applies in the case of corporations that are essentially holding companies, an earnings-based method is appropriate for corporations that are active operating companies. Noting that the fixed assets are the largest contributor to total asset value, we must also take into consideration the corporation's status as an operating company. Furthermore, it is necessary to look at prior arms-length transactions in the company's stock. For these reasons, a value that takes into consideration both underlying asset value as well as the profitability and the trading history of the company is deemed appropriate.
     Because the Capitalization of Excess Earnings is a skewed calculation due to the negative earnings history, no weight was given to it although it serves as a secondary checkpoint that the overall value of the company stock is, in reality, something less than the book value of the assets. Recognizing that although the net assets are a strong indicator of value, there would be considerable costs incurred to convert this value to cash to the shareholders, and it seems appropriate to reflect this situation in the final estimate of value. Furthermore, prior transactions over a long period of years are also a strong indicator of true value to the shareholders. It is the opinion of Somerville that the prior transactions in the company stock reflect a substantial marketability discount, and therefore should be accorded less weight in the overall conclusion. Based on the instructions of management and its counsel, this valuation is to be stated without discounts. Therefore, the conclusion was reached by assigning an 80% weight to the net asset method and a 20% weight to the prior sales of stock and rounded to $1,600,000.


     Finally, as stated in the letter to Uptowner Inns, Inc. dated October 24th 2003, Somerville & Company, P.L.L.C. consents to the inclusion in the required filings with Securities and Exchange Commission, our valuation report of Uptowner Inns, Inc. dated September 26, 2003.


FAIRNESS OF THE REVERSE STOCK SPLIT PROPOSAL

     SUBSTANTIVE FAIRNESS DECISION. The board of directors believes that the Reverse Stock Split, taken as a whole, is substantively and procedurally fair to and in the best interests of Uptowner and, separately, to its unaffiliated shareholders. The shareholders that will remain after the Reverse Stock Split are affiliated shareholders of Uptowner, and three of these affiliated shareholders are family members of Carl Midkiff (i.e. spouse and two minor children). Additionally, each of the following individuals who are affiliates of Uptowner believe that the Reverse Stock Split, taken as a whole, is substantively and procedurally fair to and in the best interests of Uptowner and, separately, to its unaffiliated shareholders: Carl E. Midkiff, Hobart A. Adkins, Charles D. Robinson, Richard Monga, Prestige Property, Inc., Violet Midkiff and the Violet Midkiff Irrevocable Trust (the "Affiliated Persons"). Please refer to "Purpose and Reasons for the Reverse Stock Split" for a description of the nature of each person's affiliation with the company. Mr. Adkins, Mr. Monga and Mr. Robinson serve on the company's board with Mr. Midkiff. In determining the fairness of the Reverse Stock Split, the board of directors and Carl Midkiff, in his individual capacity, considered a number of factors prior to approval of the proposed transaction. The other Affiliated Persons relied on the analysis of the management of Uptowner and Carl Midkiff (in his individual capacity) and the valuation of Somerville, and each of the Affiliated Persons expressly adopt the conclusion and analyses of the company and Carl Midkiff and the conclusions and analyses presented in the valuation of Somerville.

         The board of directors and Carl Midkiff (in his individual capacity) recognized the concerns of shareholders owning fewer than 25,000 shares of Existing Common Stock. The Reverse Stock Split will allow such shareholders to liquidate their holdings at a fair value, and without brokerage or other transaction costs by receiving cash for their interest.

         Affiliated shareholders receiving New Common Stock are expected to benefit from the reduction of direct and indirect costs borne by Uptowner to maintain its public company status. In addition, shareholders holding a number of shares not evenly divisible by 25,000 will receive a cash payment for the portion of their interest that would otherwise be represented by a fractional share, without incurring brokerage or other transactions costs.

         The board of directors of Uptowner by unanimous vote on October 17, 2003, with no member of the board of directors dissenting or abstaining from such approval, adopted a resolution declaring the terms and conditions of the Reverse Stock Split to be advisable, and directing that a proposed amendment to the Articles of Incorporation of Uptowner effecting the Reverse Stock Split and reducing Uptowner's authorized capital proportionately be submitted to shareholders of Uptowner for consideration. The board and Carl Midkiff (in his individual capacity) considered the following factors in reaching their conclusion:

          - The status of Uptowner as a small business and the cost relative to the small amount of revenues generated of being an Exchange Act reporting Company. The board of directors believes that there are considerable costs and burdens to Uptowner in remaining a public reporting company. To comply with its obligations under the Exchange Act, Uptowner incurs direct and indirect costs associated with compliance with the filing and reporting requirements imposed on public companies. Examples of direct cost savings from termination of registration of common shares include: lower printing and mailing costs; reduced reporting and disclosure requirements due to the company's private status; and reduction in direct expenses such as word processing and preparing electronic filings in the Edgar format prescribed by the SEC. As a result, there will be a reduction in audit and legal fees and other personnel costs once Uptowner is no longer subject to the reporting requirements of the Exchange Act.
          -    The cost savings expected as a result of reducing the cost of servicing shareholder accounts is approximately $75,000.

          - The limited trading market and liquidity of the Existing Common Stock. Uptowner's common stock is not traded on any established market, and it is very difficult for shareholders to liquidate their holdings. The primary opportunity to sell shares has been for shareholders to approach the company or the Midkiffs about possible sales of stock to them.

          - Reduction of liability associated with being a public company under the federal securities laws on both Uptowner and Uptowner's management. The Exchange Act imposes liability on a company's management for material misstatements and omissions and a company's periodic reports and for failure to maintain appropriate procedures and controls to ensure compliance with and full and fair disclosure in a public company's reports filed with the SEC and those reports submitted to shareholders.

          - Potential liability to third parties. In addition to legal action that could be brought by federal and state securities law enforcement agencies, plaintiffs' lawyers, in some instances, could also bring legal actions against the company and its management for violations of federal and state securities law as well as breaches of fiduciary duty.

          - The opportunity afforded, in the absence of a trading market, by the Reverse Stock split for holders of even a small number of shares to receive a cash payment for their interest without brokerage costs. Approximately 20% of Uptowner's shareholders own 100 shares or less of the company's common stock. Accordingly, a going private transaction would afford these shareholders the ability to liquidate their investment without incurring brokerage costs. Practically, the only market available for the company's shares are shares that the company agrees to repurchase when the company is approached by shareholders seeking such a purchase.

          - The board and Mr. Midkiff (in his individual capacity) believed that the payment of $1.07 per pre-split share is fair in light of
               (a) the valuation and the conclusions contained in the valuation received from Somerville, attached to this Proxy Statement as Appendix II, (See "Valuation") and (b) the prior transactions in the company's stock as follows:


     Date                 Number of Shares         Price Per Share    Dividends
     ----                 ----------------         ---------------    ---------
February 1984                 264,158                   $0.65          $0.00
June 1992                      28,102                   $0.65          $0.00
September 1998                 30,049                   $0.65          $0.00
November 2001                  36,060                   $0.65          $0.00
November 2002                  15,552                   $0.65          $0.00
**December 2002               269,180              $0.50-0.65          $0.00

** Represents most recent trades

               The board and Mr. Midkiff agreed and adopted the conclusions in Somerville's valuation report. Specifically, the board and Mr. Midkiff concurred that a combination of the net asset approach (which is also a net book value approach) with some reduction in the amount arrived at under that report for consideration given to prior, current and historical sales of the company's stock resulted in a fair value for Uptowner's stock. As noted in the valuation report, due to the significantly lower profitability (as compared to industry statistics) of the operation of the company historically, substantial weight was given to the net asset approach. As noted in the report, and of which the board of directors and Carl Midkiff agree, approximately a 20% weight was given to a review of prior stock transactions.

         - Consistent with the foregoing, the board and Mr. Midkiff (in his individual capacity) considered the $1.07 payment to be fair based upon the value of the company computed at $0.65 per share (the most recent share price) is $972,606 without discounts for marketability or minority interest position. The board and Mr. Midkiff weighted the recent sale price analysis at 20%. The value of the company under the adjusted net asset approach (i.e. book value approach) which is $1,750,000 was considered and weighted at 80% thereby arriving at $1.07 per share, which equals $1,600,000 without discounts for marketability or minority interest position.

          - Neither the board of directors nor Mr. Midkiff considered liquidation value because pursuant to the advice of Somerville and as noted under "Approaches to Valuation" it was determined that liquidation value would have been less than net asset value (net book value) due to costs associated with winding up the business and costs of disposal of assets. Accordingly, neither the board nor Mr. Midkiff thought it prudent to expend Uptowner's funds to have the financial advisor calculate liquidation value.

          - Recent stock purchase prices were given the same weight as historical prices as the range of purchase prices was between .50 cents and .65 cents a share for recent purchases. These recent purchase occurred during December 2002.

          - Neither the board of directors nor Mr. Midkiff considered any firm offers for the company because there have been no offers, much less firm offers, for a merger, consolidation, sale of substantially all of the assets or a purchase of the company's securities during the last 20 years of which management is aware.

          - The anticipated increased cost of compliance and potential legal exposure with the additional requirements on public companies under the Sarbanes-Oxley Act of 2002 and related SEC regulations.

         - The fact that at the 1-for-25,000 ratio, the Reverse Stock Split would not significantly impact control of Uptowner, and that Uptowner expects that it would continue to have approximately four shareholders that would own approximately 100% of New Common Stock following the Reverse Stock Split, including Mr. Midkiff, Violet Midkiff (including stock owned by her minor grandchildren), the Violet Midkiff Irrevocable Trust and Prestige Properties, Inc. Prior to the Reverse Stock Split, these shareholders own or control 54.04% of the company's common stock. This percentage includes shares held or controlled by Carl Midkiff but excludes shares held by Mr. Adkins and Mr. Robinson. Accordingly, the board of directors did not view the Reverse Stock Split as significantly impacting control of Uptowner.

          - The board and Mr. Midkiff also considered the transaction to be fair to unaffiliated shareholders because other than sporadic repurchases of shares by the company, there is no market for the shares and the board of directors and Mr. Midkiff believe that all unaffiliated shareholders would welcome an opportunity to receive cash for their investment; and, accordingly, the 1-for-25,000 ratio was arrived at out of concern that if the ratio had been smaller, a number of unaffiliated shareholders would have been disappointed if they had been unable to liquidate their investment, and the board of directors and Mr. Midkiff believe that it is fair and in the best interests of the unaffiliated shareholders to establish the ratio at 1-for-25,000.

          - The board of directors and Uptowner recognize that the hotel operates in what may be considered an economically depressed area (Cabell County, West Virginia) and also must compete with other hotel and motel franchises that are more strategically located to capitalize on visibility and higher volume traffic flow.

         In addition to the foregoing, determining the substantive fairness of the Reverse Stock Split to unaffiliated shareholders, the board of directors and Carl Midkiff (in his individual capacity) relied almost exclusively upon the conclusions reached in the valuation report of Somerville and expressly adopt the conclusions and analyses contained therein which conclusions and analyses are summarized under "Approaches to Valuation" and "Reconciliation of Valuation Estimates" and relied upon the fact that shareholders have appraisal rights under West Virginia law. The board and Mr. Midkiff also considered the foregoing factors, but the conclusions contained in Somerville's valuation received practically all of the weight in their fairness determination.

         PROCEDURAL FAIRNESS DISCUSSION. In considering the fairness of the transaction, it is also incumbent upon the board of directors to consider whether the transaction is procedurally fair as well as substantively fair. Procedural fairness involves the fairness of the process by which the transaction has been approved. The process will be deemed fair if one or more of certain procedural safeguards are in place. Those safeguards are as follows: whether an independent committee of the board of directors was formed; whether the independent committee had access to its own financial and legal advisors; whether an independent shareholder representative was retained; whether the financial advisor had any conflict of interest; the independence of the board of directors as a whole; and whether the transaction is subject to the approval of the majority of the minority shareholders.

         Most of these procedural safeguards are not present. However, the transaction received unanimous approval from the board of directors. Two of the four-member board are not employees of the company. However, the company did not form an independent committee of the board of directors because these non-employee directors have long-term relationships with Mr. Midkiff that are personal or business in nature, and one could argue that a committee made up of these non-employee directors would not necessarily be independent. An independent shareholder representative was not retained because of the potential cost involved of providing such an independent shareholder representative with its own financial and legal advisors. The board did not make the transaction subject to a majority of the minority of the unaffiliated shareholders because historically, only 6% of the minority shareholders respond to company communications.

         It should be noted that the board of directors and the affiliated persons believe that Somerville, the financial advisor retained by the company to provide the valuation, did not have any conflict of interest and has provided the company with an unbiased valuation of the company's shares of common stock.

         The board of directors, Carl Midkiff (in his individual capacity) and each Affiliated Person believes that the Reverse Stock Split is fair from a procedural point of view because under the West Virginia Business Corporation Act, shareholders are granted appraisal rights which, if a shareholder does not vote in favor of the proposal and follows the appraisal procedures set forth in West Virginia Code Sections 31D-12-1301 to 31D-13-1326, will have the right to obtain fair value for his or her shares as determined through a judicial proceeding. Accordingly, if a shareholder does not believe $1.07 per share represents fair value, he or she may seek a court determination of fair value as long as the appraisal procedures are followed under the West Virginia Business Corporation Act. A court could find that the fair value of the shares is either higher or lower than that being offered in the Reverse Stock Split. Due to the foregoing appraisal rights, Uptowner, Carl Midkiff (in his individual capacity) and the Affiliated Persons believe that the transaction is procedurally fair to unaffiliated shareholders even though the proposal has not been conditioned upon the affirmative vote of a majority of the outstanding shares owned by unaffiliated shareholders and even though an unaffiliated representative has not been retained to act solely on behalf of the unaffiliated security holders. The presence of appraisal rights is the basis for the Company, Carl Midkiff (in his individual capacity) and the Affiliated Persons believing that the transaction is fair from a procedural point of view as appraisal rights give the unaffiliated shareholders to seek a higher price for their shares. All members of the board of directors of Uptowner and the other Affiliated Persons believe the transaction is procedurally and substantively fair to the unaffiliated shareholders based on the foregoing.

         After evaluating the substantive and procedural fairness of the Reverse Stock Split, the board concluded that the Reverse Stock Split is the most expeditious, efficient, cost effective and fair method to convert Uptowner from a reporting company to a privately held non-reporting company.

         On October 17, 2003, the board of directors determined that the purchase price of $1.07 per whole share of New Common Stock (reflects a $1,600,000 pre-split valuation of Existing Common Stock) for fractional shares of Uptowner's Existing Common Stock is fair from a financial point of view to the holders of Existing Common Stock of Uptowner. This determination was primarily based on the valuation.

         Although no agreement (either express or implied) exists regarding the voting of shares, Uptowner believes that each executive officer and director of Uptowner will vote all shares of Existing Common Stock of Uptowner they own or control for the proposed Reverse Stock Split and related Articles to Uptowner's Articles of Incorporation. These shares represent approximately 54.09% of the voting power on the Record Date.

CERTAIN EFFECTS OF REVERSE STOCK SPLIT PROPOSAL ON UPTOWNER'S SHAREHOLDERS

         RIGHTS, PREFERENCES AND LIMITATIONS. There are no differences between the respective rights, preferences or limitations of the Existing Common Stock and the New Common Stock. There will be no differences with respect to dividend, voting, liquidation or other rights associated with Uptowner's Common Stock before and after the Reverse Stock Split.

         If the Reverse Stock Split is approved, the interests of holders of Existing Common Stock will change. Each share of Existing Common Stock which would upon completion of the Reverse Stock Split represent a fractional share of New Common Stock will be automatically converted into the right to receive from Uptowner, in lieu of fractional shares of New Common Stock, cash in the amount of $1.07 for each share of Existing Common Stock on a pre-split basis.

         If the Reverse Stock Split is effected, shareholders owning fewer than 25,000 shares of Existing Common Stock will no longer have any equity interest in Uptowner and will not participate in future increases or decreases to Uptowner's net assets in liquidation. Further, the shareholders who will continue to have an equity interest in Uptowner after the Reverse Stock Split will own a security the liquidity of which will be reduced.

         The Reverse Stock Split will not have a different effect on shares of Existing Common Stock held by affiliates as it will for non-affiliates. Both affiliates and non-affiliates who own 25,000 shares or more will receive one share for each 25,000 shares owned and will receive $1.07 on a pre-split basis for fractional shares. Due to their share ownership, Carl Midkiff, Prestige Property, Inc., Violet Midkiff and the Violet Midkiff Irrevocable Trust will remain as shareholders after the Reverse Stock Split.

         FINANCIAL IMPACT. Uptowner estimates that after the Reverse Stock Split is effected, the number of shares of New Common Stock outstanding will be approximately 29 shares in the hands of approximately four shareholders of record. The total number of fractional shares to be purchased (exclusive of an undetermined number of fractional shares held in "street name") is estimated to be approximately 768,642 at a cost of $822,447. The cost of the Reverse Stock Split transaction will come from a loan from First Sentry Bank, Inc.

         APPRAISAL RIGHTS. Pursuant to West Virginia Code Section 31D-13-1302, a company shareholder may have appraisal rights as to all or any part of the shares of company common stock registered in that shareholder's name, provided the shareholder does not vote in favor of the Reverse Stock Split and complies with the procedures outlined in West Virginia Code Sections 31D-13-1303 through and including Section 31D-13-1326.

         Under West Virginia Code Section 31D-13-1321, a shareholder who wishes to exercise appraisal rights must deliver to the company before any vote is taken on the Reverse Stock Split, written notice of that shareholder's intent to demand payment if the proposed Reverse Stock Split is consummated. Also, that shareholder must not vote, or cause to or permit to be voted, any shares of that shareholder's Common Stock in favor of the proposed Reverse Stock Split. A shareholder who does not satisfy these requirements is not entitled to appraisal rights.

         If the proposed Reverse Stock Split becomes effective, the company must deliver a written appraisal notice in the requisite form to all shareholders who satisfied the foregoing requirements. That notice must be sent no earlier than the date the Reverse Stock Split becomes effective and no later than 10 days after the Effective Date. That form would require a shareholder asserting appraisal rights to certify whether or not beneficial ownership of that shareholder's shares for which appraisal rights are asserted was acquired before the date of this Proxy Statement and that the shareholder did not vote for the Reverse Stock Split.

         This form will state where it must be returned and where certificates for shares must be deposited and the date by which those certificates must be deposited. The form will also indicate the company's estimate of the fair value of the shares and that, if requested in writing, the company will provide, to the shareholders so requesting, within 10 days after the date specified in which the form must be returned, the number of shareholders who returned the forms by the specified date and the total number of shares owned by them. The form will also state the date by which the notice to withdraw from the appraisal process must be received.

         A shareholder who receives notice and who wishes to exercise appraisal rights must certify on the form sent by the company whether beneficial ownership of the shares was acquired before the required date set forth above. If a shareholder fails to make this certification, the company may elect to treat the shareholder's shares as after-acquired shares that were not entitled to appraisal rights. A shareholder who does not execute and return the form and, in the case of certificated shares, deposit the shareholder's share certificates where required, each by the date set forth in the notice, is not entitled to payment.

         The company shall pay in cash to those shareholders who comply with the requirements set forth in the West Virginia Code the amount the company estimates to be the fair value of their shares, plus interest. Any payment must be accompanied by financial statements of the company, a statement of the company's estimate of the fair value of the shares and a statement that shareholders who have perfected their appraisal rights have the right to demand further payment and that if any shareholder does not make demand for further payment within the time specified, that shareholder is deemed to have accepted the payment in full of satisfaction of the company's obligations under the West Virginia Code regarding appraisal rights.

         The company may elect to withhold payment from any shareholder who did not certify the beneficial ownership of all of the shareholder's shares as set forth above. If the company elects to withhold to such payment, it must, within 30 days, notify all shareholders who are seeking appraisal and from whom the company has elected to withhold payment along with the following information: the company's financial statements; the company's estimate of fair value; that such shareholder may accept the company's estimate of fair value, plus interest, in full satisfaction of such shareholder's demands or demand appraisal under the West Virginia Code; that those shareholders who wish to accept the offer must notify the bank of their acceptance within 30 days; and that those shareholders who do not satisfy the requirements for demanding appraisal under the provisions of the West Virginia Code will be deemed to have accepted the company's offer.

         A shareholder who is paid but who is dissatisfied with the amount of the payment must notify the company in writing of that shareholder's estimate of the fair value of the shares and demand payment of that estimate, plus interest, unless any payment is already made. Any shareholder offered a payment by the company and who is dissatisfied with that offer must reject that offer and demand payment of the shareholder's stated estimate of the fair value of the shares, plus interest. A shareholder who fails to notify the company in writing of that shareholder's demand to be paid within 30 days after receiving the company's payment or offer of payment waives the right to demand payment and is entitled only to the payment offered by the company. THE FOREGOING SUMMARY IN THIS SECTION OF THE PROXY STATEMENT ENTITLED "APPRAISAL RIGHTS" DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE RIGHTS OF SHAREHOLDERS SEEKING APPRAISAL AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PROVISIONS OF WEST VIRGINIA CODE SECTIONS 31D-13-1302 TO AND INCLUDING 31D-13-1326, THE FULL TEXT OF WHICH IS ATTACHED AS APPENDIX II TO THIS PROXY STATEMENT.

         TERMINATION OF REGISTRATION WITH SEC. The Existing Common Stock is currently registered under the Exchange Act. Such registration may be terminated, under SEC rules, upon application of Uptowner to the SEC if Uptowner has fewer than 300 record holders of its Common Stock. Uptowner intends to make an application for termination of registration of the New Common Stock immediately after shareholder approval of the Reverse Stock Split. Termination of the registration of the New Common Stock under the Exchange Act would substantially reduce the information required to be furnished by Uptowner to its shareholders and to the SEC and would make certain provisions of the Exchange Act, such as the filing of annual and quarterly reports and Proxy Statements, no longer applicable to Uptowner.

         With respect to the executive officer and directors of Uptowner, upon termination of registration of the New Common Stock under the Exchange Act, the executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including the reporting and short-swing profit recapture provisions of Section 16 thereof, as well as many of the provisions of the Sarbanes-Oxley Act of 2002. Upon termination of Exchange Act registration, Uptowner will continue to be subject to the general anti-fraud provisions of federal and applicable state securities laws.


         BENEFITS. The Reverse Stock Split is expected to result in the following benefits to Uptowner, its remaining shareholders, and those persons who will cease to be shareholders of Uptowner upon completion of the Reverse Stock Split:

          - The termination of Uptowner's reporting obligations under the Exchange Act will result in a reduction in Uptowner's previously estimated costs. Uptowner expects to use any amounts saved as a result of termination of Exchange Act registration to increase the company's working capital. Uptowner expects to terminate its reporting obligations under the Exchange Act immediately after the Reverse Stock Split is approved by the Company's shareholder.

          - The Reverse Stock Split affords shareholders owning fewer than 25,000 shares of Existing Common Stock the opportunity to realize fair value for their shares. In the absence of the Reverse Stock Split, even if a more active trading market developed for the Existing Common Stock, such holders would nonetheless realize less net value for their shares since the sale of their shares would ordinarily involve disproportionately high brokerage commissions.

          - The percentage ownership of New Common Stock of the remaining shareholders of Uptowner following the Reverse Stock Split will increase due to the repurchase of fractional shares by Uptowner.

          - Termination of Uptowner as a reporting company under the Exchange Act will reduce the potential liabilities associated with being a public company under federal and state securities laws.


         The table below illustrates the effect of the Reverse Stock Split on each Affiliated Shareholder's respective interest in Uptowner's net book value and net earnings.

PRIOR TO TRANSACTION

                                                                         6/30/03      Y-T-D 6/30/03
                                                                       Interest in     Interest in
                                         Shares                           NBV            Earnings
                                         ------                           ---            --------
*Carl Midkiff (includes shares owned
  by Mr. Midkiff's spouse and two
  minor children and, jointly by
  Mr. Midkiff)                           302,201           20.23%      $  354,397      $  (27,093)

Hobart Adkins                                100            0.01%      $      175      $      (13)

David Robinson                               702            0.05%      $      876      $      (67)

Richard Monga                                 --            0.00%      $       --      $       --

Prestige Properties                       40,727            2.72%      $   47,650      $   (3,641)

Violet Midkiff (including shares
  owned by her minor grandchildren)      264,207           17.69%      $  309,901      $  (23,683)

Violet Midkiff Irrevocable Trust         200,000           13.39%      $  234,571      $  (17,926)
                                      ----------      ----------       ----------      ----------
Subtotal                                 807,937           54.09%      $  947,570      $  (72,413)

All Other                                685,705           45.91%      $  804,270      $  (61,462)
                                      ----------      ----------       ----------      ----------
Total Shares                           1,493,642          100.00%      $1,751,840      $ (133,875)

AFTER TRANSACTION

                                                                        Proforma
                                                                         6/30/03      Y-T-D 6/30/03
                                                                       Interest in     Interest in
                                        Shares                            NBV *         Earnings
                                        ------                            -----         --------
**Carl Midkiff                                10           34.48%      $  320,454      $  (46,160)

Hobart Adkins                                 --            0.00%      $       --      $       --

David Robinson                                --            0.00%      $       --      $       --

Richard Monga                                 --            0.00%      $       --      $       --

Prestige Properties                            1            3.45%      $   32,064      $   (4,619)

Violet Midkiff (including shares
  owned by her minor grandchildren)           10           34.48%      $  320,455      $  (46,160)

Violet Midkiff Irrevocable Trust               8           27.59%      $  256,420      $  (36,936)
                                      ----------      ----------       ----------      ----------
 Subtotal                                     29          100.00%      $  929,393      $ (133,875)

 All Other                                     0            0.00%      $        0      $       --
                                      ----------      ----------       ----------      ----------
 Total Shares                                 29          100.00%      $  929,393      $ (133,875)

*  Adjusted for transaction

** Not all of the 302,201 shares owned or controlled by Mr. Midkiff will be converted in the Reverse Stock Split due to 40,227 of those shares being owned by his children and wife and by him jointly in increments smaller than 25,000. These shares will become fractional shares and cashed out pursuant to the Reverse Stock Split.

         DETRIMENTS. The Reverse Stock Split is expected to result in the following detriments to Uptowner, its remaining shareholders, and those persons who will cease to be shareholders of Uptowner upon completion of the Reverse Stock Split:

          - If the Reverse Stock Split is approved, it is estimated that approximately 1,391 shareholders, owning in the aggregate approximately 768,642 shares of Existing Common Stock, will cease to be shareholders of Uptowner and will no longer hold an equity interest in Uptowner. Such shareholders, therefore, will not share in future increases in Uptowner's net assets or in future dividends, if any, and will no longer have the right to vote on any corporate matter. Such shareholders also will be deprived of the ability to liquidate their shares of Existing Common Stock at a time and for a price of their choosing (assuming a purchaser for such shares could be found).

          - Termination of registration of the shares of New Common Stock under the Exchange Act will reduce substantially the information required to be furnished by Uptowner to its shareholders and will make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, the requirement of furnishing a proxy or information statement in connection with certain shareholder meetings pursuant to Section 14(a) of the Exchange Act, and the requirements of Rule 13e-3 promulgated by the SEC under the Exchange Act with respect to "going private" transactions no longer applicable to Uptowner and its executive officer and directors. In addition, termination of such registration will deprive "affiliates" of Uptowner of the ability to dispose of such securities pursuant to Rule 144 promulgated under the Securities Act.

          - If the Reverse Stock Split is approved and, as contemplated, the shares of New Common Stock are deregistered under the Exchange Act, it is anticipated that a market for the New Common Stock will not be available by market makers.

          - Shareholders owning whole shares, rather than fractions of a share, after the Reverse Stock Split will not be entitled to receive any cash payment for their whole shares of New Common Stock, but will receive cash only for their fractional share.

          - If the Reverse Stock Split is approved and implemented, Uptowner intends to terminate the registration of its New Common Stock under the Exchange Act pursuant to Section 12(g)(4) immediately after filing the articles of amendment to Uptowner's articles of incorporation. As a result, Uptowner's duty to file periodic reports with the SEC, such as quarterly and annual reports will be suspended immediately after filing the appropriate form with the SEC, which Uptowner plans to file immediately after the shareholders' meeting.

         BENEFICIAL OWNERS OF COMPANY STOCK. The Reverse Stock Split will affect shareholders holding Uptowner stock in street name through a nominee (such as a bank or broker). Nominees may have different procedures, and shareholders holding Uptowner stock in street name should contact their nominees to determine how they are affected by the Reverse Stock Split.

         DIRECTORS AND OFFICERS. The directors and officers of Uptowner immediately prior to the Reverse Stock Split will remain the directors and officers of Uptowner immediately following the effectiveness of the Reverse Stock Split.

FEDERAL INCOME TAX CONSEQUENCES

      The following section describes the material U.S. federal income tax consequences of the Reverse Stock Split to unaffiliated and affiliated shareholders who hold the Existing Common Stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). The following is based upon the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws are not addressed in this proxy statement. All shareholders should consult with their own tax advisors as to the tax consequences of the Reverse Stock Split in their particular circumstances, including any Uptowner shareholders who hold their Existing Common Stock other than as a capital asset and persons who acquired their Existing Common Stock as compensation and including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

      UPTOWNER. It is anticipated that no gain or loss will be recognized by Uptowner as a result of the redemption of Existing Common Stock or the issuance of New Common Stock pursuant to the Reverse Stock Split.

      SHAREHOLDERS GENERALLY. A shareholder who receives cash in lieu of fractional shares or through the exercise of appraisal rights will be treated as if the cash were received in redemption of that shareholder's New Common Stock subject to Section 302 of the Code. Under Section 302 of the Code, a redemption of New Common Stock pursuant to the Reverse Stock Split or the exercise of appraisal rights will, as a general rule, be treated as a sale or exchange if the redemption (a) results in a "complete termination" of the shareholder's interest in Uptowner, (b) is "substantially disproportionate" with respect to the shareholder or (c) is "not essentially equivalent to a dividend" with respect to the shareholder.

     In determining whether any of these Section 302 tests is satisfied, shareholders must take into account not only New Common Stock that they actually own, but also any New Common Stock they are "deemed" to own under the constructive ownership rules set forth in Section 318 of the Code. Pursuant to these constructive ownership rules, a shareholder will be deemed to own stock that is actually or constructively owned by certain members of his or her family (spouse, children, grandchildren and parents) and other related parties including, for example, certain entities in which such shareholder has a direct or indirect interest (including partnerships, estates, trusts and corporations), as well as shares of stock that such shareholder (or a related person) has the right to acquire upon exercise of an option or conversion right. In addition, if a shareholder lives in a community property state, the community property laws of that state may have an effect on the constructive ownership rules. Section 302(c)(2) of the Code provides certain exceptions to the family attribution rules for the purpose of determining a "complete termination." If a shareholder intends to rely upon these exceptions, the shareholder must file a "waiver of family attribution" statement with his tax return and must comply with certain other requirements set forth in the Code and the Income Tax Regulations promulgated thereunder (the "Regulations").

      The redemption of a shareholder's shares of New Common Stock will result in a "complete termination" of a shareholder's interest in Uptowner if either
(a) all New Common Stock actually and constructively owned by Uptowner is redeemed or sold pursuant to the Reverse Stock Split or the exercise of appraisal rights or (b) all of the New Common Stock actually owned by the shareholder is redeemed or sold pursuant to the Reverse Stock Split or the exercise of dissenter's rights and the shareholder is eligible to waive, and does effectively waive in accordance with Section 302(c) of the Code, attribution of all New Common Stock which otherwise would be considered to be constructively owned by such shareholder. Such waiver of attribution applies only to New Common Stock that would be attributed to a shareholder from members of such shareholder's family.

      The redemption of a shareholder's New Common Stock will be "substantially disproportionate" with respect to such shareholder if the percentage of New Common Stock actually and constructively owned by such shareholder immediately following the Reverse Stock Split is less than 80% of the percentage of New Common Stock actually and constructively owned by such shareholder immediately prior to the Reverse Stock Split and is less than 50% of the total New Common Stock outstanding after the Reverse Stock Split. Waiver of family attribution is not available in applying the "substantially disproportionate" test.

      Even if the redemption of a shareholder's New Common Stock fails to satisfy the "complete termination" test and the "substantially disproportionate" test described above, the redemption of a shareholder's New Common Stock may nevertheless satisfy the "not essentially equivalent to a dividend" test if the shareholder's redemption of New Common Stock pursuant to the Reverse Stock Split results in a "meaningful reduction" in such shareholder's proportionate New Common Stock interest in Uptowner. Whether the receipt of cash by a shareholder will be considered "not essentially equivalent to a dividend" will depend upon such shareholder's particular facts and circumstances. No general guidelines indicating the facts and circumstances under which a redemption will be considered to produce a meaningful reduction in proportionate interest have been provided by the courts or issued by the Internal Revenue Service (the "Service"). However, the Service has clearly stated its position that if no reduction in percentage interest occurs, none of the Section 302 tests will be satisfied. Waiver of family attribution is not available in the context of the "not essentially equivalent to a dividend" test.

      UNAFFILIATED SHAREHOLDERS.

      Complete Redemption -- Any shareholder owning less than 25,000 shares of Existing Common Stock will have all of their shares actually owned redeemed in the Reverse Stock Split. Generally, under Section 302(b)(3) of the Code and subject to the constructive ownership rules of Section 318 of the Code discussed above, the deemed redemption of the New Common Stock should be treated as a complete termination of the shareholder's interest in Uptowner. For any shareholder whose interest in Uptowner is completely terminated pursuant to the Reverse Stock Split, the deemed redemption of the New Common Stock should be treated as a sale or exchange of property.

      As a result, such Uptowner shareholder will generally recognize capital gain or loss measured by the difference between the amount of cash received and the holder's adjusted tax basis for the shares. This capital gain or loss will generally be long-term capital gain or loss if, as of the date of the exchange, the holding period for such shares is greater than one year. Long-term capital gain of a non-corporate holder is generally subject to tax at a maximum federal tax rate of 15%. The current maximum federal income tax rate on ordinary income and short-term capital gains is 35%.

      Shareholder Receiving Cash and Stock -- Any shareholder owning more than 25,000 shares of Existing Common Stock will receive 1 share of New Common Stock for each 25,000 shares plus cash in lieu of any fractional shares which may be issued to such shareholder. Such shareholder should not recognize any gain or loss on the exchange of shares of Existing Common Stock for shares of New Common Stock. See, Code Section 1036 and Rev. Rul. 77-19, 1977-1 C. B. 84.

       In assessing whether the redemption of a shareholder's shares of New Common Stock satisfies the "substantially disproportionate" test or the "not essentially equivalent to a dividend" test described above, it should be emphasized that the Reverse Stock Split will substantially reduce the number of outstanding shares of New Common Stock. As a result, if a shareholder retains a portion of its New Common Stock, the shareholder's percentage interest in New Common Stock of Uptowner may not be reduced even if the shareholder receives cash for a substantial portion of its Uptowner Common Stock. In such case, the Service has clearly stated that if no reduction in percentage interest occurs, none of the Section 302 tests will be satisfied. If a shareholder is able to satisfy the Section 302 tests, the redemption will be treated as a sale or exchange as described in the complete redemption above.

         With respect to shares of New Common Stock treated as redeemed, if a shareholder cannot satisfy any of the three tests described above and to the extent Uptowner has sufficient current and/or accumulated earnings and profits, such shareholder will be treated as having received a dividend which will be includible in gross income (and treated as ordinary income) in an amount equal to that portion of the cash received with respect to the deemed redemption of the New Common Stock. In addition, the shareholder's basis in such New Common Stock disposed of will not offset the amount of cash received, but instead will be reallocated to shares of New Common Stock still held by such shareholder or, although the matter is not free from doubt, if no shares are actually owned, reallocated to those shares constructively owned, under certain circumstances. Dividends of a non-corporate holder are generally subject to tax at a maximum federal tax rate of 15%. Currently, it is anticipated that Uptowner will not have current or accumulated earnings and profits. Reference is made to the retained earnings section of Uptowner's balance sheet contained in the Form 10-K for the fiscal year ended June 30, 2003, and the Form 10-Q for the quarter ended December 31, 2003, both attached as Appendix IV. However, if there were substantial income during the year, this result could change. Management does not anticipate any such substantial income.

     To the extent that a portion of the cash received with respect to the deemed redemption of the shares of New Common Stock exceeds the current and/or accumulated earnings and profits of Uptowner attributable to the retained and (deemed) redeemed shares of New Common Stock, such excess will first be treated as a non-taxable return of capital to the extent of the basis attributable to such retained and (deemed) redeemed shares and then as a capital gain. Such capital gain will be short-term or long-term depending on the holding period for the retained shares. If a shareholder acquired shares of New Common Stock at different times and/or at different prices, the application of the rules for basis reduction, gain recognition and type of capital gain is unclear.

      AFFILIATED SHAREHOLDERS. It is anticipated that the treatment of affiliated shareholders will be substantially the same as outlined above for Unaffiliated Shareholders.

      REPORTING AND WITHHOLDING. Cash payments made pursuant to the reverse stock split will be reported to the extent required by the Code to Uptowner shareholders and the Internal Revenue Service. The payments will ordinarily not be subject to withholding of federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain shareholders by reason of the events specified in section 3406 of the Code and related Treasury Regulations, which include failure of an Uptowner shareholder to certify to Uptowner the shareholder's taxpayer identification number or social security number. Uptowner may require Uptowner shareholders to establish an exemption from backup withholding or to make arrangements satisfactory to Uptowner with respect to backup withholding. An Uptowner shareholder who does not provide Uptowner with his or her taxpayer identification number may be subject to penalties imposed by the IRS. Withholding may also apply to Uptowner shareholders who are otherwise exempt from such withholding, such as a foreign person, if that person fails to properly document its status as an exempt recipient.
                               GENERAL INFORMATION

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

         This Proxy Statement is being furnished in connection with the solicitation by the board of directors of Uptowner, a West Virginia corporation, of proxies to be voted at the Special Meeting of Shareholders of Uptowner to be held at the offices of Uptowner, at 800 Third Avenue, Huntington, West Virginia 25701, on June 11, 2004, at 10:00 a.m., local time, and at any postponement or adjournment thereof. The only shareholders entitled to vote at the Special Meeting are the holders of record at the close of business on the Record Date. On the Record Date there were 1,493,642 outstanding shares of Existing Common Stock. Each outstanding share of Existing Common Stock is entitled to one vote on each matter to come before the Special Meeting.

         At the Special Meeting, the shareholders of Uptowner will vote (i) to approve the amendment to Uptowner's Articles of Incorporation to effect the proposed one-for 25,000 Reverse Stock Split, and (ii) to transact such other business as may properly come before the Special Meeting, as set forth in the preceding Notice of Special Meeting.

         The holders of a majority of the outstanding shares of Existing Common Stock present, in person or by proxy, and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained. Abstentions and broker non-votes are considered for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will have the effect of a vote against the Reverse Stock Split and the related amendment to Uptowner's Articles of Incorporation. Shareholders are urged to sign the accompanying form of proxy and return it promptly.

         When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented are voted by proxies designated on the proxy card in accordance with the shareholder's instructions. If a signed proxy card is returned and the shareholder has made no specifications with respect to voting matters, the shares will be voted for the proposed Reverse Stock Split described in this Proxy Statement and, at the discretion of the designated proxies, on any other matter that may properly come before the Special Meeting or any adjournment. Uptowner does not know of any business that will be presented for consideration at the Special Meeting other than the Reverse Stock Split and related Amendment to Uptowner's Articles of Incorporation. However, if any other business should come before the Special Meeting, it is the intention of the designated proxies to vote on any such business in accordance with the recommendation of management.

         Any shareholder of Uptowner has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by (i) notifying the Secretary of Uptowner in writing at Uptowner's principal executive office, (ii) executing and delivering a subsequent proxy, or (iii) personally appearing at the Special Meeting and casting a vote in person. However, no revocation shall be effective unless and until notice of such revocation has been received by Uptowner at or prior to the Special Meeting.

PERSONS MAKING THE SOLICITATION

         The enclosed proxy is solicited on behalf of the board of directors of Uptowner. The chief executive officer may participate in the solicitation but will not receive any separate or additional compensation in connection therewith. The cost of soliciting proxies in the accompanying form will be borne by Uptowner. Proxies may also be solicited personally or by telephone by directors and officers of Uptowner, without additional compensation therefor. Upon request, Uptowner will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Existing Common Stock.

                   PROPOSAL--REVERSE STOCK SPLIT AND RELATED
                AMENDMENT TO UPTOWNER'S ARTICLES OF INCORPORATION

GENERAL

         The board of directors has unanimously adopted a resolution approving, and recommending to shareholders for approval, an amendment to Uptowner's Articles of Incorporation to effect the proposed one-for 25,000 Reverse Stock Split. The form of amendment is attached hereto as Appendix III.

         If the shareholders approve the Reverse Stock Split, Uptowner intends to file the amendment to Uptowner's Articles of Incorporation with the Secretary of State of West Virginia. The Reverse Stock Split will become effective on the date the amendment is filed with the Secretary of State of West Virginia. Uptowner expects the amendment to become effective as soon as practicable following the Special Meeting.

         Uptowner had 1,493,642 shares of Existing Common Stock outstanding as of the Record Date. If the Reverse Stock Split is approved and implemented, each share of Existing Common

Stock will automatically be reclassified into one twenty-five thousandeth of a fully paid and non-assessable share of New Common Stock without any further action on the part of the shareholders. Assuming no change in the number of outstanding shares from the Record Date if the Reverse Stock Split is approved, the currently outstanding shares of Existing Common Stock will be converted into approximately 29 shares of New Common Stock.

PAYMENT FOR SHARES

         Within 10 days after the Effective Date, Uptowner will mail to the holders of fractional shares a notice of the filing of the Articles of Amendment and a letter of transmittal containing instructions with respect to the submission of shares of Existing Common Stock to Uptowner. No certificates or scrip representing fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split. Instead, shareholders holding a number of shares of Existing Common Stock not evenly divisible by 25,000, and shareholders holding fewer than 25,000 shares of Existing Common Stock, upon surrender of their old certificates, will receive cash in lieu of fractional shares of New Common Stock. The price payable by Uptowner for Existing Common stock will be determined by multiplying the Existing Common Stock by $1.07. Payment for fractional shares will be determined by multiplying the fraction of New Common Stock by $1.07. Holders of shares will be entitled to receive, and Uptowner will be obligated to make payment for, cash in lieu of shares only by transmitting stock certificate(s) for shares of Existing Common Stock to Uptowner, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as Uptowner may require.

         Any holder of record of fewer than 25,000 shares of Existing Common Stock who desires to retain an equity interest in Uptowner after the Effective Date may do so by purchasing, prior to the Effective Date, a sufficient number of shares of Existing Common Stock such that the total number of shares held of record in his name immediately prior to the Reverse Stock Split is equal to or greater than 25,000. However, due to the limited trading market for Uptowner's Existing Common Stock it is possible that a shareholder desiring to retain an equity interest in Uptowner may not be able to purchase enough shares to retain an equity interest in Uptowner at a fair price or at all.

VOTE REQUIRED

         Approval of the Reverse Stock Split and amendment to the Articles of Incorporation will require approval and amendment to the Articles of Incorporation by a majority of the shares of Existing Common Stock that were outstanding on the Record Date. Accordingly, the Reverse Stock Split will be approved if at least 746,822 shares of Existing Common Stock are voted in favor of the Reverse Stock Split. Affiliates of the company (primarily Carl Midkiff) own or control 54.09% and it is expected that these shares will be voted in favor of the Reverse Stock Split and the amendment to the Articles of Incorporation although no agreements have been entered into in this regard.

SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION; EXPENSES OF TRANSACTION

         The total amount of funds needed to cash out the fractional shares is estimated to be $822,447. Uptowner estimates incurring the following costs and expenses to structure and complete the Reverse Stock Split:

Filing fees                                      $     350
Legal expenses                                      70,000
Accounting expenses                                 15,000
Printing and mailing costs                          25,000
Other miscellaneous costs                            5,000
                                                 ---------
Total                                            $ 115,350
                                                 ---------

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT AND THE RELATED AMENDMENT TO UPTOWNER'S ARTICLES OF INCORPORATION.

                                   MANAGEMENT

INFORMATION WITH RESPECT TO THE DIRECTORS AND EXECUTIVE OFFICERS

         For each member of the board of directors and Uptowner's executive officers, there follows information given by each concerning his or her principal occupation and business experience for the past five years, his or her age and his or her length of service as a director of Uptowner. The address and telephone for each person named in the table is in care of Uptowner Inns, Inc., 741 5th Avenue, Huntington, West Virginia 25701, Telephone (304) 525-8162.

                                           POSITION WITH             TERM       PRINCIPAL OCCUPATION FOR PAST
      NAME                 AGE              THE COMPANY             EXPIRES               FIVE YEARS
----------------           ---        -----------------------       -------    -------------------------------
Hobart A. Adkins           47           Director Since 2001           2004     Owner of Quality Exhaust, Inc.;
                                      Secretary of the Board                   President, 31st Street
                                                                               Enterprises, Inc. (Business
                                                                               includes auto repair and
                                                                               exhaust repair)

Richard Monga              38           Director Since 2001           2004     General Manager of Uptowner
                                                                               Inns, Inc. (1997-present);
                                                                               Prior Experience: General
                                                                               Manager, separate Holiday Inn
                                                                               property

                                          POSITION WITH              TERM       PRINCIPAL OCCUPATION FOR PAST
      NAME                 AGE             THE COMPANY              EXPIRES             FIVE YEARS
------------------         ---         ----------------------       -------    -------------------------------
Carl E. Midkiff            52           Director Since 1997           2004     President, CEO and Chairman of
                                          President, CEO,                      the Board of Uptowner Inns,
                                       Chairman of the Board                   Inc.; Owner and Manager of
                                                                               Hazmat Environmental
                                                                               Contractors, Inc.  (1995-2001);
                                                                               Owner and Manager of Prestige
                                                                               Properties, Inc. (2000-present)
                                                                               (Owns and manages residential
                                                                               rental properties)

Charles D. Robinson        48           Director Since 2001;          2004     Insurance Agent and Vice
                                       Treasurer of the Board                  President of Insurance Systems,
                                                                               Inc.

         Other than Mr. Midkiff and Mr. Robinson, there are no other executive officers of Uptowner.

         During the past five years, none of the above named persons has been convicted in a criminal proceeding or has been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining him from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. All of the above named persons are citizens of the United States.

         The board of directors met three times during the fiscal year ended June 30, 2003.

COMMITTEES OF THE BOARD OF DIRECTORS

         The board of directors currently has no committees and the entire board served in the capacity of the Compensation Committee and the Audit Committee.

REPORT OF CARL MIDKIFF CONCERNING THE AUDIT

         Carl Midkiff oversees the company's financial reporting process. Mr. Midkiff has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling his oversight responsibilities for fiscal 2003, Mr. Midkiff reviewed the audited financial statements in the Form 10-K with the company's auditors including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity and disclosures in the financial statements.

         Mr. Midkiff reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, his judgments as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards.

         In reliance on the reviews and discussions referred to above, Mr. Midkiff recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Form 10-K for the fiscal year ended June 30, 2003, for filing with the SEC. Mr. Midkiff and the board have also approved the selection of the company's independent auditors.

         Based upon the review and discussions referred to above, the board of directors recommended that the audited financial statements for the fiscal year ended June 30, 2003, be included in the company's Annual Report on Form 10-K and filed with the SEC.

September 15, 2003
                                                     Hobart A. Adkins
                                                     Richard Monga
                                                     Carl E. Midkiff
                                                     Charles D. Robinson

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless the company specifically incorporates this report by reference. They will not otherwise be filed under such Acts.

         AUDIT FEES AND ALL OTHER FEES. For the year ended June 30, 2003, Uptowner paid Sullivan, Ware & Hall, PLLC $18,000 for audit fees and $9,662 for all other fees. The board has considered that the provision of the non-audit services noted above is compatible with maintaining Sullivan, Ware & Hall, PLLC's independence.

         In reliance on the reviews and discussions referred to above, the board determined that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission. The board has selected Sullivan, Ware & Hall PLLC as independent auditors of Uptowner for the fiscal year ended June 30, 2003.

DIRECTORS' COMPENSATION

         Board members receive $500 for each board meeting of the Company they attend. In the fiscal year ended June 30, 2003, the board of directors of the Company received $300 each, in the aggregate, for all board of directors' meeting attended.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         Mr. Midkiff's salary is determined annually by the board of directors based on several objective and subjective factors. The board considers industry-wide salary information for executives in the hotel industry which is compiled through surveys conducted by recognized publications in the hotel industry. Members of the board of directors also subjectively apply their own familiarity of the local market for business executives to ensure Mr. Midkiff's annual salary is set at an appropriate level considering the local business climate, Mr. Midkiff's expertise in the hotel business, the cost to replace Mr. Midkiff with another executive with equivalent experience and the success of the company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and executive officers, and persons who own more than 10% of the registered class of the company's equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to the company. Each of Carl Midkiff, Violet Midkiff, MMS Limited Partnership, Prestige Property, Inc. and Violet Midkiff Irrevocable Trust either directly or indirectly own beneficially more than 10% of the company's common stock. Additionally, Carl Midkiff, Charles Robinson and Hobart Adkins are directors and executive officers owning shares of the company's common stock. On January 23, 2004, Carl Midkiff, Violet Midkiff, Hobart Adkins, Charles Robinson, Prestige Property, Inc., MMS Limited Partnership and The Violet Midkiff Irrevocable Trust filed a Form 3 and Carl Midkiff, Charles Robinson, Prestige Property, Inc. and MMS Limited Partnership filed a Form 4. Previously these individuals had made no filings as required by Section 16 of the Exchange Act and their respective Form 3's represent the first Section 16 report for each of these persons. Carl Midkiff is delinquent on twelve reports representing eighteen transactions not reported on a timely basis. Violet Midkiff is delinquent on forty-two reports representing forty-seven transactions. Hobart Adkins is delinquent on one report representing one transaction. Charles Robinson is delinquent on two reports representing two transactions. MMS Limited Partnership is delinquent on two reports representing two transactions. Prestige Property, Inc. is delinquent on one report representing one transaction. Violet Midkiff Irrevocable Trust is delinquent on one report representing one transaction.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         SUMMARY OF COMPENSATION. The table below reflects information concerning the annual compensation for services in all capacities to the corporation for the fiscal years ended June 30, 2003, 2002 and 2001, of those persons who were, as of June 30, 2003, (a) the chief executive officer, and (b) the four other most highly compensated executive officers to the extent that such persons total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                   ANNUAL COMPENSATION (1)
                                                         ------------------------------------------
                                                                                       OTHER ANNUAL
  NAME AND PRINCIPAL POSITION            FISCAL YEAR      SALARY         BONUS         COMPENSATION
  ---------------------------            -----------      ------         -----         ------------
Carl E. Midkiff, President                  2003         $86,000        $52,348             $ 0
     and Chief Executive Officer            2002         $45,923        $38,668             $ 0
                                            2001         $38,912        $51,796             $ 0

(1) Does not include perquisites and other personal benefits, the amount of which are not shown because the aggregate amount of such compensation during the years presented did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer. The company provides Mr. Midkiff with the use of a vehicle.

         The company does not maintain any form of stock option, stock appreciation rights, or other long-term compensation plans. There are no employment or change in control agreements.

                      INFORMATION ABOUT UPTOWNER INNS, INC.

GENERAL

         Uptowner was incorporated in the State of West Virginia on July 1, 1961. Uptowner had operated a 137-room full service hotel, the Uptowner Inn, built in 1962 by Uptowner and operated by Uptowner until January 2002. The property was sold in July 2002. In late August 1998, Uptowner opened a 135-room Holiday Inn Hotel & Suites facility adjacent to the Huntington Civic Arena. The franchise agreement under which it operates generally requires standard fees for advertising, reservation system, etc.

         The hotel clientele are predominantly business travelers due to the downtown location. The Holiday Inn Hotel & Suites occupancy for the year averaged 79% with an average room rate of $80. This yielded a revenue for available rooms of $20,736.

         A wholly owned subsidiary of Uptowner, Motel and Restaurant Supply, which was incorporated in the State of West Virginia on July 16, 1966, has had no activity since 1981.

         Neither Uptowner nor its subsidiary have experienced bankruptcy, receivership or similar proceedings; has been involved in a reclassification, merger or consolidation; has acquired or, except as hereinafter set forth, disposed of any material amount of assets otherwise than in the ordinary course of business; or has undertaken any material change in the mode of conducting its business.

         During fiscal 2003, Uptowner was engaged in substantially two lines of businesses, to-wit, the operation of a hotel with dining facilities, and residential/commercial rentals. The income of Uptowner from rentals did not exceed ten percent of the consolidated revenue of Uptowner and its subsidiaries for years ended June 30, 2002, 2001 and 2000. Consolidated revenue did not exceed $50,000,000, during any of the last three fiscal years.

         The hotel industry is highly competitive with Uptowner competing against numerous national hotel franchises in Huntington, West Virginia. As the company's operations are generally one business segment, its competition locally includes Radisson Hotel, Ramada Inn, Comfort Inn, Red Roof Inn and Hampton Inn.

         Seasonality directly affects this business as a result of people not traveling or vacationing in large numbers in the late fall and winter because of pool weather at these geographical locations.

         At September 30, 2003, Uptowner and its subsidiaries employ approximately 50 employees.

PROPERTY

         Uptowner has no foreign operations.

         A description of the properties Uptowner owns follows:

         (a) Uptowner owned a 137-room, four-story motor hotel known currently as the Uptowner Inn with a swimming pool and a lounge, located in downtown Huntington, West Virginia, at 1415 4th Avenue. This property was owned in fee by Uptowner. The motor hotel was subject to a mortgage in favor of the City National Bank, Huntington, West Virginia, in the original amount of $1,648,107, payable in monthly installments of $17,268 per month, including interest at 9.42% until December 20, 2002, at which time the variable rate may have changed. The original note of $2,000,000, along with two other promissory notes, were refinanced with the above-mentioned note on December 20, 1999. This property was sold on July 3, 2002 for $1,770,073.

         (b) Uptowner owned in fee two lots used for the overflow parking, across the street from its main motor hotel at 1432-34 4th Avenue, in Huntington, West Virginia. These lots were put up for auction on September 12, 2002 along with the parcel of real estate and building listed at item (j).

         (c) Uptowner owned in fee an undeveloped lot acquired for future development or parking across an alley from its main motor hotel at 1400 5th Avenue in Huntington, West Virginia. The lot was sold on July 3, 2002 with the main motor hotel.

         (d) Uptowner owned in fee two lots immediately west of its motor hotel, 1401 4th Avenue, in Huntington, West Virginia, acquired for future development and currently used for parking. This property was subject to a first mortgage in favor of City National Bank in the original amount of $1,648,107. These lots were sold on July 3, 2002 with the main motor hotel.

         (e) Uptowner owned in fee and operated a 40-unit, two-story apartment building within one city block of the motor hotel, at 1340 4th Avenue, in Huntington, West Virginia. The apartment building was sold at auction on September 12, 2002 for $361,000.

         (f) Uptowner owned in fee a lot acquired and used for parking across the street from its main motor hotel at 1420 4th Avenue, in Huntington, West Virginia. This lot was sold at auction on September 12, 2002 along with the three-story building listed at item (g).

         (g) Uptowner owned in fee a lot improved by a three-story building within one city block of the main motor hotel at 1416-18 4th Avenue, in Huntington, West Virginia. This property was subject to a mortgage in favor of Betty M. Dove, in the original amount of $76,000, 10% interest, maturing June 2002, the balance of which was $1,031 at June 30, 2002. This property is utilized for the corporate offices and rental units. This three-story building was sold at auction on September 3, 2002.

         (h) Uptowner owns in fee a vacant lot on the west side of Huntington approximately three miles from the main motor hotel and at an exit for Interstate 64. This purchase was finalized in October 1988 from an option entered into in 1983. The property is currently used as a parking lot until it is deemed beneficial to build and operate a motel in that location.

         (i) Uptowner purchased a parcel of real estate with a residential building in January 1990. This property was acquired for future development and parking. This parcel of real estate was sold at auction on September 3, 2002 with item (g) listed above.

         (j) Uptowner purchased a parcel of real estate with a building housing residential and commercial tenants in July 1991. This property is across the street from its main motor hotel and adjacent to other rental properties and parking facilities. The property has been renovated and is now fully utilized as rental property. The property is subject to a mortgage in favor of West Virginia Housing Development Fund in the original amount of $500,000, 5.5% rate of interest, maturing November 2018, the balance of which is $399,021 at June 30, 2002. The parcel of real estate, building and the two lots listed in item (b) were sold at auction on September 12, 2002 for $752,000.

         (k) Uptowner owns in fee a Holiday Inn Hotel & Suites, a 135-room motor hotel located in downtown Huntington at 800 3rd Avenue. The hotel officially opened for business August 28, 1998. The property is subject to a mortgage in favor of the Ohio National Life Insurance Company in the original amount of $6,800,000, 8.25% rate of interest and maturing February 2012. The balance of the note was $6,743,270 as of June 30, 2002. The facility is being marketed for convention and business travelers. It is adjacent to the Huntington Civic Arena and is used as a major part of marketing for conventions and meetings in the Tri-State area.

         (l) Uptowner acquired assets from an entity that is controlled by the company's president and shareholder, Carl Midkiff. The assets consist of land, building and equipment located in Proctorville, Ohio, and the terms of the transaction were no less favorable than a similar transaction would have been with an unrelated third party. The assets acquired are currently being rented. Liabilities were assumed of $272,935 and a promissory note issued for $91,565. The balance of the liability assumed is $-0- at June 30, 2002 and the balance of the promissory note is $-0- at June 30, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of June 15, 2003, relating to the beneficial ownership of the common stock by (a) each person or group known by the company to own beneficially more than 5% of the outstanding common stock; (b) each of the company's directors; and (c) all directors and executive officers of the company as a group. Ownership includes direct and indirect (beneficial) ownership as defined by SEC rules.

                                            AMOUNT AND NATURE OF
          NAME AND ADDRESS                BENEFICIAL OWNERSHIP (1)      PERCENT OF CLASS
          ----------------                ------------------------      ----------------
Hobart A. Adkins                                 100 Direct                      *

Carl E. Midkiff                                261,974 Direct                54.04%
                                             545,161 Indirect (2)

Violet Midkiff                                264,207 Direct  (3)            17.69%

Charles D. Robinson                              702 Direct                      *

All Directors and Executive Officers          807,937 Indirect               54.09%
As a Group

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2) Consists of 162,562 shares owned by Violet Midkiff, Carl Midkiff's mother over which Carl Midkiff exercises voting power; 101,645 shares owned by Violet Midkiff as a joint tenant with right of survivorship with others (including Wade Midkiff and Lewis Midkiff, the minor sons of Carl Midkiff);

         40,727 shares owned by Prestige Properties, Inc., a corporation owned by Carl Midkiff and his immediate family; 200,000 shares owned by the Violet Midkiff Irrevocable Trust of which Carl Midkiff is the trustee; 10,000 shares owned by Lewis Midkiff of which Carl Midkiff acts as custodian; 10,000 shares owned by Wade Midkiff of which Carl Midkiff acts as custodian; 10,007 shares owned by the Wade Midkiff Irrevocable Trust of which Carl Midkiff is the trustee; 10,000 shares owned by Elizabeth Midkiff who is Carl Midkiff's wife; and 220 shares owned by Carl Midkiff jointly, with another individual.


(3) Included in the shares owned indirectly by Carl Midkiff as described in Note 2.

*        Less than one percent.

                                  OTHER MATTERS

         The board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of Uptowner.

                           FORWARD-LOOKING STATEMENTS

         This Proxy Statement contains forward-looking statements. Additional written or oral forward-looking statements may be made by us from time to time in filings with the SEC or otherwise. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Further events and actual results could differ materially than those set forth in, contemplated by, or underlying the forward-looking statements. Statements in this Proxy Statement describe factors that could contribute to or cause such differences.

         We caution you not to place undo reliance on any forward-looking statements made by, or on behalf of, Uptowner in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See "Available Information."

                              AVAILABLE INFORMATION

         Uptowner is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, DC 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W.,

Judiciary Plaza, Washington, DC 20549. In addition, such reports, proxy statements and other information are available from the SEC's Internet Website at http://www.sec.gov.

                       DOCUMENTS INCORPORATED BY REFERENCE

         Copies of Uptowner's Annual Report to Shareholders on Form 10-K for fiscal year ended June 30, 2003 (File No. 0-1957) and Quarterly Reports on Forms 10-Q for the Quarters ended September 30, 2003, December 31, 2003, and March 31, 2004 are incorporated herein by reference pursuant to the requirements of
Schedule 13E-3 and Schedule 14A. Copies of these reports are enclosed with this Proxy Statement. Copies of past reports are available for review from the EDGAR filings obtained through the SEC's Internet Website (http://www.sec.gov).

                                           By order of the Board of Directors

                                           Carl E. Midkiff
                                           President and Chief Executive Officer

May 21, 2004

                                   APPENDIX I

                                   ARTICLE 13.
                                APPRAISAL RIGHTS.

               PART I. RIGHT TO APPRAISAL AND PAYMENT FOR SHARES.

SECTION 31D-13-1301. DEFINITIONS.

         In this article:

         (1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with another person or is a senior executive. For purposes of subdivision (4), subsection (b), section one thousand three hundred two of this article, a person is deemed to be an affiliate of its senior executives.

         (2) "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

         (3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections one thousand three hundred twenty-two, one thousand three hundred twenty-three, one thousand three hundred twenty-four, one thousand three hundred twenty-five, one thousand three hundred twenty-six, one thousand three hundred thirty and one thousand three hundred thirty-one of this article, includes the surviving entity in a merger.

         (4) "Fair value" means the value of the corporation's shares determined:

         (A) Immediately before the effectuation of the corporate action to which the shareholder objects;

         (B) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

         (C) Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to subdivision (5), subsection (a), section one thousand three hundred two of this article.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

         (6) "Preferred shares" means a class or series of shares whose holders have preference over any other class or series with respect to distributions.

         (7) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

         (8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer and anyone in charge of a principal business unit or function.

         (9) "Shareholder" means both a record shareholder and a beneficial shareholder.

SECTION 31D-13-1302. RIGHT TO APPRAISAL.

         (a) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

         (1)      Consummation of a merger to which the corporation is a party:
(A) If shareholder approval is required for the merger by section one thousand one hundred four, article eleven of this chapter and the shareholder is entitled to vote on the merger, except that appraisal rights may not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or (B) if the corporation is a subsidiary and the merger is governed by section one thousand one hundred five, article eleven of this chapter;

         (2) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights may not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

         (3) Consummation of a disposition of assets pursuant to section one thousand two hundred two, article twelve of this chapter if the shareholder is entitled to vote on the disposition;

         (4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or

         (5) Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.

         (b) Notwithstanding subsection (a) of this section, the availability of appraisal rights under subdivisions (1), (2), (3) and (4), subsection (a) of this section are limited in accordance with the following provisions:

         (1) Appraisal rights may not be available for the holders of shares of any class or series of shares which is:

         (A) Listed on the New York stock exchange or the American stock exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc.; or

         (B) Not so listed or designated, but has at least two thousand shareholders and the outstanding shares of a class or series has a market value of at least twenty million dollars, exclusive of the value of the shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent of the shares.

         (2)      The applicability of subdivision (1), subsection (b) of this section is to be determined as of:

         (A) The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

         (B) The day before the effective date of the corporate action if there is no meeting of shareholders.

         (3) Subdivision (1), subsection (b) of this section is not applicable and appraisal rights are to be available pursuant to subsection (a) of this section for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for the shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subdivision (1), section
(b) of this section at the time the corporate action becomes effective.

         (4) Subdivision (1), subsection (b) of this section is not applicable and appraisal rights are to be available pursuant to subsection (a) of this section for the holders of any class or series of shares where any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who: (A) Is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of twenty percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if the offer was made within one year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or (B) for purpose of voting their shares of the corporation, each member of the group formed is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group.

         (c) Notwithstanding any other provision of section one thousand three hundred two of this article, the articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate appraisal rights for any class or series of preferred shares, but any limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of the shares that are outstanding immediately prior to the effective date of the amendment or that the corporation is or may be required to issue or sell pursuant to any conversion, exchange or other right existing immediately before the effective date of the amendment does not apply to any corporate action that becomes effective within one year of that date if the action would otherwise afford appraisal rights.

         (d) A shareholder entitled to appraisal rights under this article may not challenge a completed corporate action for which appraisal rights are available unless the corporate action:

         (1) Was not effectuated in accordance with the applicable provisions of articles ten, eleven or twelve of this chapter or the corporation's articles of incorporation, bylaws or board of directors' resolution authorizing the corporate action; or

         (2) Was procured as a result of fraud or material misrepresentation.

SECTION 31D-13-1303. ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.

         (a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection are to be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

         (b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if the shareholder:

         (1) Submits to the corporation the record shareholder's written consent to the assertion of the rights no later than the date referred to in paragraph (D), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article; and

         (2) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

              PART II. PROCEDURE FOR EXERCISE OF APPRAISAL RIGHTS.

SECTION 31D-13-1320. NOTICE OF APPRAISAL RIGHTS.

         (a) If proposed corporate action described in subsection (a), section one thousand three hundred two of this article is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this article. If the corporation concludes that appraisal rights are or may be available, a copy of this article must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

         (b) In a merger pursuant to section one thousand one hundred five, article eleven of this chapter, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. The notice must be sent within ten days after the corporate action became effective and include the materials described in section one thousand three hundred twenty-two of this article.

SECTION 31D-13-1321. NOTICE OF INTENT TO DEMAND PAYMENT.

         (a) If proposed corporate action requiring appraisal rights under section one thousand three hundred two of this article is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

         (1) Must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment if the proposed action is effectuated; and

         (2) Must not vote, or cause or permit to be voted, any shares of the class or series in favor of the proposed action.

         (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment under this article.

SECTION 31D-13-1322. APPRAISAL NOTICE AND FORM.

         (a) If proposed corporate action requiring appraisal rights under subsection (a), section one thousand three hundred two of this article becomes effective, the corporation must deliver a written appraisal notice and form required by subdivision (1), subsection (b) of this section to all shareholders who satisfied the requirements of section one thousand three hundred twenty-one of this article. In the case of a merger under section one thousand one hundred five, article eleven of this chapter, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

         (b) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than ten days after that date and must:

         (1) Supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify: (A) Whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date; and (B) that the shareholder did not vote for the transaction;

         (2)      State:

         (A) Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under of this subdivision;

         (B) A date by which the corporation must receive the form which date may not be fewer than forty nor more than sixty days after the date the appraisal notice and form required by subsection (a) of this section are sent and state that the shareholder is deemed to have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by the specified date;

         (C)      The corporation's estimate of the fair value of the shares;

         (D) That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten days after the date specified in paragraph (B) of this subdivision the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

         (E) The date by which the notice to withdraw under section one thousand three hundred twenty-three of this article must be received, which date must be within twenty days after the date specified in paragraph (B) of this subdivision; and

         (3)      Be accompanied by a copy of this article.

SECTION 31D-13-1323.    PERFECTION OF RIGHTS; RIGHT TO WITHDRAW.

         (a) A shareholder who receives notice pursuant to section one thousand three hundred twenty-two of this article and who wishes to exercise appraisal rights must certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to subdivision
(1), subsection (b), section one thousand three hundred twenty-two of this article. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after-acquired shares under section one thousand three hundred twenty-five of this article. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to paragraph (B), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article. Once a shareholder deposits the shareholder's certificates or, in the case of uncertified shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection
(b) of this section.

         (b) A shareholder who has complied with subsection (a) of this section may decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to paragraph (E), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article. A shareholder who fails to withdraw from the appraisal process by that date may not withdraw without the corporation's written consent.

         (c) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit the shareholder's share certificates where required, each by the date set forth in the notice described in subsection
(b), section one thousand three hundred twenty-two of this article, is not entitled to payment under this article.

SECTION 31D-13-1324. PAYMENT.

         (a) Except as provided in section one thousand three hundred twenty-five of this article, within thirty days after the form required by paragraph (B), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article is due, the corporation shall pay in cash to those shareholders who complied with subsection (a), section one thousand three hundred twenty-three of this article the amount the corporation estimates to be the fair value of their shares, plus interest.

         (b) The payment to each shareholder pursuant to subsection (a) of this article must be accompanied by:

         (1) Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any;

         (2) A statement of the corporation's estimate of the fair value of the shares, which estimate must equal or exceed the corporation's estimate given pursuant to paragraph (C), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article; and

         (3) A statement that shareholders described in subsection (a) of this section have the right to demand further payment under section one thousand three hundred twenty-six of this article and that if any shareholder does not make a demand for further payment within the time period specified, shareholder is deemed to have accepted the payment in full satisfaction of the corporation's obligations under this article.

SECTION 31D-13-1325. AFTER-ACQUIRED SHARES.

         (a) A corporation may elect to withhold payment required by section one thousand three hundred twenty-four of this article from any shareholder who did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to subdivision
(1), subsection (b), section one thousand three hundred twenty-two of this article.

         (b) If the corporation elected to withhold payment under subsection (a) of this section, it must, within thirty days after the form required by paragraph (B), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article is due, notify all shareholders who are described in subsection (a) of this section:

         (1)      Of the information required by subdivision (1), subsection
(b), section one thousand three hundred twenty-four of this article;

         (2) Of the corporation's estimate of fair value pursuant to subdivision (2), subsection (b), section one thousand three hundred twenty-four of this article;

         (3) That they may accept the corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section one thousand three hundred twenty-six of this article;

         (4) That those shareholders who wish to accept the offer must notify the corporation of their acceptance of the corporation's offer within thirty days after receiving the offer; and

         (5) That those shareholders who do not satisfy the requirements for demanding appraisal under section one thousand three hundred twenty-six of this article are deemed to have accepted the corporation's offer.

         (c) Within ten days after receiving the shareholder's acceptance pursuant to subsection (b) of this section, the corporation must pay in cash the amount it offered under subdivision (2), subsection (b) of this section to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

         (d) Within forty days after sending the notice described in subsection (b) of this section, the corporation must pay in cash the amount it offered to pay under subdivision (2), subsection (b) of this section to each shareholder described in subdivision (5), subsection (b) of this section.

SECTION 31D-13-1326. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR
OFFER.

         (a) A shareholder paid pursuant to section one thousand three hundred twenty-four of this article who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest and less any payment due under section one thousand three hundred twenty-four of this article. A shareholder offered payment under section one thousand three hundred twenty-five of this article who is dissatisfied with that offer must reject the offer and demand payment of the shareholder's stated estimate of the fair value of the shares plus interest.

         (b) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (a) of this section within thirty days after receiving the corporation's payment or offer of payment under sections one thousand three hundred twenty-four or one thousand three hundred twenty-five of this article, respectively, waives the right to demand payment under this section and is entitled only to the payment made or offered pursuant to those respective sections.

                     PART III. JUDICIAL APPRAISAL OF SHARES.

SECTION 31D-13-1330. COURT ACTION.

         (a) If a shareholder makes demand for payment under section one thousand three hundred twenty-six of this article which remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section one thousand three hundred twenty-six of this article plus interest.

         (b) The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         (c) The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointment them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There is no right to a jury trial.

         (d) Each shareholder made a party to the proceeding is entitled to judgment: (1) For the amount, if any, by which the court finds the fair value of the shareholder's shares, plus interest, exceeds the amount paid by the corporation to the shareholder for the shares; or (2) for the fair value, plus interest, of the shareholder's shares for which the corporation elected to withhold payment under section one thousand three hundred twenty-five of this article.

SECTION 31D-13-1331. COURT COSTS AND COUNSEL FEES.

         (a) The court in an appraisal proceeding commenced under section one thousand three hundred thirty of this article shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable.

         (1) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections one thousand three hundred twenty, one thousand three hundred twenty-two, one thousand three hundred twenty-four or one thousand three hundred twenty-five of this article; or

         (2) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (c) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

         (d) To the extent the corporation fails to make a required payment pursuant to sections one thousand three hundred twenty-four, one thousand three hundred twenty-five or one thousand three hundred twenty-six of this article, the shareholder may sue directly for the amount owed and, to the extent successful, are to be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

C0769960

                                   APPENDIX II

                                    VALUATION

                                       OF

                               UPTOWNER INNS, INC.

                               AS OF JUNE 30, 2003

                               SEPTEMBER 26, 2003

                                    VALUATION

                                       OF

                               UPTOWNER INNS, INC.

                               AS OF JUNE 30, 2003






                                     - - - -

                               SEPTEMBER 26, 2003

                                     - - - -

Mr. Carl Midkiff, President
Uptowner Inns, Inc.
741 Fifth Avenue
Huntington, WV 25701

Dear Carl:

We have prepared and enclosed, herewith, our valuation report of Uptowner Inns, Inc. dated September 26, 2003. The purpose of the valuation is to render an opinion as to the fair market value of the common stock of Uptowner Inns, Inc. as of June 30, 2003.

The term "fair value" is defined in the West Virginia Code as follows:

             " "Fair value" means the value of the corporation's shares determined: Immediately before the effectuation of the corporate action to which the shareholder objects; using customary and current valuation concepts and techniques generally employed for similar businesses in the conduct of the transaction requiring appraisal; and without discounting for lack of marketability or minority status..."

Our report is based on historical and prospective financial information provided to us by management and other third parties. Had we audited or reviewed the underlying data, matters may have come to our attention which would have resulted in our using amounts different from those provided. Accordingly, we take no responsibility for the underlying data presented in this report. Users of this valuation report should be aware that business valuations are based on future earnings potential that may or may not materialize. Therefore, the actual results achieved during the projection period will vary from the projections used in this valuation, and the variations may be material.

Based on our study and analytical review procedures, we have concluded that a reasonable estimate of the fair value of one hundred percent (100%) of the common stock of Uptowner Inns, Inc. as of June 30, 2003 is $1,600,000., or $1.07 per share based on 1,496,317 shares issued and outstanding net of treasury stock. We have no present or contemplated financial interest in Uptowner Inns, Inc. Our fees for this valuation are based upon our normal hourly billing rates for this type of work, and are in no way contingent upon the results of our findings. We have no responsibility to update this report for events and circumstances occurring subsequent to the date of this report.

This report has been prepared for the specific purpose of setting a value for Uptowner Inns, Inc.'s common stock, as of June 30, 2003, which will be used to establish an exchange rate for a reverse stock split. This report is not to be copied or made available to any persons without the express written consent of Somerville & Company, P.L.L.C.


                                       By /s/ Susan K. Richardson, CPA, CVA


                                       Susan K. Richardson, CPA, CVA


September 26, 2003

                                TABLE OF CONTENTS




                                                                                         PAGE
                                                                                         ----
  I.    INTRODUCTION
             Purpose---------------------------------------------------------------           6
             Approach--------------------------------------------------------------           6
             Limiting Conditions---------------------------------------------------           6


 II.    COMPANY BACKGROUND
             General---------------------------------------------------------------           7
             Competition-----------------------------------------------------------           8
             Management and Ownership----------------------------------------------           8


III.     ECONOMIC OUTLOOK
             National--------------------------------------------------------------      9 - 10
             West Virginia---------------------------------------------------------          11


 IV.    INDUSTRY OVERVIEW
             General History of the Hospitality Industry---------------------------          12
             National Industry Outlook---------------------------------------------     13 - 14
             Local Outlook---------------------------------------------------------          15
             Management's Outlook--------------------------------------------------     16 - 17


  V.    FINANCIAL REVIEW
             Overview--------------------------------------------------------------          18
             Balance Sheet---------------------------------------------------------          18
             Income Statement------------------------------------------------------          18


 VI.    COMPARATIVE ANALYSIS
             Overview--------------------------------------------------------------          19
             Balance Sheet Comparison----------------------------------------------          19
             Income Statement Comparison-------------------------------------------          20
             Comparative Analysis Summary------------------------------------------          20


VII.    NATURE OF THE SECURITY
             Overview--------------------------------------------------------------          21
             Control---------------------------------------------------------------          21
             Marketability---------------------------------------------------------          21

VIII.    APPROACHES TO VALUATION
              Income Approach-------------------------------------------------------          22
              Asset Approach--------------------------------------------------------          22
              Market Approach-------------------------------------------------------     22 - 23
              Hybrid Approaches, Rules of Thumb
                      and Agreements in Place---------------------------------------          24


  IX.    METHODS OF VALUATION EXPLAINED
              Overview--------------------------------------------------------------          25
              Normalizing Adjustments-----------------------------------------------          25
              Adjustments to Net Assets---------------------------------------------          25
              Capitalization of Earnings--------------------------------------------          25
              Determination of Capitalization Rate----------------------------------          25
              Build-Up of Capitalization Rate---------------------------------------          26


   X.    RECONCILIATION OF VALUATION ESTIMATES--------------------------------------          27


                                   APPENDICES


        APPENDIX A    VALUATION METHODS


        APPENDIX B    FINANCIAL STATEMENT SUMMARIES - ADJUSTED


        APPENDIX C    FINANCIAL STATEMENT ADJUSTMENTS


        APPENDIX D    FINANCIAL STATEMENT SUMMARIES - HISTORICAL


        APPENDIX E    COMPARATIVE RATIOS - RMA


        APPENDIX F    ILLUSTRATIVE GRAPH OF REVENUES AND SALARY EXPENSE


       APPENDIX G     SUMMARY APPRAISAL REPORT


       APPENDIX H     AUDITED FINANCIAL STATEMENTS


        APPENDIX I    VALUATION ANALYST'S QUALIFICATIONS

                                  INTRODUCTION


Purpose:

         Uptowner Inns, Inc. operates a hotel known as the Holiday Inn Hotel and Suites. The Holiday Inn Hotel & Suites includes dining, lounge and banquet facilities. The Company, located in Huntington, West Virginia, is organized as a Corporation (type "C"), and has been in this business for approximately 40 years.

         This report is to determine the fair market value (on a minority interest basis) of the common stock of Uptowner Inns, Inc. as of June 30, 2003. This report will be used to assist the Corporation with planning a reverse stock split of one for 25,000, with a mandatory buyout of all those shareholders with less than 25,000 shares and all odd lots of those who hold over 25,000 shares.



Approach:

         Our approach has been to determine an estimate of the value, which would provide a fair and reasonable return on investment to an investor or owner, in view of the facts available to us at the time. Our opinion is based on, among other things, our estimate of the risks facing the Company and return on investment which would be required on alternative investments with similar levels of risk.

         Both internal and external factors influencing the value of the Company were reviewed, analyzed and interpreted. Internal factors include the Company's financial position, results of operations and the size and marketability of the interest being valued. External factors include, among other things, the status of the overall economy as well as the hospitality industry, specifically, and the position of the Company relative to that industry.

         This report has been prepared in accordance with standards established by the National Association of Certified Valuation Analysts.


Limiting Conditions:

         The estimate of value rendered in this report is based on information provided in whole or in part by the owners and management of the Company and also third parties. We have not audited or attempted to confirm this information for accuracy or completeness. We have relied upon the representations of the owner and management concerning the value and useful condition of all equipment used in the business, real estate, investments and any other assets or liabilities except as specifically stated to the contrary in this report. We have not attempted to confirm whether or not all assets of the business are free and clear of liens and encumbrances, or that the Company has good title to all assets.

         Somerville & Company, P.L.L.C. does not purport to be a guarantor of value. Valuation of closely held companies is an imprecise science, with value being a question of opinion and reasonable people can differ in their estimates of value. Somerville & Company, P.L.L.C. has, however, performed conceptually sound and commonly accepted methods of valuation in determining the estimate of value included in this report.

         The valuation estimate included in this report assumes that the existing management of the Company will maintain the character and integrity of the Company through any sale, reorganization or reduction of any owners/managers' participation in the existing activities of the Company.

                               COMPANY BACKGROUND




General:

         Uptowner Inns, Inc. currently operates one (1) hotel in Huntington, West Virginia. The Corporation was incorporated on July 1, 1961. The Company is structured as a corporation (type "C") and has been since its inception. The original board of directors consisted of several prominent business leaders; however, Robert P. Holley, the original president, was the only individual who owned over 2% of the stock. Mr. Holley's ownership percentage was approximately 20%. Mr. Holley's background in sales set the stage for the creation of the Uptowner Inns, Inc., and the offer to the community to purchase stock in this new company. As a result of this move to sell Uptowner Inns, Inc. stock, the Company ended up with over 1,000 shareholders, some with as few as five (5) shares. It was the large number of shareholders that mandated the Company follow SEC regulations.

         Uptowner Inns, Inc. built their first two (2) hotels in the downtown areas of Huntington and Parkersburg, West Virginia in the early 1960's. Uptowner Inns, Inc. entered the hospitality business at the right time, as the industry was getting ready to enter some very profitable and good years. These first two
(2) hotels were financially successful in the early years and dividends were also paid out. With the success of the first two (2) hotels, Bob Holley began a franchising program and sold two (2) franchises before realizing the Company did not have the resources to promote or service these franchises.

         In the late 1960's, Uptowner Inns, Inc. expanded to Augusta, Georgia and St. Petersburg, Florida, purchasing two (2) hotels in the downtown areas. The properties in Georgia and Florida started losing money at such a rapid rate, the cash flow of the profitable hotels in West Virginia was soon depleted. In 1971 with the Company in danger of collapse, the board of directors dismissed Bob Holley as President.

         The next 15 years, between 1971 and 1985, were a time of survival with little potential for growth. The board of directors hired Violet Midkiff as the Company's President to replace Bob Holley, Uptowner Inns, Inc. held on to the Georgia and Florida properties for several years, before selling them to cut their losses. The sale of the two (2) properties came only after they drained the Company of most of their resources. By 1985, the Huntington and Parkersburg properties had physically deteriorated, resulting in decreased occupancies and profits.

         In the mid 1980's, Uptowner Inns, Inc. was on the brink of bankruptcy with occupancy percentages falling below 30%. Violet Midkiff turned to her son, Carl Midkiff, for help getting the property headed back in the right direction. Mr. Midkiff established a plan to remodel the Huntington hotel and acquire a Holiday Inn franchise. The franchise was enough to bring profitability back to Uptowner Inns, Inc. during the early 1990's. Mr. Midkiff's ideas on growth soon started receiving resistance from management, and he left Uptowner Inns, Inc. to pursue other interests. The hotel soon went back to a survival state, doing well to break even.

         In 1995, Carl Midkiff once again became involved with Uptowner Inns, Inc. He built a new hotel in Huntington at a different downtown location. The new Holiday Inn Hotel and Suites property opened in September 1998 under the management of Richard Monga. The new property achieved profitability in the second full month of operation and has been profitable ever since.

         In 2000, Violet Midkiff retired when diagnosed with Alzheimer's. Carl Midkiff took over as President of Uptowner Inns, Inc. in 2000, and to date, still holds the office of President. Mr. Midkiff sold the old property in July 2002.

                               COMPANY BACKGROUND




Competition

         The Company has several major competitors, as follows:

                  -     Radisson Hotel, Huntington, West Virginia

                  -     Hampton Inn, Huntington, West Virginia

                  -     Ramada Limited, Huntington, West Virginia

         The Company also has approximately 5 to 10 other small sized competitors.

         The Company perceives that its major strengths are:

                  -     excellent location of property

                  -     capable management

                  -     excellent product

         The Company perceives that its major weaknesses are as follows:

                  -     lack of capital

                  - due to the number of shareholders, Company is subject to SEC filing regulations




Management and Ownership:

         The majority shareholder of the Company is Carl E. Midkiff, who is actively involved in its management as President and Chief Operating Officer.

         Uptowner Inns, Inc. is organized as a corporation (type "C") and is closely held among family members under the following stock ownership percentages:


        Shareholder                        Number of Shares                            Percent
        -----------                        ----------------                            -------

        Carl E. Midkiff                       271,974 Direct                            17.17%


        Violet Midkiff                        162,262 Direct                            10.25%

        Various Family Members                418,238 Direct & Indirect                 26.41%

        Prestige Properties                    40,727 Direct                             2.57%
        (Controlled by Carl Midkiff)

        Treasury Stock                         87,246                                    5.51%

        All others                            603,116                                   38.09%

        Total shares outstanding            1,583,563                                  100.00%

                                ECONOMIC OUTLOOK


National


GENERAL ECONOMIC OVERVIEW

         According to preliminary estimates released by the Department of Commerce's Bureau of Economic Analysis, Real Gross Domestic Product ("GDP"), the output of goods and services produced by labor and property located in the United States, increased at an annualized rate of 1.9% during the first quarter of 2003. While better than an expected 1.6% growth rate, many analysts believe economic growth will come at a slow rate. The military action, in Iraq and the aftermath of the war, have also caused a great deal of uncertainty for businesses. Annualized growth in GDP for the fourth quarter of 2002 was revised to 1.4%, higher than the preliminary estimated rate of 0.7%. First quarter GDP reflected an increase in personal consumption expenditures, residential structures, net exports of goods and services, and government spending. These gains were partly offset by a decrease in nonresidential structures and change in private inventories.

         After leaving the federal funds target rate unchanged at 1.75% from December 2001 through November 2002, the Federal Reserve (the "Fed") lowered the rate in December 2002 to 1.25%. This was the first cut by the Fed after cutting rates 11 times during 2001. The rate has been unchanged in 2003. The Fed is closely monitoring economic growth, financial markets, and labor data for signs of continued slow economic growth. The Fed, seeking to give another boost to the economy and to keep the threat of deflation stabilized, cut interest rates to 1958 lows in late June 2003.

         The Conference Board reported that the Composite Index of Leading Economic Indicators ("LEI"), the government's primary forecasting gauge, increased 1.0% in May 2003 to 111.6 after a decrease of 0.2% in March and an increase of 0.1% in April. The index attempts to gauge economic activity six (6) to nine (9) months in advance. Multiple consecutive moves in the same direction are said to be indicative of the general direction of the economy. In May, eight
(8) of the ten (10) leading economic indicators increased. The positive contributors to the leading index, from largest to smallest, were real money supply, index of consumer expectations, stock prices, average weekly initial claims for unemployment insurance (inverted), vendor performance, building permits, average weekly manufacturing hours, and manufacturers' new orders for consumer goods and materials. The negative contributors were manufacturers' new orders, nondefense capital goods, and Interest rate spread 10 year Treasury bonds less federal funds. In May, the Coincident Index gained 0.1% while the Lagging Index fell 0.1%. In its data release, the Conference Board indicated that "it is possible that the two (2) consecutive increases (April 2003 and May
2003) reflect the beginning of an upward trend, thereby ending the flat trend that began in early 2002." The Fed's hope is that, "a long-awaited pick up in growth - still not clearly evident in daily economic data but widely forecasted
- soon will materialize, again with help from the Bush administration's latest US $350-billion of tax cuts."

         The Dow Jones Industrial Average finished the quarter 3.02% lower than its fourth quarter 2002 close, while the S&P declined 3.6% for the quarter. The NASDAQ increased 0.4% during the first quarter of 2003.

                                ECONOMIC OUTLOOK


National


HOTEL INDUSTRY

         The travel and hospitality industry was hit with two (2) major blows during the first quarter of 2003: the outbreak of war in Iraq and the SARS epidemic from North Asia. The fourth quarter of 2002 suffered similar blows with the September 11 anniversary scare, and the ongoing threat of war in Iraq.


SOURCE:  "The National Economic Review" 1st Quarter 2003
         Bureau of Economic Analysis June 2003

                                ECONOMIC OUTLOOK


West Virginia


GENERAL ECONOMIC OVERVIEW

         West Virginia's Gross State Product (GSP), the value of outputs of goods and services located in the state, averaged a growth rate of 3.8% during the 90s while the US total GSP averaged 5.7% for the same time period. West Virginia's GSP increased 2.5% during 2001 compared to a 3.5% increase nationally. Recent projections by West Virginia University indicated that West Virginia is expected to grow at a rate of 2.8% per year through calendar year 2007. These figures could change depending on how the national economy grows between 2003 and 2007.

         West Virginia's unemployment rate was 6.1% in December 2002, 5.4% in January 2003, 6.0% in February 2003, 5.7% in March 2003, and 6.0% in April 2003. The rate has been somewhat sporadic the last several months, but equaled that of the national unemployment rate at the end of April 2003.

         West Virginia has extensive natural resources and is among the nation's leaders when it comes to producing bituminous coal. Natural gas, stone, cement, salt, and oil are also important elements of West Virginia's natural resources. Major glass, chemical, and high-technology industries are among those utilizing West Virginia's natural resources.


SOURCE:  West Virginia Economic Summary June 2003

                                INDUSTRY OVERVIEW


GENERAL HISTORY OF THE HOSPITALITY INDUSTRY


         At the beginning of the twentieth century, the hotel industry was made up of small, independent operators. With the change in transportation and the necessity of long-distance travel, national chains started to become popular and became a good alternative to the independent operators. According to one analyst, "Chains allow customers to interact with the same organization when traveling across country, which reduces uncertainty and improves expectation of good service from patronizing a hotel." In 1900, less than 1% of all hotels were part of a chain hotel. By 1930, chains owned approximately 15%, and by 1980, chains owned more than 50%. Hotel chains changed the complexity of the hospitality industry, adding new opportunities for managers and those people who specialized in a certain area. These new opportunities led the way for the creation of management companies.

         The next big change in the industry came in the 1980's with the overbuilding of chain hotels all around the country. Most markets became heavily saturated with an increased amount of room supply, with little or no growth in room demand. By 1990, the chain owned properties fell to approximately 45%. By the early 1990's, development of new properties was kept at a minimum, which left management companies competing for fewer hotels and existing hotels. Hotel owners then had more leverage to negotiate management fees. By the mid 1990s, many chains merged and reorganized giving them a higher percentage of ownership. By 2000, chains owned approximately 60% of all properties.

         The recession that began in early 2001 once again slowed the hospitality industry. Companies had to find a way to cut costs and increase productivity as travel began to weaken. Those companies who have been able to maintain their profit margins by cutting expenses are the properties that have remained on top during the slow economic growth that has brought us to 2003. Because these companies have found new ways to be profitable with less revenues, these same properties will be the ones that flourish as the economy starts to grow.


SOURCE:  AFL-CIO Working For America Institute, "U.S. Hotels & Their Workers:
            Room For Improvement" (C) 2003

                                INDUSTRY OVERVIEW


NATIONAL INDUSTRY OUTLOOK


         After three (3) year of declining occupancy percentages, stability appears to be returning to the hotel industry. Most forecasts for 2003 show the decline in occupancy will end, but little, if any, growth is being projected. In their Forecasts & Analyses for the Hospitality Industry, PricewaterHouseCoopers states,

         "In 2003, a strengthening corporate sector will stimulate a slight rebound in lodging demand from the business segment, while further increases from leisure demand are expected to moderate. PwC forecasts that demand will recover to its last peak level (achieved in the fourth quarter of 2000) by the third quarter. With supply growth at its slowest since 1993, the demand increases will allow occupancy to advance 0.7 percentage points to 60.0 percent in 2003. At this occupancy level, price competition will still remain intense. (The last time occupancies were lower than the prevailing occupancies in the three-year period from 2001 to 2003 was during the period from 1969 to 1971.) The weakness in ADR (Average Daily Rate) is most evident in the upper upscale segment and upscale segment where occupancies have fallen between five and six occupancy points from 2000 to 2002. PricewaterhouseCoopers expects the condition to persist at least through 2003. Even with the expected sales and profit improvement in 2003, corporations will continue to control travel costs. Therefore PwC forecasts only 0.9 percent gain in nominal ADR in 2003."

         The midscale properties with food and beverage segments have suffered more than any other segment, and is not forecasted to gain much ground in 2003. Even though the midscale properties are projected to gain 0.2% in occupancy percentages, the average daily rates will decrease due to the price competition discussed in the PricewaterhouseCoopers forecast.

         PricewaterhouseCoopers added to their forecast several scenarios that involved the possibility of war in Iraq and the duration of that war. (All PwC forecasts were completed prior to the war in Iraq.) PwC projected that occupancy percentages would only increase to 59.6% in a brief war scenario.

         Industry room supply increased 1.8% in 2002 while room demand only increased by 0.8%. With the sluggish economy, the industry is fortunate that more hotels were not constructed during 2002. Many operators and investors are planning to start construction in 2003, with many properties ready to go online during 2004 and 2005; the timeframe when the economy should be in a full growth mode.

         For now, as growth is going to continue to be slow, it appears that the battle for market share is the way to go. This will continue to be a problem for the midscale hotels with food and beverage facilities. As the upper scale properties compete with each other, rates are expected to drop, pulling many midscale customers to the lower end of the upper scale market, once again leaving the midscale properties losing occupancy percentage points.

                                INDUSTRY OVERVIEW

         One other concern that faces the hospitality industry is how safe do travelers feel after the September 11, 2001 attacks, the war in Iraq, and the continued uncertainty of terrorist attacks in the United States. A recent study, done by PricewaterhouseCoopers shows a direct correlation between the rise in US security alerts with occupancy percentage in the week following such change in alert status. In most cases, occupancy percentages fell drastically after the security alert had been raised, showing that travelers are still very much aware of the dangers that still exist from possible terrorist attacks.


SOURCE   PricewaterhouseCoopers Forecasts & Analyses for the Hospitality
            Industry February 2003
         Ernst & Young Lodging Forecast 2003 Edition
         Smith Travel Research 2002 U.S. Lodging Industry Results
         "The National Economic Review" 1st Quarter 2003

                                INDUSTRY OVERVIEW


LOCAL OUTLOOK


         The hospitality industry in the Huntington area has always been a little volatile due to new property construction, old properties closing down, businesses leaving town, and the constant struggle to bring new business into the state. Smith Travel Research compares the Holiday Inn Hotel and Suites with five (5) other similar properties located in the Huntington and Charleston area, and issues their findings through the STAR Report. The STAR Report provides comparison information for this six (6) property competitive set, along with comparisons to the entire West Virginia market, Southern West Virginia market, upscale properties, and also the midscale chains.

         The local market forecast is similar to the National outlook in the sense that little growth is expected. In the short term, battling for market share is going to be the main objective. During the twelve month period ending April 30, 2003, the Holiday Inn Hotel and Suites had a 14.4% market share, and a market penetration of 123.3%, a 2.5% increase over the same twelve (12) month period ending April 30, 2002. This information is based on the six (6) hotels within the Holiday Inn Hotel and Suites competitive market set, and compiled by Smith Travel Research.


SOURCE   Smith Travel Research STAR Summary Report April, 2003

                  MANAGEMENT'S OUTLOOK FOR YEAR 2003 AND BEYOND


         Historically, the Holiday Inn has established itself as the premier hotel for corporate business in the Huntington area.

         The Pullman Square Project is going to be a multi use retail and entertainment complex at the Southside of the Hotel, only 40 yards away.

1. Construction started in July 2003 and completion of the project is projected in 2005.

2. As part of the project, the city of Huntington acquired 40% of the Holiday Inn parking lot at a sales price of $1.

3. The foundation work for the project started in August 2003 and construction and development will continue for a period of two (2) to three (3) years.

         As a result of the above development, the following financial impact has been noticed by management.

1.       August 2003 vs August 2002

         The room revenue in August 2003 (income statement) was $22,304. lower than room revenue for the same period, August 2002. This is an 8.3% decline in room revenue from the previous year. In the area of food and beverage, the decline was $1,297. or 19.1% from the previous year. The total revenue in August 2003 declined by $25,036. or 8.9%. Net income for the same period declined by $23,551. or 31.4%.

2.       September 2003 vs. September 2002

         The projected room revenue for September 2003 will be $14,600. lower than September 2002, a decline of 6%. The overall decline in total revenue is projected to be 7-8% lower than September 2002.

         The following reasons are attributed to this declining trend.

1. The guest parking at the Holiday Inn Hotel and Suites has been reduced to 103 parking spaces or by 42%. This has a severe impact on guests choosing to stay at the hotel as it causes inconvenience. Prior to July 2003, parking at the hotel was a major competitive advantage, and this advantage no longer exists.

2. With construction commencing in July 2003, noise from the construction has become a serious issue of contention for our guests. The construction site, which is only 40 yards from the hotel, starts at 7:00-7:15 A.M. and has become an irritating factor for our corporate guests. The Corporate clientele is seeking a peaceful and harmonious environment. When construction begins at 7:00 A.M., the guests are irritated with the construction and do not want to continue their loyalty to the hotel. We are experiencing a loss of at least eight-ten (8-10) guests per week that voice their opinion but there are others who just do not return to the hotel.

                  MANAGEMENT'S OUTLOOK FOR YEAR 2003 AND BEYOND


3.       The construction will continue for at least two (2) years. In these two
         (2) years, we will experience an occupancy decline of at least 10%. The breakeven point for the hotel is 61% in occupancy points and over and above 61% occupancy is considered profit. In the past, hotel occupancy has averaged 72-74%. With an occupancy decline of at least 10%, management hopes to hold the average occupancy levels at 60-63%. With this projection, the profits will be eliminated and the hotel will function at breakeven level or 1% or 2% higher. This decrease in the hotel operating results will flow through directly to the corporate financial statements reflecting far less than attractive results of operations in the near future.



Synopsis

1. As is evident with August and September 2003 income statements, the Holiday Inn Hotel & Suites is on its way to a declining occupancy and our conservative projections is a 10% decline in occupancy.

2. The rate structure as yet has only experienced a 1% decline. If a decline in occupancy continues and is greater than 10%, then management will have to reduce its rates, in order to stop revenue from declining at a quicker rate.

3. Management can forecast the decline in occupancy for the next two (2) years from data available in August and September 2003, but to project for 2004 and 2005 is almost impossible due to other extraneous factors in the market.

4. To project the time frame to recapture lost market after three (3) years is impossible. It is easier for a new hotel to capture new business than it is for an older hotel to recapture lost market share.

                                FINANCIAL REVIEW




Overview

         Our financial review of the Company included the review and analysis of the Company's independently audited year-end balance sheets and income statements for the period from June 30, 1999 through June 30, 2003. In our opinion, the period covered [five (5) years] in our review and analysis, is adequate to identify any existing financial and operational trends that would affect our estimate of value.

         For purposes of this valuation, we have summarized the data from the past five (5) years' audited financial statements and reflected the appropriate adjustments to restate the results of operations for fiscal years ending June 30, 2001, 2002 and 2003 due to the discontinuation of the long-term rental segment during 2002 and 2003. Due to the lack of readily available detailed information, as well as the dated quality of the information, the years ending in 1999 and 2000 were not restated for this purpose. The resulting adjusted figures were then compared to normal industry data of publicly held companies and similar data of the Company for the last five years.

         Included in Exhibits B & D are various summaries of financial data that were generated in our financial review and analysis process. The following are what we consider representative of the financial position and results of operations of Uptowner Inns, Inc., as of the date of valuation and for the five
(5) year period analyzed.


Balance Sheet

         Uptowner Inns, Inc., as of June 30, 2003, had a stable balance sheet as evidenced by a constant debt to equity ratio through the year ended June 2003. The current and quick ratios improved dramatically in 2002 when the Company began disposing of the long-term rental segment of operations and now will exceed industry comparisons. The Company's total asset turnover ratio, which measures the efficiency with which the Company operates, has remained fairly stable over the five (5) year period being analyzed although below industry averages.


Income Statement

         Hotel revenue has been steadily decreasing from a high of nearly $3.9 million in 2001 to approximately $3.1 million in the fiscal year ended 2003. Current management projections are not optimistic with regard to an increase in these revenues in the near future due to ongoing heavy construction on neighboring properties. For at least the short run, one (1) to two (2) years, management anticipates flat or slightly declining revenues and overall profits.

         Salaries expense, the single largest component of operating expenses at nearly 25%, has remained very stable over the five (5) years with a high of 25.32% and a low of 24.10% of sales in 2000 and 2001, respectively (Appendix F).

         It should also be noted that the Company has significant net operating loss carryovers, which will be available to shelter profits should they be generated in the future.

                              COMPARATIVE ANALYSIS


Overview

         In order to gain a better perspective as to the financial position and results of operations of Uptowner Inns, Inc., it is necessary to compare the Company's performance to the other companies in its industry. To accomplish this purpose, we have selected information contained in the "Annual Statement Studies" published by the Risk Management Association, formerly Robert Morris Associates (RMA). Risk Management Association compiles and publishes financial data on various industries including Restaurant/Lodging - Hotels and Motels. Even though the data published by Risk Management Association is not totally consistent with the data reported by Uptowner Inns, Inc., it is generally accepted as being representative of the industries on which it reports and, therefore, is a reasonable source of financial data for a comparative analysis of Uptowner Inns, Inc.



Balance Sheet Comparison

         In comparing various adjusted balance sheet items of Uptowner Inns, Inc. to RMA's "Annual Statement Studies", several differences are evident. The Company has a different asset mix than the companies that make up the median of the RMA data. The Company carries a higher current asset to total asset percentage and a slightly higher cash position. The Company's investment in net fixed assets is in line with the industry at 80.28% of total assets compared to the industry average of 80.50%.

         The Company's capital structure varies from that which is common in the industry. Total debt as a percent of assets is 80.17% compared to the industry at 89%. Correspondingly, the Company carries a higher percentage of equity to assets than the industry.

         The Company's net worth as a percent of total assets steadily declined from about 19.19% to 14.75% in 2002. This was followed by a big jump in 2003 to 19.83% of total assets following the disposition of a segment of the business and settlement of pending legal claims related to the discontinuation of plans to build a second hotel in the area. These ratios compare favorably to the industry median of 11.0%. Although its interest coverage ratio continues to be somewhat below industry statistics, its current and quick ratios are well above 2003 averages at 2.19 and 2.18, respectively, as compared to .70 and .50, respectively, for the industry as a whole.

                              COMPARATIVE ANALYSIS


Income Statement Comparison

         The Company's adjusted operating expenses as a percent of sales are at a five (5) year low of 94.22% of sales in 2003. Over the most recent five (5) years, the Company's adjusted before-tax return on assets and equity has averaged (0.66%) and (3.78%), respectively, both of which are significantly below levels currently reported by RMA. It should be noted that averages for the past five (5) years are severely skewed by the operating loss recorded for fiscal 2002. The adjusted pre-tax return on assets and equity reported for fiscal 2003 were 0.54% and 3.18%, respectively.



Comparative Analysis Summary

         In summary, the Company's asset mix and liability mix is somewhat different than the industry median. The Company's operating performance has been well below the industry over the most recent five years, but its financial position and liquidity ratios have remained fairly stable or slightly improved over the last several years. Thus, with management's attention directed toward overcoming the past and coping with adverse circumstances related to the nearby construction, the Company is striving for a brighter future.

                             NATURE OF THE SECURITY


Overview

         Before estimates of value can be made, the nature of the security being valued and the expected income of the subject security must be discussed. The value of a security is influenced by many of its characteristics, including control and marketability.


Control

         The market value of publicly traded securities normally reflects the minority interest being traded. The price of a successful tender offer seeking control is usually higher than previous minority trades and reflects the value of the premium for control. The intention of this report is to estimate the value of a non-controlling interest in Uptowner Inns, Inc. However, the purpose of this report is to determine the "fair value" at which the Corporation will establish an exchange rate for a reverse stock split of the Company's common stock. Chapter 31D-13-1301 of the West Virginia Code defines "fair value" as follows:

             " "Fair value" means the value of the corporation's shares determined: Immediately before the effectuation of the corporate action to which the shareholder objects; using customary and current valuation concepts and techniques generally employed for similar businesses in the conduct of the transaction requiring appraisal; and without discounting for lack of marketability or minority status..."

         Therefore, no discount for minority ownership is included.


Marketability

         The income value methods of valuation are based on comparisons with current values of securities traded on national exchanges. There are, however, certain marketability differences between Uptowner Inns, Inc. securities and publicly traded securities. An owner of publicly traded securities can know at all times the market value of his holding. He can sell that holding on virtually a moment's notice and receive cash, net of brokerage fees, within several working days.

         Such is not the case with Uptowner Inns, Inc. Consequently, liquidating a position in the Company could be a more costly and time-consuming process than liquidating stock in publicly traded firms. A marketability discount would be warranted. In this instance, due to the purpose for which this report is prepared, no marketability discount is applied.

                             APPROACHES TO VALUATION


         There are three (3) main approaches to valuing small closely held businesses. Under these approaches there are several different valuation methods. The following is a discussion of each approach and certain methods under these approaches.


Income Approach

         The income approach gives primary consideration to an investment's earnings. The theory being that an investment is worth the present value of all reasonably expected future returns. This approach is most commonly applied by using a capitalized current earnings method or a discounted future earnings method.

         The discounted future returns method under the income approach was not selected. Any forecasted future earnings or cash flow would have been extremely speculative in view of the Company's operating history. Additionally, a capitalized current earnings calculation does not consider the underlying asset value currently in place where there is more than a minimal investment in tangible assets. However, for the purpose of understanding the expected return on investment, a willing buyer might realize the normalized unweighted after tax earnings for the five (5) years ended June 30, 2003 were reviewed. Because this calculation yielded a negative value, this method was not selected.


Asset Approach

         The asset approach values an investment based on the current value of its assets and liabilities. In valuing businesses, this approach is commonly used when the subject business is a holding company or if the company has not established a positive earnings history.

         Due to the significantly lower profitability (as compared to industry statistics) of the operation historically, the asset approach was selected. The asset approach does not consider historical or possible future earnings when determining the value of a given business. After considering adjustments to fair value (see detailed discussion later), the adjusted net asset approach yielded a value of $1,750,000. for 100% of the subject company without any further discounts for lack of marketability or minority position.


Market Approach

         The market approach determines the value of an investment by using information obtained from actual sales of similar investments. This method is widely used in valuing real property and in certain industries where comparable sales can be discovered. This method has limited applicability in valuing a smaller business due to the lack of information available from actual sales of similar small businesses. Transaction data from The Institute of Business Appraisers and private business sales transaction records as published by "Pratt's Stats" were reviewed. Because it is nearly impossible to ascertain whether these other company transactions represent sales of companies similar in nature to the subject company, this method was not selected.

                             APPROACHES TO VALUATION


         Further, it is also necessary to review prior transactions in the Company's own stock. Over the past twenty (20) years, the following stock sales have occurred:

   Date                       Number of Shares                    Price per Share
   ----                       ----------------                    ---------------

February 1984                     264,158                               $0.65
June 1992                          28,102                                0.65
September 1998                     30,049                                0.65
November 2001                      36,060                                0.65
November 2002                      15,552                                0.65


These sales account for nearly 24% of the total outstanding stock of Uptowner Inns, Inc. Additionally, there have been other miscellaneous sales over the last 30 years, with prices in the $0.50 to $0.65 range.

         Because of the volume of shares changing hands and the stability of the price in view of the lack of profitability of the enterprise, consideration of these sales should have an impact on the final determination of "fair value". The value of the Company computed at $0.65 per share is $972,606., without further discounts for marketability or minority interest position.

                             APPROACHES TO VALUATION


Hybrid Approaches, Rules of Thumb and Agreements in Place

         Hybrid approaches include excess earnings methods, which combine characteristics of income approaches and asset approaches. The earnings in excess of a reasonable rate of return are capitalized and added to the current value of the business' assets. Rules of thumb are simple formulas developed for various industries. In some cases, buy-sell agreements, retirement arrangements or other agreements may be in place and bear consideration in the calculation of the value of a company.

         A method of valuation we reviewed to estimate the fair market of Uptowner Inns, Inc. are the widely recognized "capitalization of excess earnings
- return on assets" methods.

         The capitalization of excess earnings - return on assets method is an income and asset based approach to valuation where the adjusted net tangible and intangible assets of the business entity are valued independently. These component assets are comprised of the fair market value of the total assets of the business less the total liabilities as of the date of the valuation. The intangible assets are valued by capitalizing the excess earnings of the business, where the excess earnings represent the earnings of the business in excess of the earnings that provide a reasonable rate of return on the adjusted net assets of the business.

         The adjusted average net income after tax of ($15,458.) was reduced by the average adjusted net assets of $1,571,840. multiplied by the risk free rate of 4.8%. Because the average net income was negative, this method produces skewed results. It does, however, give an indication of the impact that the negative profitability has on the value of the business. Carrying this method through its normal calculation using a capitalization rate of 25.6 produced a value of $1,360,000. without any further discounts for lack of marketability or minority interest status.

                         METHODS OF VALUATION EXPLAINED


Overview:

         Our financial review of the Company included the review and analysis of the Company's audited financial statements for the periods from June 30, 1999 through June 30, 2003. In our opinion, the period covered in our review and analysis, five (5) years, is adequate to identify any existing financial and operational trends that would affect our estimate of value. (See Appendix A for detailed calculations of the valuation methods included in this presentation.)


Normalizing Adjustments

         In June 2003, the Company sold four (4) of its rental properties. The decision to sell these components was based on the desire of management to discontinue the residential and commercial rental business and to focus the efforts and resources of the Company on the hotel business. The results of operations as well as the sale have been removed from the historical information and the years ended 2001, 2002 and 2003 have been restated without including these discontinued operations.


Adjustments to Net Assets:

         In June 1996, an appraisal of the Holiday Inn property was conducted by Robert Withers, MAI, RM. Although this appraisal was performed prior to the construction phase, an expected value was given for the property at a stabilized occupancy as of April 1, 1999. Mr. Withers concluded on a prospective market value of $6,650,000. in full operation.

         As of June 30, 2003, the net book value of the hotel property was $6,217,300. Considering that the property is no longer new and the costs that would be incurred in the process of disposing of the property would far exceed any positive adjustment to book value, no adjustment was deemed necessary.


Capitalization of Earnings:

         The capitalization of earnings method is an income-based approach to valuation where the net cash flow or net earnings of the business entity are valued. For purposes of this analysis, the most recent five (5) years average earnings after tax were capitalized using a capitalization rate determined under the "Build-up Method" as described below. Past earnings have been erratic and the Company is not operating profitably.



Determination of Capitalization Rate:

         To arrive at a capitalization rate, we constructed a "Build-up" model utilizing the methodologies described by Shannon Pratt based on long-term government bond rates as adjusted for equity risk and equity size premia (as stated in Ibbotson Associates, "Stocks, Bonds, Bills and Inflation: 2003 Yearbook - Valuation Edition"). Additional adjustments were applied for industry risk, specific company risk and estimated sustainable growth rate. The result obtained was then compared to James H. Schildt's Risk Premium for Discounting Projected Income Streams. With reference to both sources, a capitalization rate of 25.6% for current year's net income was selected.

                         METHODS OF VALUATION EXPLAINED




BUILD-UP OF CAPITALIZATION RATE


Risk-free rate of return (20 year U. S. Treasury Bond)                      4.8
Equity risk premium (SBBI Yearbook)                                         7.0
Small stock risk premium (SBBI Yearbook- Micro. Cap, Decile 10b)            9.16
Industry risk premium (SBBI Yearbook)                                      (1.09)
Specific company risk premium                                               5.5
Discount rate for net cash flow                                            25.37
Increment to convert to net earnings capitalization rate                    4.0
Less: Expected sustainable growth rate                                     (3.0)
Capitalization rate for next year's earnings                               26.37
Capitalization rate for current year's earnings [26.37/(1+g)]              25.60

                      RECONCILIATION OF VALUATION ESTIMATES


         The estimate of the fair market value of 100% of the common stock of Uptowner Inns, Inc. as of June 30, 2003 determined under the various methods as explained above is as follows:

1.    Adjusted Net Assets Method                                         $1,750,000.
2.    Prior Sales of Company Stock                                          972,606.
3.    Capitalization of Excess Earnings - Reasonable Rate Method          1,360,000.


         The history of the Company over the last five (5) years has been erratic. It is well established that while an asset-based method of valuation applies in the case of corporations that are essentially holding companies, an earnings-based method is appropriate for corporations that are active operating companies. Noting that the fixed assets are the largest contributor to total asset value, we must also take into consideration the corporation's status as an operating company. Furthermore, it is necessary to look at prior arms length transactions in the Company's stock. For these reasons, a value that takes into consideration both underlying asset value as well as the profitability and the trading history of the company is deemed appropriate.

         Based on analysis of the above methods, it is our opinion that the fair market value of 100% of the common stock of Uptowner Inns, Inc., without discounting, as of June 30, 2003 is:


                    ONE MILLION, SIX HUNDRED THOUSAND DOLLARS

                                   $1,600,000.

                                       Or

                      ONE DOLLAR AND SEVEN CENTS PER SHARE

                                 $1.07 PER SHARE

                                   APPENDIX A



                                VALUATION METHODS

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                               BUSINESS VALUATION

                  ADJUSTED NET ASSETS METHOD VALUATION SUMMARY

        VALUATION SUMMARY (ALL VALUES CALCULATED AND ROUNDED IN DOLLARS)

Value of Business:                                                                      $   1,751,840
                                                                                                    +
Valuation Adjustment (+/-):                                                                         0
Total Value of Business:                                                                    1,751,840
                                                                                                    /
Shares Outstanding:                                                                         1,496,317
Per Share Value:                                                                             1.170768
                                                                                                    +
Discount/Premium %:                                                                            0.00 %
Adjusted Per Share Value:                                                                    1.170768
                                                                                                    X
                                                                                         1,496,317.00

Number of Shares Being Valued:                                                          $   1,751,840
Value of Shares Being
Valued:                                                                     SAY         $   1,750,000

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                               BUSINESS VALUATION

                       ADJUSTED NET ASSETS - SUB SCHEDULE

                                                              Beginning             Adjustment             Adjusted
                                                             ------------          ------------          ------------
Assets
  Current Assets
    Cash                                                     1,161,986.00                  0.00          1,161,986.00
    Accounts Receivable                                        127,648.00                  0.00            127,648.00
    Inventory                                                    4,483.00                  0.00              4,483.00
    Other Current Assets
        Notes Receivable                                        41,794.00                  0.00             41,794.00
        Prepaid Expenses                                        43,030.00                  0.00             43,030.00
        Deferred Tax Asset                                           0.00                  0.00                  0.00
        PP&E Held for Sale                                           0.00                  0.00                  0.00
                                                             ------------          ------------          ------------

    Total Other Current Assets                                  84,824.00                  0.00             84,824.00
                                                             ------------          ------------          ------------

  Total Current Assets                                       1,378,941.00                  0.00          1,378,941.00

Fixed Assets
  Property, Plant & Equipment                                6,272,401.00                  0.00          6,272,401.00
  Land                                                         820,553.00                  0.00            820,553.00
  Other Fixed Assets                                                 0.00                  0.00                  0.00
                                                             ------------          ------------          ------------

Total Fixed Assets                                           7,092,954.00                  0.00          7,092,954.00

Other Assets
  Deposits                                                     239,456.00                  0.00            239,456.00
  Other
      Nonmarketable Securities                                  14,144.00                  0.00             14,144.00
      Deferred Tax Asset                                       110,140.00                  0.00            110,140.00
                                                             ------------          ------------          ------------

    Total Other                                                124,284.00                  0.00            124,284.00
                                                             ------------          ------------          ------------

  Total Other Assets                                           363,740.00                  0.00            363,740.00
                                                               ----------                  ----            ----------

Total Assets                                                 8,835,635.00                  0.00          8,835,635.00
                                                             ============          ============          ============

Liabilities & Equity
  Current Liabilities
    Notes Payable (Short Term)                                       0.00                  0.00                  0.00
    Accounts Payable                                           163,427.00                  0.00            163,427.00
    Accrued Liabilities                                        120,958.00                  0.00            120,958.00
    Other Current Liabilities
        Accrued Taxes                                          192,571.00                  0.00            192,571.00
        Current Portion LTD                                    153,290.00                  0.00            153,290.00
                                                             ------------          ------------          ------------

      Total Other Current Liabilities                          345,861.00                  0.00            345,861.00
                                                             ------------          ------------          ------------

    Total Current Liabilities                                  630,246.00                  0.00            630,246.00

                                                              Beginning             Adjustment             Adjusted
                                                             ------------          ------------          ------------
  Long-Term Liabilities
    Notes Payable                                            6,453,549.00                  0.00          6,453,549.00
    Other Long-Term Liabilities                                      0.00                  0.00                  0.00
                                                             ------------          ------------          ------------
  Total Long-Term Liabilities                                6,453,549.00                  0.00          6,453,549.00

Total Liabilities                                            7,083,795.00                  0.00          7,083,795.00

  Stockholders Equity
    Common Stock                                               791,782.00                  0.00            791,782.00
    Paid-In Capital                                          1,032,290.00                  0.00          1,032,290.00
    Retained Earnings                                          -32,744.00                  0.00            -32,744.00
    Other Equity                                               -39,488.00                  0.00            -39,488.00
                                                             ------------          ------------          ------------

  Total Stockholders Equity                                  1,751,840.00                  0.00          1,751,840.00
                                                             ------------          ------------          ------------

Total Liabilities & Equity                                   8,835,635.00                  0.00          8,835,635.00
                                                             ============          ============          ============

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                               BUSINESS VALUATION

           EXCESS EARNINGS - REASONABLE RATE METHOD VALUATION SUMMARY


Projected Earnings Amount:                                            -15,457.80
Adjusted Net Assets:                                                   1,751,840
Adjustment to Net Assets:                                                      0
Total Adjusted Net Assets:                                             1,751,840
Reasonable Rate of Return:                                                4.80 %
Reasonable Rate of Return on Assets:                                      84,088
Excess Earnings Over Reasonable Rate:                                 -99,546.12
Capitalization Rate:                                                     25.60 %
Intangible Value:                                                       -388,852
Adjusted Net Assets:                                                   1,751,840
Adjustment to Net Assets:                                                      0





        VALUATION SUMMARY (ALL VALUES CALCULATED AND ROUNDED IN DOLLARS)


Value of Business:                                                 $   1,362,988
                                                                               +
Valuation Adjustment (+/-):                                                    0
Total Value of Business:                                               1,362,988
                                                                               /
Shares Outstanding:                                                    1,496,317
Per Share Value:                                                        0.910895
                                                                               +
Discount/Premium %:                                                       0.00 %
Adjusted Per Share Value:                                               0.910895
                                                                               X
                                                                    1,496,317.00

Number of Shares Being Valued:                                     $   1,362,988
Value of Shares Being
Valued:                                        SAY                 $   1,360,000

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                               BUSINESS VALUATION

                SCHEDULE OF UNWEIGHTED AVERAGE PROJECTED EARNINGS
                        EXCESS EARNINGS - REASONABLE RATE
                          Type of Earnings: Net Income

                            Year                                            Amount
                            ----                                            ------

                            1999                                          113,029.00
                            2000                                          -97,216.00
                            2001                                           17,669.00
                            2002                                         -142,694.00
                            2003                                           31,923.00
                                                                          ----------

Unweighted Average Projected Earnings:                                    -15,457.80

                                   APPENDIX B

                    FINANCIAL STATEMENT SUMMARIES - ADJUSTED

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                         ADJUSTED BALANCE SHEET SUMMARY


For Year Ended June:
      (in $'s)                            1999            2000            2001            2002           2003
Assets
 Current Assets
  Cash                                    322,663         348,064         186,912         803,660      1,161,986
  Accounts Receivable                      86,647          59,971          72,830          57,421        127,648
  Inventory                                11,197          11,966           7,715           6,145          4,483
  Other Current Assets
   Notes Receivable                        83,271          47,899               0           5,446         41,794
   Prepaid Expenses                        65,309          65,093          48,392          61,173         43,030
   Deferred Tax Asset                           0               0               0         132,098              0
   PP&E Held for Sale                           0               0         327,811       1,770,073              0
  Total Other Current Assets              148,580         112,992         376,203       1,968,790         84,824
 Total Current Assets                     569,087         532,993         643,660       2,836,016      1,378,941
 Fixed Assets
  Property, Plant, & Equipment          9,294,700       8,876,128       8,595,173       6,862,094      6,272,401
  Land                                  1,480,612       1,480,612       1,519,252       1,202,786        820,553
 Total Fixed Assets                    10,775,312      10,356,740      10,114,425       8,064,880      7,092,954
 Other Assets
  Deposits                                117,896         169,407         141,837         188,142        239,456
  Other
   Nonmarketable Securities                     0               0               0          40,035         14,144
   Deferred Tax Asset                           0               0               0               0        110,140
  Total Other                                   0               0               0          40,035        124,284
 Total Other Assets                       117,896         169,407         141,837         228,177        363,740
Total Assets                           11,462,295      11,059,140      10,899,922      11,129,073      8,835,635

Liabilities & Equity
 Current Liabilities
  Accounts Payable                        591,840         358,242         232,588         181,386        163,427
  Accrued Liabilities                     179,605         175,045         200,484         182,485        120,958
  Other Current Liabilities
   Accrued Taxes                          312,513         437,520         313,480         327,869        192,571
   Current Portion - LTD                1,265,006       1,109,220       1,400,385         253,430        153,290
  Total Other Current Liabilities       1,577,519       1,546,740       1,713,865         581,299        345,861
 Total Current Liabilities              2,348,964       2,080,027       2,146,937         945,170        630,246
 Long-Term Liabilities
  Notes Payable                         6,913,472       6,876,470       6,636,076       8,542,621      6,453,549
 Total Long-Term Liabilities            6,913,472       6,876,470       6,636,076       8,542,621      6,453,549
 Total Liabilities                      9,262,436       8,956,497       8,783,013       9,487,791      7,083,795

 Stockholders Equity
  Common Stock                            791,782         791,782         791,782         791,782        791,782
  Paid-In Capital                       1,032,290       1,032,290       1,032,290       1,032,290      1,032,290
  Retained Earnings                       375,787         278,571         292,837        -172,681        -32,744
  Other Equity                                  0               0               0         -10,109        -39,488
 Total Stockholders Equity              2,199,859       2,102,643       2,116,909       1,641,282      1,751,840
Total Liabilities & Equity             11,462,295      11,059,140      10,899,922      11,129,073      8,835,635

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                  ADJUSTED BALANCE SHEET AS A PERCENT OF ASSETS



For Year Ended June:
      (in %'s)                           1999         2000         2001         2002         2003
Assets
 Current Assets
  Cash                                    2.81         3.15         1.71         7.22        13.15
  Accounts Receivable                     0.76         0.54         0.67         0.52         1.44
  Inventory                               0.10         0.11         0.07         0.06         0.05
  Other Current Assets
   Notes Receivable                       0.73         0.43         0.00         0.05         0.47
   Prepaid Expenses                       0.57         0.59         0.44         0.55         0.49
   Deferred Tax Asset                     0.00         0.00         0.00         1.19         0.00
   PP&E Held for Sale                     0.00         0.00         3.01        15.90         0.00
  Total Other Current Assets              1.30         1.02         3.45        17.69         0.96
 Total Current Assets                     4.96         4.82         5.91        25.48        15.61
 Fixed Assets
  Property, Plant, & Equipment           81.09        80.26        78.86        61.66        70.99
  Land                                   12.92        13.39        13.94        10.81         9.29
 Total Fixed Assets                      94.01        93.65        92.79        72.47        80.28
 Other Assets
  Deposits                                1.03         1.53         1.30         1.69         2.71
  Other
   Nonmarketable Securities               0.00         0.00         0.00         0.36         0.16
   Deferred Tax Asset                     0.00         0.00         0.00         0.00         1.25
  Total Other                             0.00         0.00         0.00         0.36         1.41
 Total Other Assets                       1.03         1.53         1.30         2.05         4.12
Total Assets                            100.00       100.00       100.00       100.00       100.00

Liabilities & Equity
 Current Liabilities
  Accounts Payable                        5.16         3.24         2.13         1.63         1.85
  Accrued Liabilities                     1.57         1.58         1.84         1.64         1.37
  Other Current Liabilities
   Accrued Taxes                          2.73         3.96         2.88         2.95         2.18
   Current Portion - LTD                 11.04        10.03        12.85         2.28         1.73
  Total Other Current Liabilities        13.76        13.99        15.72         5.22         3.91
 Total Current Liabilities               20.49        18.81        19.70         8.49         7.13
 Long-Term Liabilities
  Notes Payable                          60.31        62.18        60.88        76.76        73.04
 Total Long-Term Liabilities             60.31        62.18        60.88        76.76        73.04
 Total Liabilities                       80.81        80.99        80.58        85.25        80.17

 Stockholders Equity
  Common Stock                            6.91         7.16         7.26         7.11         8.96
  Paid-In Capital                         9.01         9.33         9.47         9.28        11.68
  Retained Earnings                       3.28         2.52         2.69        -1.55        -0.37
  Other Equity                            0.00         0.00         0.00        -0.09        -0.45
 Total Stockholders Equity               19.19        19.01        19.42        14.75        19.83
Total Liabilities & Equity              100.00       100.00       100.00       100.00       100.00

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                        ADJUSTED INCOME STATEMENT SUMMARY



For Year Ended June:
      (in $'s)                            1999           2000           2001           2002           2003         Average
Sales
  Net Sales                           $
   Hotel Revenue                       3,122,081      3,791,881      3,898,650      3,303,959      3,119,102      3,447,135
   Rental Revenue                        235,270        221,608            425          7,402         29,690         98,879
  Total Net Sales                      3,357,351      4,013,489      3,899,075      3,311,361      3,148,792      3,546,014
  Cost Of Goods Sold                     220,034        233,351        195,016        160,319        128,153        187,375
Gross Profit                           3,137,317      3,780,138      3,704,059      3,151,042      3,020,639      3,358,639

Operating Expenses
  Other Salaries & Wages                 841,724      1,016,332        939,612        822,036        770,769        878,095
  Insurance                               63,321         66,342         61,892         68,073         53,762         62,678
  Selling Expenses                       181,349        236,758        276,172        228,713        246,446        233,888
  Depreciation & Amort.                  396,964        428,358        419,951        450,379        322,121        403,555
  Interest Expense                       677,000        700,828        648,789        582,682        462,138        614,287
  Other Operating Expenses
   Other Departmental Exp.               227,548        313,566        333,549        268,357        229,321        274,468
   G & A Expenses                        233,684        341,713        318,612        373,910        396,266        332,837
   Utilities Expense                     205,282        231,631        224,468        227,148        136,038        204,913
   Repair & Maintenance                   73,821        122,343         92,164         72,683         88,327         89,868
   Taxes & Licenses                      367,595        419,483        371,181        332,428        261,570        350,451
  Total Other Operating Expenses       1,107,930      1,428,736      1,339,974      1,274,526      1,111,522      1,252,537
Total Operating Expenses               3,268,288      3,877,354      3,686,390      3,426,409      2,966,758      3,445,040

Income From Operations                  -130,971        -97,216         17,669       -275,367         53,881        -86,401

  Other Income/Expense
   Gain/Loss on Sale                     244,000              0              0            575              0         48,915
  Total Other Income/Expense             244,000              0              0            575              0         48,915

Earnings Before Tax                      113,029        -97,216         17,669       -274,792         53,881        -37,486

  Income Tax Expense                           0              0              0       -132,098         21,958        -22,028

Net Income/Loss                       $  113,029        -97,216         17,669       -142,694         31,923        -15,458

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                 ADJUSTED INCOME STATEMENT AS A PERCENT OF SALES



For Year Ended June:
      (in %'s)                         1999         2000         2001         2002         2003        Average
Sales
  Net Sales
   Hotel Revenue                        92.99        94.48        99.99        99.78        99.06        97.26
   Rental Revenue                        7.01         5.52         0.01         0.22         0.94         2.74
  Total Net Sales                      100.00       100.00       100.00       100.00       100.00       100.00
  Cost Of Goods Sold                     6.55         5.81         5.00         4.84         4.07         5.26
Gross Profit                            93.45        94.19        95.00        95.16        95.93        94.74

Operating Expenses
  Other Salaries & Wages                25.07        25.32        24.10        24.82        24.48        24.76
  Insurance                              1.89         1.65         1.59         2.06         1.71         1.78
  Selling Expenses                       5.40         5.90         7.08         6.91         7.83         6.62
  Depreciation & Amort.                 11.82        10.67        10.77        13.60        10.23        11.42
  Interest Expense                      20.16        17.46        16.64        17.60        14.68        17.31
  Other Operating Expenses
   Other Departmental Exp.               6.78         7.81         8.55         8.10         7.28         7.71
   G & A Expenses                        6.96         8.51         8.17        11.29        12.58         9.50
   Utilities Expense                     6.11         5.77         5.76         6.86         4.32         5.76
   Repair & Maintenance                  2.20         3.05         2.36         2.19         2.81         2.52
   Taxes & Licenses                     10.95        10.45         9.52        10.04         8.31         9.85
  Total Other Operating Expenses        33.00        35.60        34.37        38.49        35.30        35.35
Total Operating Expenses                97.35        96.61        94.55       103.47        94.22        97.24

Income From Operations                  -3.90        -2.42         0.45        -8.32         1.71        -2.49

  Other Income/Expense
   Gain/Loss on Sale                     7.27         0.00         0.00         0.02         0.00         1.46
  Total Other Income/Expense             7.27         0.00         0.00         0.02         0.00         1.46

Earnings Before Tax                      3.37        -2.42         0.45        -8.30         1.71        -1.04

  Income Tax Expense                     0.00         0.00         0.00        -3.99         0.70        -0.66

Net Income/Loss                          3.37        -2.42         0.45        -4.31         1.01        -0.38

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                     ADJUSTED INCOME STATEMENT GROWTH RATES



In (%'s)                             2000         2001        2002           2003       Average
Sales
    Net Sales
    Hotel Revenue                     21.45         2.82      -15.25          -5.60         0.86
    Rental Revenue                    -5.81       -99.81    1,641.65         301.11       459.28
    Cost Of Goods Sold                 6.05       -16.43      -17.79         -20.06       -12.06
Gross Profit                          20.49        -2.01      -14.93          -4.14        -0.15
Operating Expenses
    Other Salaries & Wages            20.74        -7.55      -12.51          -6.24        -1.39
    Insurance                          4.77        -6.71        9.99         -21.02        -3.24
    Selling Expenses                  30.55        16.65      -17.18           7.75         9.44
    Depreciation & Amort.              7.91        -1.96        7.25         -28.48        -3.82
    Interest Expense                   3.52        -7.43      -10.19         -20.69        -8.70
    Other Operating Expenses
    Other Departmental Exp.           37.80         6.37      -19.54         -14.55         2.52
    G & A Expenses                    46.23        -6.76       17.36           5.98        15.70
    Utilities Expense                 12.84        -3.09        1.19         -40.11        -7.29
    Repair & Maintenance              65.73       -24.67      -21.14          21.52        10.36
    Taxes & Licenses                  14.12       -11.51      -10.44         -21.32        -7.29
Total Operating Expenses              18.64        -4.93       -7.05         -13.41        -1.69
Income From Operations                25.77       118.17   -1,658.48         119.57      -348.74
    Other Income/Expense
    Gain/Loss on Sale               -100.00          N/A         N/A        -100.00       -50.00
Earnings Before Tax                 -186.01       118.17   -1,655.22         119.61      -400.86
    Income Tax Expense                  N/A          N/A         N/A         116.62        29.15
Net Income                          -186.01       118.17     -907.60         122.37      -213.26

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                             ADJUSTED RATIO ANALYSIS


For Year Ended June:                     1999         2000         2001         2002         2003       Average
GROWTH
     Sales Growth                          N/A        19.54        -2.85       -15.07        -4.91        -0.82
     Operating Earnings Growth (%          N/A        25.77       118.17    -1,658.48       119.57      -348.74
     Net Earnings Growth (%)               N/A      -186.01       118.17      -907.60       122.37      -213.26

COST CONTROL
     Cost Of Sales/Sales (%)              6.55         5.81         5.00         4.84         4.07         5.26
     Gross Margin(%)                     93.45        94.19        95.00        95.16        95.93        94.74
     Operating Expenses/Sales (%)        97.35        96.61        94.55       103.47        94.22        97.24
     Operating Margin (%)                -3.90        -2.42         0.45        -8.32         1.71        -2.49
     Interest Expense/Sales (%)          20.16        17.46        16.64        17.60        14.68        17.31

TURNOVER
     Receivable Turnover (X)               N/A        54.75        58.72        50.85        34.03        49.59
     Inventory Turnover (X)                N/A        20.15        19.82        23.13        24.12        21.80
     Sales/Net Fixed Assets (X)            N/A         0.38         0.38         0.36         0.42         0.39
     Sales/Total Assets (X)                N/A         0.36         0.36         0.30         0.32         0.33

BEFORE-TAX PROFITABILITY
     Return On Sales (%)                  3.37        -2.42         0.45        -8.30         1.71        -1.04
     Return On Assets (%)                  N/A        -0.86         0.16        -2.49         0.54        -0.66
     Return On Equity (%)                  N/A        -4.52         0.84       -14.62         3.18        -3.78

AFTER-TAX PROFITABILITY
     Return On Sales (%)                  3.37        -2.42         0.45        -4.31         1.01        -0.38
     Return On Assets (%)                  N/A        -0.86         0.16        -1.30         0.32        -0.42
     Return On Equity (%)                  N/A        -4.52         0.84        -7.59         1.88        -2.35

RISK
     Total Debt/Assets (%)               80.81        80.99        80.58        85.25        80.17        81.56
     Long Term Debt/Equity (%)          314.27       327.04       313.48       520.48       368.39       368.73
     Total Debt/Equity (%)              421.05       425.96       414.90       578.07       404.36       448.87
     Current Ratio (X)                    0.24         0.26         0.30         3.00         2.19         1.20
     Quick Ratio (X)                      0.24         0.25         0.30         2.99         2.18         1.19
     Interest Coverage (X)                1.17         0.86         1.03         0.53         1.12         0.94

                                   APPENDIX C

                             NORMALIZING ADJUSTMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                               ADJUSTMENT REGISTER
                            FOR YEAR ENDED JUNE, 2003



(In $'s)

                DESCRIPTION                                                          DEBIT                CREDIT
         ---------------------------                                                -------               ------
Adjustment: 1
      Income for Discontinued Operations                                            273,812
           Retained Earnings                                                                              108,014
           Impairment Loss                                                                                165,798

      TO REMOVE NON-OPERATING AND NON-RECURRING ITEMS OF INCOME AND EXPENSE.

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                               ADJUSTMENT REGISTER
                            FOR YEAR ENDED JUNE, 2002

(In $'s)

                DESCRIPTION                                                          DEBIT                 CREDIT
         ---------------------------                                                -------                ------
Adjustment: 1
      Rental Revenue                                                                222,308
      Impairment Loss                                                               336,075
           Insurance                                                                                       10,144
           Income for Discontinued Operations                                                              13,251
           Utilities Expense                                                                               14,400
           Repair & Maintenance                                                                            15,814
           G & A Expenses                                                                                  22,723
           Taxes & Licenses                                                                                25,766
           Depreciation & Amort.                                                                           48,437
           Interest Expense                                                                                71,773
           Impairment Loss                                                                                336,075

      TO RESTATE 2001 AND 2002 FOR OPERATIONS DISCONTINUED DURING 2003.

 Adjustment: 2
      Income for Discontinued Operations                                             13,251
      Retained Earnings                                                             322,824
           Impairment Loss                                                                                336,075

      TO REMOVE NON-OPERATING AND NON-RECURRING ITEMS OF INCOME AND EXPENSE.

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                               ADJUSTMENT REGISTER
                            FOR YEAR ENDED JUNE, 2001


(In $'s)


                DESCRIPTION                                                          DEBIT                CREDIT
         ---------------------------                                                -------               ------
 Adjustment: 1
      Rental Revenue                                                                216,071
      Income for Discontinued Operations                                              3,403
           Insurance                                                                                        8,331
           Repair & Maintenance                                                                            11,461
           Utilities Expense                                                                               19,884
           G & A Expenses                                                                                  21,477
           Taxes & Licenses                                                                                26,248
           Depreciation & Amort.                                                                           48,158
           Interest Expense                                                                                83,915

      TO RESTATE 2001 AND 2002 FOR OPERATIONS DISCONTINUED DURING 2003.

 Adjustment: 2
      Retained Earnings                                                               3,403
           Income for Discontinued Operations                                                               3,403

      TO REMOVE NON-OPERATING AND NON-RECURRING ITEMS OF INCOME AND EXPENSE.

                                   APPENDIX D

                  FINANCIAL STATEMENT SUMMARIES - HISTORICAL


The summarized historical financial information presented following is included solely to assist in the development of the value conclusion presented in this report, and it should not be used to obtain credit or for any other purpose. Because of the limited purpose of this presentation, it may be incomplete and contain departures from generally accepted accounting principles. The presented information has been summarized from financial statements compiled by us.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                        HISTORICAL BALANCE SHEET SUMMARY

For Year Ended June:
      (in $'s)                                        1999            2000           2001           2002            2003
Assets
 Current Assets
  Cash                                              322,663         348,064        186,912        803,660       1,161,986
  Accounts Receivable                                86,647          59,971         72,830         57,421         127,648
  Inventory                                          11,197          11,966          7,715          6,145           4,483
  Other Current Assets
   Notes Receivable                                  83,271          47,899              0          5,446          41,794
   Prepaid Expenses                                  65,309          65,093         48,392         61,173          43,030
   Deferred Tax Asset                                     0               0              0        132,098               0
   PP&E Held for Sale                                     0               0        327,811      1,770,073               0
  Total Other Current Assets                        148,580         112,992        376,203      1,968,790          84,824
 Total Current Assets                               569,087         532,993        643,660      2,836,016       1,378,941
 Fixed Assets
  Property, Plant, & Equipment                    9,294,700       8,876,128      8,595,173      6,862,094       6,272,401
  Land                                            1,480,612       1,480,612      1,519,252      1,202,786         820,553
 Total Fixed Assets                              10,775,312      10,356,740     10,114,425      8,064,880       7,092,954
 Other Assets
  Deposits                                          117,896         169,407        141,837        188,142         239,456
  Other
   Nonmarketable Securities                               0               0              0         40,035          14,144
   Deferred Tax Asset                                     0               0              0              0         110,140
  Total Other                                             0               0              0         40,035         124,284
 Total Other Assets                                 117,896         169,407        141,837        228,177         363,740
Total Assets                                     11,462,295      11,059,140     10,899,922     11,129,073       8,835,635

Liabilities & Equity
 Current Liabilities
  Accounts Payable                                  591,840         358,242        232,588        181,386         163,427
  Accrued Liabilities                               179,605         175,045        200,484        182,485         120,958
  Other Current Liabilities
   Accrued Taxes                                    312,513         437,520        313,480        327,869         192,571
   Current Portion - LTD                          1,265,006       1,109,220      1,400,385        253,430         153,290
  Total Other Current Liabilities                 1,577,519       1,546,740      1,713,865        581,299         345,861
 Total Current Liabilities                        2,348,964       2,080,027      2,146,937        945,170         630,246
 Long-Term Liabilities
  Notes Payable                                   6,913,472       6,876,470      6,636,076      8,542,621       6,453,549
 Total Long-Term Liabilities                      6,913,472       6,876,470      6,636,076      8,542,621       6,453,549

 Total Liabilities                                9,262,436       8,956,497      8,783,013      9,487,791       7,083,795

 Stockholders Equity
  Common Stock                                      791,782         791,782        791,782        791,782         791,782
  Paid-In Capital                                 1,032,290       1,032,290      1,032,290      1,032,290       1,032,290
  Retained Earnings                                 375,787         278,571        292,837       -172,681         -32,744
  Other Equity                                            0               0              0        -10,109         -39,488
 Total Stockholders Equity                        2,199,859       2,102,643      2,116,909      1,641,282       1,751,840
Total Liabilities & Equity                       11,462,295      11,059,140     10,899,922     11,129,073       8,835,635

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                 HISTORICAL BALANCE SHEET AS A PERCENT OF ASSETS

For Year Ended June:
      (in %'s)                         1999            2000           2001           2002            2003
Assets
 Current Assets
  Cash                                  2.81            3.15           1.71           7.22           13.15
  Accounts Receivable                   0.76            0.54           0.67           0.52            1.44
  Inventory                             0.10            0.11           0.07           0.06            0.05
  Other Current Assets
   Notes Receivable                     0.73            0.43           0.00           0.05            0.47
   Prepaid Expenses                     0.57            0.59           0.44           0.55            0.49
   Deferred Tax Asset                   0.00            0.00           0.00           1.19            0.00
   PP&E Held for Sale                   0.00            0.00           3.01          15.90            0.00
  Total Other Current Assets            1.30            1.02           3.45          17.69            0.96
 Total Current Assets                   4.96            4.82           5.91          25.48           15.61
 Fixed Assets
  Property, Plant, & Equipment         81.09           80.26          78.86          61.66           70.99
  Land                                 12.92           13.39          13.94          10.81            9.29
 Total Fixed Assets                    94.01           93.65          92.79          72.47           80.28
 Other Assets
  Deposits                              1.03            1.53           1.30           1.69            2.71
  Other
   Nonmarketable Securities             0.00            0.00           0.00           0.36            0.16
   Deferred Tax Asset                   0.00            0.00           0.00           0.00            1.25
  Total Other                           0.00            0.00           0.00           0.36            1.41
 Total Other Assets                     1.03            1.53           1.30           2.05            4.12
Total Assets                          100.00          100.00         100.00         100.00          100.00

Liabilities & Equity
 Current Liabilities
  Accounts Payable                      5.16            3.24           2.13           1.63            1.85
  Accrued Liabilities                   1.57            1.58           1.84           1.64            1.37
  Other Current Liabilities
   Accrued Taxes                        2.73            3.96           2.88           2.95            2.18
   Current Portion - LTD               11.04           10.03          12.85           2.28            1.73
  Total Other Current Liabilities      13.76           13.99          15.72           5.22            3.91
 Total Current Liabilities             20.49           18.81          19.70           8.49            7.13
 Long-Term Liabilities
  Notes Payable                        60.31           62.18          60.88          76.76           73.04
 Total Long-Term Liabilities           60.31           62.18          60.88          76.76           73.04

 Total Liabilities                     80.81           80.99          80.58          85.25           80.17

 Stockholders Equity
  Common Stock                          6.91            7.16           7.26           7.11            8.96
  Paid-In Capital                       9.01            9.33           9.47           9.28           11.68
  Retained Earnings                     3.28            2.52           2.69          -1.55           -0.37
  Other Equity                          0.00            0.00           0.00          -0.09           -0.45
 Total Stockholders Equity             19.19           19.01          19.42          14.75           19.83
Total Liabilities & Equity            100.00          100.00         100.00         100.00          100.00

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                       HISTORICAL INCOME STATEMENT SUMMARY

For Year Ended June:
      (in $'s)                      1999           2000            2001            2002          2003         Average
Sales
  Net Sales
   Hotel Revenue                 $ 3,122,081      3,791,881      3,898,650     3,303,959      3,119,102      3,447,135
   Rental Revenue                    235,270        221,608        216,496       229,710         29,690        186,555
  Total Net Sales                  3,357,351      4,013,489      4,115,146     3,533,669      3,148,792      3,633,690
  Cost Of Goods Sold                 220,034        233,351        195,016       160,319        128,153        187,375
Gross Profit                       3,137,317      3,780,138      3,920,130     3,373,350      3,020,639      3,446,315

Operating Expenses
  Other Salaries & Wages             841,724      1,016,332        939,612       822,036        770,769        878,095
  Insurance                           63,321         66,342         70,223        78,217         53,762         66,373
  Selling Expenses                   181,349        236,758        276,172       228,713        246,446        233,888
  Depreciation & Amort.              396,964        428,358        468,109       498,816        322,121        422,874
  Interest Expense                   677,000        700,828        732,704       654,455        462,138        645,425
  Other Operating Expenses
   Other Departmental Exp.           227,548        313,566        333,549       268,357        229,321        274,468
   G & A Expenses                    233,684        341,713        340,089       396,633        396,266        341,677
   Utilities Expense                 205,282        231,631        244,352       241,548        136,038        211,770
   Repair & Maintenance               73,821        122,343        103,625        88,497         88,327         95,323
   Taxes & Licenses                  367,595        419,483        397,429       358,194        261,570        360,854
   Impairment Loss                         0              0              0             0        165,798         33,160
  Total Other Operating Expenses   1,107,930      1,428,736      1,419,044     1,353,229      1,277,320      1,317,252
Total Operating Expenses           3,268,288      3,877,354      3,905,864     3,635,466      3,132,556      3,563,907

Income From Operations              -130,971        -97,216         14,266      -262,116       -111,917       -117,592

  Other Income/Expense

   Gain/Loss on Sale                 244,000              0              0           575              0         48,915
   Income for Discontinued                 0              0              0             0        273,812         54,762
   Operations
   Impairment Loss                         0              0              0      -336,075              0        -67,215
  Total Other Income/Expense         244,000              0              0      -335,500        273,812         36,462


Earnings Before Tax                  113,029        -97,216         14,266      -597,616        161,895        -81,130

  Income Tax Expense                       0              0              0      -132,098         21,958        -22,028

Net Income/Loss                  $   113,029        -97,216         14,266      -465,518        139,937        -59,102

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                HISTORICAL INCOME STATEMENT AS A PERCENT OF SALES

For Year Ended June:
      (in %'s)                         1999           2000           2001          2002           2003          Average
Sales
  Net Sales
   Hotel Revenue                       92.99          94.48          94.74         93.50          99.06          94.95
   Rental Revenue                       7.01           5.52           5.26          6.50           0.94           5.05
  Total Net Sales                     100.00         100.00         100.00        100.00         100.00         100.00
  Cost Of Goods Sold                    6.55           5.81           4.74          4.54           4.07           5.14
Gross Profit                           93.45          94.19          95.26         95.46          95.93          94.86

Operating Expenses
  Other Salaries & Wages               25.07          25.32          22.83         23.26          24.48          24.19
  Insurance                             1.89           1.65           1.71          2.21           1.71           1.83
  Selling Expenses                      5.40           5.90           6.71          6.47           7.83           6.46
  Depreciation & Amort.                11.82          10.67          11.38         14.12          10.23          11.64
  Interest Expense                     20.16          17.46          17.81         18.52          14.68          17.73
  Other Operating Expenses
   Other Departmental Exp.              6.78           7.81           8.11          7.59           7.28           7.51
   G & A Expenses                       6.96           8.51           8.26         11.22          12.58           9.51
   Utilities Expense                    6.11           5.77           5.94          6.84           4.32           5.80
   Repair & Maintenance                 2.20           3.05           2.52          2.50           2.81           2.61
   Taxes & Licenses                    10.95          10.45           9.66         10.14           8.31           9.90
   Impairment Loss                      0.00           0.00           0.00          0.00           5.27           1.05
  Total Other Operating Expenses       33.00          35.60          34.48         38.30          40.57          36.39
Total Operating Expenses               97.35          96.61          94.91        102.88          99.48          98.25

Income From Operations                 -3.90          -2.42           0.35         -7.42          -3.55          -3.39

  Other Income/Expense
   Gain/Loss on Sale                    7.27           0.00           0.00          0.02           0.00           1.46
   Income for Discontinued              0.00           0.00           0.00          0.00           8.70           1.74
   Operations
   Impairment Loss                      0.00           0.00           0.00         -9.51           0.00          -1.90
  Total Other Income/Expense            7.27           0.00           0.00         -9.49           8.70           1.29

Earnings Before Tax                     3.37          -2.42           0.35        -16.91           5.14          -2.10

  Income Tax Expense                    0.00           0.00           0.00         -3.74           0.70          -0.61

Net Income/Loss                         3.37          -2.42           0.35        -13.17           4.44          -1.49

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                    HISTORICAL INCOME STATEMENT GROWTH RATES

In (%'s)                                      2000           2001          2002           2003         Average
Sales
  Net Sales
    Hotel Revenue                             21.45           2.82        -15.25          -5.60           0.86
    Rental Revenue                            -5.81          -2.31          6.10         -87.08         -22.27
  Cost Of Goods Sold                           6.05         -16.43        -17.79         -20.06         -12.06
Gross Profit                                  20.49           3.70        -13.95         -10.46          -0.05
Operating Expenses
  Other Salaries & Wages                      20.74          -7.55        -12.51          -6.24          -1.39
  Insurance                                    4.77           5.85         11.38         -31.27          -2.32
  Selling Expenses                            30.55          16.65        -17.18           7.75           9.44
  Depreciation & Amort.                        7.91           9.28          6.56         -35.42          -2.92
  Interest Expense                             3.52           4.55        -10.68         -29.39          -8.00
  Other Operating Expenses
    Other Departmental Exp.                   37.80           6.37        -19.54         -14.55           2.52
    G & A Expenses                            46.23          -0.48         16.63          -0.09          15.57
    Utilities Expense                         12.84           5.49         -1.15         -43.68          -6.63
    Repair & Maintenance                      65.73         -15.30        -14.60          -0.19           8.91
    Taxes & Licenses                          14.12          -5.26         -9.87         -26.98          -7.00
    Impairment Loss                             N/A            N/A           N/A            N/A            N/A
Total Operating Expenses                      18.64           0.74         -6.92         -13.83          -0.35
Income From Operations                        25.77         114.67     -1,937.35          57.30        -434.90
  Other Income/Expense
    Gain/Loss on Sale                       -100.00            N/A           N/A        -100.00         -50.00
    Income for Discontinued Operations          N/A            N/A           N/A            N/A            N/A
    Impairment Loss                             N/A            N/A           N/A         100.00          25.00
Earnings Before Tax                         -186.01         114.67     -4,289.09         127.09      -1,058.33
  Income Tax Expense                            N/A            N/A           N/A         116.62          29.15
Net Income                                  -186.01         114.67     -3,363.13         130.06        -826.10

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                            HISTORICAL RATIO ANALYSIS

For Year Ended June:
                                            1999        2000         2001        2002         2003      Average
GROWTH
     Sales Growth                             N/A       19.54         2.53      -14.13       -10.89       -0.74
     Operating Earnings Growth (%             N/A       25.77       114.67   -1,937.35        57.30     -434.90
     Net Earnings Growth (%)                  N/A     -186.01       114.67   -3,363.13       130.06     -826.10

COST CONTROL
     Cost Of Sales/Sales (%)                 6.55        5.81         4.74        4.54         4.07        5.14
     Gross Margin(%)                        93.45       94.19        95.26       95.46        95.93       94.86
     Operating Expenses/Sales (%)           97.35       96.61        94.91      102.88        99.48       98.25
     Operating Margin (%)                   -3.90       -2.42         0.35       -7.42        -3.55       -3.39
     Interest Expense/Sales (%)             20.16       17.46        17.81       18.52        14.68       17.73

TURNOVER
     Receivable Turnover (X)                  N/A       54.75        61.97       54.26        34.03       51.25
     Inventory Turnover (X)                   N/A       20.15        19.82       23.13        24.12       21.80
     Sales/Net Fixed Assets (X)               N/A        0.38         0.40        0.39         0.42        0.40
     Sales/Total Assets (X)                   N/A        0.36         0.37        0.32         0.32        0.34

BEFORE-TAX PROFITABILITY
     Return On Sales (%)                     3.37       -2.42         0.35      -16.91         5.14       -2.10
     Return On Assets (%)                     N/A       -0.86         0.13       -5.43         1.62       -1.13
     Return On Equity (%)                     N/A       -4.52         0.68      -31.80         9.54       -6.53

AFTER-TAX PROFITABILITY
     Return On Sales (%)                     3.37       -2.42         0.35      -13.17         4.44       -1.49
     Return On Assets (%)                     N/A       -0.86         0.13       -4.23         1.40       -0.89
     Return On Equity (%)                     N/A       -4.52         0.68      -24.77         8.25       -5.09

RISK
     Total Debt/Assets (%)                  80.81       80.99        80.58       85.25        80.17       81.56
     Long Term Debt/Equity (%)             314.27      327.04       313.48      520.48       368.39      368.73
     Total Debt/Equity (%)                 421.05      425.96       414.90      578.07       404.36      448.87
     Current Ratio (X)                       0.24        0.26         0.30        3.00         2.19        1.20
     Quick Ratio (X)                         0.24        0.25         0.30        2.99         2.18        1.19
     Interest Coverage (X)                   1.17        0.86         1.02        0.09         1.35        0.90

                                   APPENDIX E

                            COMPARATIVE RATIOS - RMA

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                         HISTORICAL COMPARATIVE ANALYSIS
                            FOR YEAR ENDED JUNE 2003


                                              Client       Industry     Difference     Initial Indicator
GENERAL
   Number of Companies                           1.00        557.00
   Total Assets ($000's)                     8,835.64      4,566.00      4,269.64

BALANCE SHEET ITEMS
   Current Assets as a % of Assets              15.61          9.60          6.01      Positive
   Cash as a % of Assets                        13.15          5.60          7.55      Positive
   Accounts Receivable as a % of Assets          1.44          1.80         -0.36      Negative
   Inventory as a % of Assets                    0.05          0.80         -0.75      Negative
   Fixed Assets as a % of Assets                80.28         80.50         -0.22      Negative
   Current Liabilities as a % of Assets          7.13         14.60         -7.47      Positive
   Long-Term Debt as a % of Assets              73.04         70.50          2.54      Negative
   Total Debt as a % of Assets                  80.17         89.00         -8.83      Positive
   Net Worth as a % of Assets                   19.83         11.00          8.83      Positive

INCOME STATEMENT ITEMS
   Annual Sales ($000's)                     3,148.79      2,876.00        272.79
   Gross Profit as a % of Sales                 95.93          0.00         95.93      Positive
   Operating Expense as a % of Sales            99.48         83.20         16.28      Negative
   Operating Profit as a % of Sales             -3.55         16.80        -20.35      Negative
   Income Before Tax as a % of Sales             5.14          3.60          1.54      Positive

TURNOVER RATIOS
   Accounts Receivable (X)                      34.03         64.10        -30.07      Negative
   Inventory (X)                                24.12          0.00         24.12      Positive
   Fixed Asset (X)                               0.42          0.60         -0.18      Negative
   Total Asset (X)                               0.32          0.50         -0.18      Negative

PROFITABILITY
   Pre-Tax Return on Assets (%)                  1.62          1.60          0.02      Positive
   Pre-Tax Return on Equity (%)                  9.54         13.20         -3.66      Negative

RISK
   Current Ratio (X)                             2.19          0.70          1.49      Positive
   Quick Ratio (X)                               2.18          0.50          1.68      Positive
   Interest Coverage Ratio (X)                   1.35          1.40         -0.05      Negative
   Total Debt/Equity (X)                         4.04          9.00         -4.96      Positive

                                   APPENDIX F

                ILLUSTRATIVE GRAPH OF REVENUES AND SALARY EXPENSE

         [GRAPHIC DEPICTING CHART OF THREE (3) YEARS (2001, 2002 & 2003)
                           HOTEL REVENUES & SALARIES]

                                   APPENDIX G

                            SUMMARY APPRAISAL REPORT

                                APPRAISAL REPORT



                                  APPRAISAL OF

                                  THE PROPOSED
                           HOLIDAY INN HOTEL & SUITES
                          THIRD AVENUE & EIGHTH STREET
                            HUNTINGTON, WEST VIRGINIA



                                  PREPARED FOR

                     UPTOWNER INNS, INC. AND/OR ITS ASSIGNS



                           REPORT DATE: JULY 30, 1996
                      FINAL INSPECTION DATE: JULY 17, 1996
                      "AS IS" VALUATION DATE: JULY 17, 1996
                  "AT COMPLETION" VALUATION DATE: APRIL 1, 1997
             "AT STABILIZED OCCUPANCY" VALUATION DATE: APRIL 1, 1999



                                   PREPARED BY

                           ROBERT K. WITHERS, MAI, RM
                                  WITHERS & CO.
                              APPRAISERS ~ REALTORS
                               414 ELEVENTH STREET
                         HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 529-2659


                      Copyright (C) 1996 by Withers & Co.
                              All rights reserved.

              [LETTERHEAD FOR WITHERS & CO., APPRAISERS ~ REALTORS]

414 Eleventh Street                                   Robert K. Withers, MAI, RM
Huntington, WV 25701
Tel 304-529-2659
Fax 304-529-1421



                                  July 30, 1996




Uptowner Inn, Inc. and/or its assigns
c/o Mr. Carl E. Midkiff
1415 Fourth Avenue
Huntington, WV 25701


RE:        Holiday Inn Hotel & Suites (Proposed)
           Third Avenue & Eighth Street
           Huntington, W. Va.


Dear Mr. Midkiff:

      In response to your request, I have inspected and appraised the above-referenced property, which is a proposed 135-room Holiday Inn to be built on a 2.5-acre corner site across Eighth Street from the Huntington Civic Center.

      The purpose of the appraisal is to estimate the current market value, the prospective market value of the property on April 1, 1997, when construction is projected to be completed, and the prospective market value on April 1, 1999, when stabilized occupancy is projected to occur.

      From the examination and study made, I have formed the opinion subject to the Statement of Assumptions and Limiting Conditions and to the Certificate of Appraisal within the appraisal report, that:

      1. On the valuation date, July 17, 1996, the CURRENT MARKET VALUE "AS IS" WAS ONE MILLION ONE HUNDRED THOUSAND DOLLARS ($1,100,000) and consisted of the site only.

      2. On the valuation date, April 1, 1997, THE PROSPECTIVE MARKET VALUE "AT COMPLETION" WOULD BE:

              FIVE MILLION FIVE-HUNDRED FORTY-FIVE THOUSAND DOLLARS
                                  ($5,545,000),

Mr. Carl E. Midkiff
July 30, 1996
Page 2


allocated as follows:


Site                   $1,100,000
Improvements            4,445,000
                       ----------
Total real estate      $5,545,000


      3. On the valuation date of April 1, 1999, THE PROSPECTIVE MARKET VALUE "AT STABILIZED OCCUPANCY" would be:

                 SIX MILLION SIX-HUNDRED FIFTY THOUSAND DOLLARS
                                  (6,650,000),

allocated as follows:

Site                   $1,100,000
Improvements            5,550,000
                       ----------
Total real estate      $6,650,000

      The enclosed report, which I have prepared for your review, describes the property and the valuation process as well. It was prepared in compliance with the Uniform Standards of Professional Appraisal Practice (USPAP) and is a Self-Contained Appraisal Report as specified under Standards Rule 2-2(a) of the USPAP. Also, it is a Complete Appraisal as defined therein in that it was performed without invoking the USPAP's Departure Provision (deleting one or more approaches to value without proper justification). I believe I meet the Competency Provision of the USPAP as within the last five years, for example, I have appraised in excess of 10 motel properties.

Mr. Carl E. Midkiff
July 30, 1996
Page 3


      Thank you for the opportunity to be of service and please call if you have any questions.

                                               Respectfully submitted,


                                               By /s/ Robert K. Withers, MAI, RM


                                               Robert K. Withers, MAI, RM
                                               State Certified General
                                               Real Estate Appraiser
                                               Certificate No. 040


RKW/tam
Enclosures

                                   APPENDIX H

                           AUDITED FINANCIAL STATMENTS

 [The information required under Appendix H is incorporated by reference to the previous Uptowner Inns, Inc. SEC filings of Form 10K]

                                   APPENDIX I

                       VALUATION ANALYST'S QUALIFICATIONS

                                   APPENDIX I

                           STATEMENT OF QUALIFICATIONS

                          SUSAN K. RICHARDSON, CPA, CVA


Academic and Professional Credentials

      Bachelor of Arts, Marshall University, 1982

      Certified Public Accountant - 1983, Licensed to practice in West Virginia and Kentucky

      Certified Valuation Analyst, National Association of Certified Valuation
            Analysts (NACVA), 1994


Position and Experience

      Partner, Somerville & Company, CPAs

      Manager/Partner in charge of the management consulting services practice area since 1988


Professional Affiliations

      National Association of Certified Valuation Analysts

      National Association of Forensic Economists

      Institute of Business Appraisers

      American Institute of Certified Public Accountants
           Member, Partnership Taxation Committee, 1994-1997

      CPA Associates International, Inc.
           Member, Federal Taxation Committee,1994-1997 and 2000-2003

      West Virginia Society of Certified Public Accountants
           Director-at-Large, 1995-1998
           Chairman, Careers in Accounting Project Group 2001-2004

      Various other local and regional professional and community organizations

                                  APPENDIX III

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               UPTOWNER INNS, INC.

         Pursuant to the provisions of Section 1005, Article 10, Chapter 31D of the Code of West Virginia, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST:   The name of the Corporation is Uptowner Inns, Inc.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on _________ ___, 2004, in the manner prescribed by Section 1003, Article 10, Chapter 31D:

                  RESOLVED, that Article IV of the Articles of Incorporation of the Corporation be amended to read, in its entirety, as follows:

                  IV. The amount of the total authorized capital of the Corporation shall be Two Hundred Dollars ($200), which shall consist of Two Hundred (200) shares of Common Stock, par value $1.00 per share.

         THIRD:   The amendment of the Articles of Incorporation was adopted to implement a reverse stock split of 1-for 25,000 shares of the common stock of the Corporation. Upon the filing of these Articles of Amendment, each share of existing common stock will automatically be reclassified into one twenty-five thousandeth of a fully paid and non-assessable share of the new common stock without any further action on the part of the shareholders. No certificates or scrip representing fractional shares of the new common stock shall be issued in connection with the reverse stock split. Within ten days of the filing of these Articles of Amendment, the Corporation will mail to the shareholders holding fewer than 25,000 shares of common stock or holding a number of shares not evenly divisible by 25,000, a notice of the filing of the Articles of Amendment and a letter of transmittal containing instructions with respect to submission of shares of common stock to the Corporation. Upon surrender of their old certificates, such shareholders will receive $1.07 per share on a pre-split basis.

         FOURTH: The amendment of the Articles of Incorporation was adopted on __________ ___, 2004.

         FIFTH:   The amendment was duly approved by the shareholders in the manner required by Section 1003, Article 10, Chapter 31D. The number of shares of the Corporation outstanding at the time of such adoption was __________, and the number of shares entitled to vote thereon was __________. The number of shares voted for such amendment was ______, and the number of shares that voted against such amendment was ________.

         DATED: _____________ ______, 2004.

                                        UPTOWNER INNS, INC.,

                                        By:______________________________
                                               Carl Midkiff
                                               Its President

                                        and

                                           ______________________________
                                               Hobart Adkins
                                               Its Secretary

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, to-wit:

         Taken, subscribed and sworn to before the undersigned authority by ____________________, as President of UPTOWNER INNS, INC., this ___ day of
_____________, 200___.

         My commission expires __________________________________.

                                  _______________________________
                                            NOTARY PUBLIC

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, to-wit:

         Taken, subscribed and sworn to before the undersigned authority by ____________________, as Secretary of UPTOWNER INNS, INC., this ___ day of
_____________, 200___.

         My commission expires __________________________________.

                                  _______________________________
                                            NOTARY PUBLIC

Articles of Amendment Prepared By:

Christina T. Brumley, Esq.
JACKSON KELLY PLLC
1600 Laidley Tower
P. O. Box 553
Charleston, West Virginia 25322

                                  APPENDIX IV

             FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2003 and FORMS 10-Q FOR THE QUARTERS ENDED SEPTEMBER 30, 2003,
                     DECEMBER 31, 2003, AND MARCH 31, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459
                                    FORM 10-K


                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     FOR THE FISCAL YEAR ENDED JUNE 30, 2003, COMMISSION FILE NUMBER 0-1957



                               UPTOWNER INNS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             West Virginia                              55-0457171
-----------------------------------------------------------------------------
(State or Other Jurisdiction of                       (I.R.S. Employer
  Incorporation or Organization)                    Identification Number)


  741 5th Avenue, Huntington, West Virginia                25701
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, including area code          (304)  525-8162
                                                           ---------------------


Securities registered pursuant to Section 12 (g) of the Act:
                           1,583,563 shares of common stock - $0.50 par value
--------------------------------------------------------------------------------
                                (Title of Class)


        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and, (2) has been subject to such filing requirements for the past 90 days.

                    X      Yes                 No
                ---------           ---------

        Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. X
                            -----
        Indicate by check mark whether the registrant is an accelerated filer
(as defined in Exchange Act Rule 12b-2).    Yes                    No    X
                                               ---------              --------

        The aggregate market value of the voting stock held by non-affiliates of the registrant, as of the 30th day of June 2003, was $791,782. The book value of stock was used due to the lack of an active market at which to sell the stock.

        As of June 30, 2003, the close of the period covered by this report, the registrant had 1,496,317 shares of its common capital stock issued and outstanding. The registrant has issued no other stock.

                       DOCUMENTS INCORPORATED BY REFERENCE

        None. An amendment to this Form 10-K will be filed by the registrant which amendment will provide the information required by Part III, Items 10, 11 and 12 of this form.

                               UPTOWNER INNS, INC.
                        For the Year Ended June 30, 2003
                                Table of Contents



                                     PART I

                                                                                                        Page
                                                                                                        ----

Item 1:    Business                                                                                        3
Item 2:    Properties                                                                                    4-5
Item 3:    Legal Proceedings                                                                               6
Item 4:    Submission of Matters to a Vote of Security Holders                                             6


                                     PART II

Item 5:    Market for Registrant's Common Stock and Related
               Security Holder Matters                                                                     6
Item 6:    Selected Financial Data                                                                       6-8
Item 7:    Management's Discussion and Analysis of Financial
               Condition and Results of Operations                                                      9-16
Item 7A:   Quantitative and Qualitative Disclosures About Market Risk                                     16
Item 8:    Financial Statements                                                                        17-36
Item 9:    Changes in and Disagreements with Accountants on
               Accounting and Financial Disclosures                                                       37
Item 9A:   Controls and Procedures                                                                     37-38


                                    PART III

Item 10:   Directors and Executive Officers of the Registrant                                             38
Item 11:   Executive Compensation                                                                         38
Item 12:   Security Ownership of Certain Beneficial Owners
               And Management                                                                             38
Item 13:   Certain Relationships and Related Transactions                                                 39


                                     PART IV

Item 14:   Exhibits, Financial Statement Schedules and Reports
               On Form 8-K                                                                                40

Signatures                                                                                                41

                                     PART I


ITEM 1. BUSINESS.

        (a) Uptowner Inns, Inc.(the "Company" or "registrant"), was incorporated in the State of West Virginia on July 1, 1961. The registrant had operated a 137-room full service hotel, the Uptowner Inn, built in 1962 by the registrant and operated by the registrant, until January 2002. The property was sold in July 2002. In late August 1998, the registrant opened a 135-room Holiday Inn Hotel & Suites facility adjacent to the Huntington Civic Arena. The franchise agreement under which it operates generally requires standard fees for advertising, reservation system, etc.

        The hotel clientele are predominantly business travelers due to the downtown location. The Holiday Inn Hotel & Suites occupancy for the year averaged 76% with an average room rate of $80. The Holiday Inn Hotel has 135 available rooms per night, or 49,275 available rooms to rent annually. Renting 76% of the 49,275 rooms at an average rate of $80 per night yielded revenue for available rooms of $22,192 per room annually.

        A wholly owned subsidiary of the registrant, Motel and Restaurant Supply, which was incorporated in the State of West Virginia on July 16, 1966, has had no activity since 1981.

        Neither the registrant nor its subsidiary have experienced bankruptcy, receivership or similar proceedings; has been involved in a reclassification, merger or consolidation; has acquired or, except as hereinafter set forth, disposed of any material amount of assets otherwise than in the ordinary course of business; or has undertaken any material change in the mode of conducting its business.


        (b) During fiscal 2002, 2001 and 2000 the registrant was engaged in substantially two lines of businesses, to-wit, the operation of a hotel with dining facilities, and residential/commercial rentals. The income of the registrant from rentals did not exceed ten percent of the consolidated revenue of the registrant and its subsidiaries for years ended June 30, 2002, 2001 and 2000. Consolidated revenue did not exceed $50,000,000, during any of the last three fiscal years. During fiscal 2003, the residential/commercial rentals line of business was disposed of. This has been reflected in the financial statements as a discontinued component and the prior years have been restated to reflect this presentation.

        The hotel industry is highly competitive with the registrant competing against numerous national hotel franchises in Huntington, West Virginia. As the Company's operations are generally one business segment, its competition locally includes Radisson Hotel, Ramada Inn, Comfort Inn, Red Roof Inn, and Hampton Inn.

        Seasonality directly affects this business as a result of people not traveling or vacationing in large numbers in the late fall and winter because of poor weather at these geographical locations.

        At June 30, 2003, the registrant and its subsidiaries employ approximately 50 employees.


        (c) The registrant has no foreign operations.

ITEM 2. PROPERTIES.

        (a) The registrant owned a 137-room, four-story motor hotel known currently as the Uptowner Inn with a swimming pool and a lounge, located in downtown Huntington, West Virginia, at 1415 Fourth Avenue. This property was owned in fee by the registrant. The motor hotel was subject to a mortgage in favor of the City National Bank, Huntington, West Virginia, in the original amount of $1,648,107, payable in monthly installments of $17,268 per month, including interest at 9.42% until December 20, 2002, at which time the variable rate may have changed. The original note of $2,000,000, along with two (2) other promissory notes, were refinanced with the above mentioned note on December 20, 1999. This property was sold on July 3, 2002 for $1,770,073.


        (b) The registrant owned in fee two lots, used for the over-flow parking, across the street from its main motor hotel at 1432-34 Fourth Avenue, in Huntington, West Virginia. These lots were put up for auction on September 12, 2002 along with the parcel of real estate and building listed at item (j). The sale of these lots closed in January, 2003.


        (c) The registrant owned in fee an undeveloped lot acquired for future development or parking, across an alley from its main motor hotel at 1400 Fifth Avenue in Huntington, West Virginia. The lot was sold on July 3, 2002 with the main motor hotel.


        (d) The registrant owned in fee two lots immediately west of its motor hotel, 1401 Fourth Avenue, in Huntington, West Virginia, acquired for future development and currently used for parking. This property was subject to a first mortgage in favor of the City National Bank in the original amount of $1,648,107 as noted in Item 2 (a). These lots were sold on July 3, 2002 with the main motor hotel.


        (e) The registrant owned in fee and operated a 40-unit, two-story apartment building within one city block of the motor hotel, at 1340 Fourth Avenue, in Huntington, West Virginia. The apartment building was sold at auction on September 12, 2002, for $361,000, and closed in January, 2003.


        (f) The registrant owned in fee a lot acquired and used for parking, across the street from its main motor hotel at 1420 Fourth Avenue, in Huntington, West Virginia. This lot was sold at auction on September 12, 2002 along with the three-story building listed at item (g). The sale of this lot closed in October, 2002.


        (g) The registrant owned in fee a lot improved by a three-story building within one city block of the main motor hotel at 1416-18 Fourth Avenue, in Huntington, West Virginia. This property was subject to a mortgage in favor of Betty M. Dove, in the original amount of $76,000, 10% interest, maturing June 2002, the balance of which was $1,031 at June 30, 2002. This property is utilized for the corporate offices and rental units. This three-story building was sold at auction on September 3, 2002, for $160,000, and closed in October 2002.

        (h) The registrant owned in fee two vacant lots on the west side of Huntington approximately 3 miles from the main motor hotel and at an exit for Interstate 64. This purchase was finalized in October 1988 from an option entered into in 1983. During fiscal year 2003 one lot was sold. The remaining lot is currently used as a parking lot.

        (i) The registrant purchased a parcel of real estate with a residential building in January 1990. This property is across an alley from the main motor hotel and was acquired for future development and parking. This parcel of real estate was sold at auction on September 3, 2002 with item (g) listed above. The sale was closed in October, 2002.


        (j) The registrant purchased a parcel of real estate with a building housing residential and commercial tenants in July 1991. This property is across the street from its main motor hotel and adjacent to other rental properties and parking facilities. The property has been renovated and is now fully utilized as rental property. The property is subject to a mortgage in favor of West Virginia Housing Development Fund in the original amount of $500,000, 5.5% rate of interest, maturing November 2018, the balance of which is $399,021 at June 30, 2002. The parcel of real estate, building, and the two lots listed in item (b) were sold at auction on September 12, 2002, for $752,000, and closed in January, 2003.


        (k) The registrant owns in fee a Holiday Inn Hotel & Suites, a 135-room motor hotel, located in downtown Huntington at 800 Third Avenue. The hotel officially opened for business August 28, 1998. The property is subject to a mortgage in favor of the Ohio National Life Insurance Company in the original amount $6,800,000, 8.25% rate of interest and maturing February 2012. The balance of the note is $6,598,921 at June 30, 2003. The facility is being marketed for convention and business travelers. It is adjacent to the Huntington Civic Arena and is used as a major part of marketing for conventions and meetings in the Tri-State area.


        (l) The registrant acquired assets from an entity that is controlled by the Company's president and stockholder, Carl Midkiff. The assets consist of land, building, and equipment, located in Proctorville, Ohio, and the terms of the transaction were no less favorable than a similar transaction would have been with an unrelated third party. The assets acquired are currently being rented.


        (m) During the fiscal year ended June 30, 2003, the Company abandoned its plans to construct a Holiday Inn on the Kinetic Park Industrial site due to unsuitable soil compaction studies. In connection therewith, the Company has determined that the carrying value of the construction in process and prepaid franchise fee exceeded its fair value. Accordingly, an impairment loss of $165,798, which is reported in other expenses, and represents the excess of the carrying value of $225,798 over the fair value of $60,000 of deposits to be returned by the seller of the land, has been charged to operations in the fourth quarter of the fiscal year ended June 30, 2003. The fair value is based on the amount agreed to between the Company and the seller of the land.


        Annual reviews of insurance coverage are done and adequate insurance is maintained on all properties.

ITEM 3. LEGAL PROCEEDINGS:

        The Company was a defendant in a lawsuit filed by the seller of a parcel of property which was to be used to construct a Holiday Inn Hotel for breach of contract and for failure to purchase the land and develop the hotel. The suit also alleged violations of confidentiality agreements. The Company filed a countersuit alleging fraud, misrepresentation, and breach of contract. The Company maintained that the results of the soil compaction studies revealed that the land was not suitable for its intended purpose. A settlement agreement was reached in August, 2003. Under the terms of the settlement, the Company will receive its deposit totaling $60,000 back from the seller and all claims between the two parties were dismissed. The effects of this settlement have been reflected in the June 30, 2003 financial statements.



ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS:

        No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.


                                     PART II


ITEM 5. MARKET FOR REGISTRANT'S COMMON STOCK AND RELATED SECURITY
        HOLDER MATTERS.

        (a) There is presently no active trading market for the Company's shares, nor are the prices at which common shares have been traded published by any national securities association or quotation service. The Company is aware of shares traded in the past two years for between $.50 and $.65 per share.


        (b) As of the 30th day of June 2003, the approximate number of record holders of common stock of the registrant was 1,392.


        (c) The registrant has paid no dividends with respect to its common stock during the past two years.



ITEM 6.  SELECTED FINANCIAL DATA.


        The following financial information of Uptowner Inns, Inc. and Subsidiaries is for the years ended June 30, 2003, 2002, 2001, 2000 and 1999 on a scope similar to that set forth in the report included elsewhere in this report. These summaries should be read in conjunction with the financial statements and related notes included elsewhere in this report.


* FINANCIAL INFORMATION NOT RESTATED FOR EFFECTS OF DISCONTINUED OPERATIONS.

ITEM 6.
                               UPTOWNER INNS, INC.
                             SELECTED FINANCIAL DATA
(Cont'd)

                                                                                                *                 *
                                            2003             2002              2001             2000              1999
                                            ----             ----              ----             ----              ----

Operating Revenues                    $    3,148,792   $    3,311,361    $    3,899,075   $    4,013,489    $    3,357,351


Income from Operations                       350,221          (28,760)          666,458          603,612           546,029


Net Income (Loss)                            139,937         (465,518)           14,266          (97,216)          113,029


Net Income (Loss)
    per share                                    .09             (.30)              .01             (.06)              .07


Weighted Average
    Number of Shares                       1,529,405        1,580,069         1,583,563        1,583,563         1,583,563


Cash Dividends
    Per Share                                      -                -                 -                -                 -


Total Assets                               8,835,635       11,129,073        10,899,922       11,059,140        11,141,750


Long-Term Debt                             6,453,549        8,542,621         6,636,076        6,876,470         6,913,472

        The increase in operating revenues and income from operations in 2000 and 2001 were entirely the result of the opening of the new Holiday Inn Hotel and Suites, which operated for over ten months in 1999 and the full year in 2000, 2001, 2002 and 2003. The decrease in operating revenues in 2002 and 2003 is due largely to the closing of the Uptowner Inn facility in January 2002. The income from operations decreased in 2002 and increased in 2003. The decrease in costs and expenses in 2002 and 2003 did not decrease in relation to the decrease in revenues in 2002, as noted above. The Uptowner Inn location ceased doing business, but many expenses continued several months later as part of the process of closing down. The decision was made to close down the Uptowner Inn facility due to the cash drain for the last several years.

        The decrease in net income in 2002 is due to the explanation above, along with the booking of impaired assets and a tax-deferred asset. During the fiscal year ended June 30, 2002, the Company initiated a plan to dispose of the Uptowner Inn Hotel. The sale of the hotel closed July 3, 2002. In connection therewith, the Company determined that the carrying value of the hotel exceeded its fair value. Accordingly, an impairment loss of $336,075 is reported in other expenses, which represents the excess of the carrying value of $2,106,148 over the fair value of $1,770,073 and has been charged to operations in the fourth quarter of the fiscal year ended June 30, 2002. The fair value is based on the actual sales price. An income tax benefit of $132,098 was recognized in fiscal year ended June 30, 2002 as a result of recording a net deferred tax asset. The increase in net income in 2003 is due to the net effect of property sales, the impairment loss on the Kinetic Park project, and the increased revenue generated by the Holiday Inn Hotel and Suites.

        The increase in long-term debt in 2002 is the result of the refinancing of the Holiday Inn Hotel and Suites. The refinancing was for 6.8 million dollars at 8.25%, with a twenty-year amortization and a ten-year balloon. The decrease in long-term debt in 2003 is the result of the sale of rental properties and the sale of the Uptowner Inn facility, and the retirement of the related debt.

ITEM 6.
                               UPTOWNER INNS, INC.
                             SELECTED FINANCIAL DATA
                                    (Cont'd)


                        SELECTED QUARTERLY FINANCIAL DATA


                            6/30/03      3/31/03    12/31/02      9/30/02     6/30/02       3/31/02       12/31/01      9/30/01
                            -------      -------    --------      -------     -------       -------       --------      -------


         Total Revenues       $812,679     $806,423    $733,195     $796,495    $801,178      $767,036       $788,919     $954,228


 Income from Operations      (177,296)       34,182    (20,254)       51,451   (418,839)     (135,014)       (89,368)       32,354


      Net Income (Loss)      (278,994)      386,391    (19,216)       51,756   (296,997)     (123,991)       (84,190)       39,660


      Net Income (Loss)
              per share          (.18)          .24       (.01)          .03       (.19)         (.08)          (.05)          .03


       Weighted Average
       Number of shares      1,529,405    1,565,400   1,565,400    1,565,400   1,580,069     1,580,069      1,580,069    1,580,069



        All selected quarterly financial data has been restated with the income
(loss) from discontinued operations being reported separately.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


* FINANCIAL INFORMATION NOT RESTATED FOR EFFECTS OF DISCONTINUED OPERATIONS.



ASSETS AND LIABILITIES                                                     2003                  2002
----------------------                                                     ----                  ----

Current Assets                                                       $   1,378,941         $   2,836,016
    Percentage Increase (Decrease)                                         (51.4)%               340.6%

Total Assets                                                             8,835,635            11,129,073
    Percentage Increase (Decrease)                                         (20.6)%                 2.1%

Total Liabilities                                                        7,083,795             9,487,791
    Percentage Increase (Decrease)                                         (25.3)%                 8.0%


        Current assets decreased in 2003 due to the presentation of the Uptowner Inn Hotel as property held for sale in 2002. The Hotel sold on July 3, 2002, thus reducing the current assets. Also, total assets have decreased in 2003 due to the sale of rental properties and the Uptowner Inn facility. The decrease in total liabilities in 2003 is the result of the debt retirement related to the sale of rental properties and the Uptowner Inns facility.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)



REVENUES
                                                           2003                  2002                  2001
                                                           ----                  ----                  ----

Total Revenues                                       $     3,148,792       $     3,311,361       $     3,899,075

    Percentage Increase (Decrease)                              (4.9)%               (15.1)%                 *


Motor Inn Revenues                                         3,002,693             3,105,362             3,629,192

    Percentage Increase (Decrease)                              (3.3)%               (14.4)%                 8.8%

    Percentage of Total Revenues                                95.4%                 93.8%                 93.1%


Food and Beverage                                             70,177               107,570               189,802

    Percentage Increase (Decrease)                             (34.8)%               (43.3)%               (48.1)%


Discontinued Operations                                      273,812                13,251                (3,403)

    Percentage Increase (Decrease)                            1966.3%                489.4%                  *



        Due to the Holiday Inn Hotel and Suites becoming an established property within the Huntington market, the occupancy rate at this facility increased from 70% in 2002 to 76% in 2003. Additionally, room revenues from the Uptowner Inn increased in 2001 due to an increase in the occupancy rate attributable to increased demand for newly renovated rooms. The decrease in motor inn revenues in 2002 and 2003 is due largely to the closing of the Uptowner Inn facility in January 2002. The decision was made to close down the Uptowner Inn facility due to the cash drain for the last several years.

        The decrease in food and beverage revenue is largely attributed to the elimination of the Uptowner Inn lounge facility in January 2002. The Holiday Inn Hotel and Suites restaurant sales have decreased 15% from 2002 due to the added restaurants in the downtown area.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)


                OPERATING COST AND EXPENSES AND INTEREST EXPENSES


                                                                       2003              2002             2001
                                                                       ----              ----             ----

Cost of Sales and Other Operating
  Department Expenses                                             $     357,474     $     428,676    $     528,565
    Percentage increase (decrease)                                  (    16.6)%       (    18.9)%      (     3.4)%

Salaries                                                                770,769           822,036          939,612
    Percentage increase (decrease)                                  (     6.2)%       (    12.5)%      (     7.5)%

Advertising                                                             246,446           228,713          276,172
    Percentage increase (decrease)                                        7.8%        (    17.2)%           16.6%

Utilities                                                               136,038           227,148          224,468
    Percentage increase (decrease)                                  (    40.1)%             1.2%             *

Repairs and Maintenance                                                  88,327            72,683           92,164
    Percentage increase (decrease)                                       21.5%        (    21.1)%            *

Taxes and License                                                       261,570           332,428          371,181
    Percentage increase (decrease)                                  (    21.3)%       (    10.4)%            *

Insurance and Other                                                      53,762            68,073           61,892
    Percentage increase (decrease)                                  (    21.0)%            10.0%             *

Total Cost and Expenses                                               2,798,571         3,340,121        3,232,617
    Percentage increase (decrease)                                  (    16.2)%             3.3%             *

Interest                                                                462,138           582,682          648,789
    Percentage increase (decrease)                                  (    20.7)%       (    10.2)%            *


        Total cost and expenses increased by 3.3% in 2002 compared to 2001. All of the individual categories of costs and expenses for 2002 decreased, with the exception of insurance expense, which increased 10.0%, and utilities expense, which increased 1.2%. Insurance expense has increased due to the rate increases passed down by the insurance industry. The decreases in costs and expenses are due to the closing of the Uptowner Inn Hotel in January 2002. Interest has decreased due to the refinancing of the Holiday Inn Hotel & Suites.

        Total cost and expenses decreased 16.2% in 2003 compared to 2002. All of the individual categories of costs and expenses for 2003 have decreased, with the exception of Advertising expense and Repairs & Maintenance expense. As noted in the above paragraph, the decreases in costs and expenses are due to the closing of the Uptowner Inn Hotel in January 2002. Cost and expenses should begin to level out as the property has now been closed for nearly eighteen months. Advertising expense has increased due the additional revenue generated by the Holiday Inn Hotel and Suites. Repairs and Maintenance expense has increased due to needed repairs to the Holiday Inn property, and the prevention of the hotel looking dated.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)





INCOME (LOSS)

                                                           2003                  2002                  2001
                                                           ----                  ----                  ----

                                                     $       139,937       $(      465,518)      $        14,266



        Revenues decreased $587,714 in 2002, while revenues have decreased $162,569 in 2003. Costs and expenses increased $107,504 in 2002, while costs and expenses have decreased $541,550 in 2003, resulting in a decrease in net income of $479,784 in 2002, and an increase in net income of $605,455 in 2003.

        The decrease in net income in 2002 is due largely to the Uptowner Inn Hotel continuing to lose market share in the Huntington area and the inevitable closing of the facility in January 2002. The decision was made to close down the Uptowner Inn facility due to the cash drain for the last several years. The Company also booked the impairment of assets and a tax- deferred asset during the fiscal year ended June 30, 2002. During the fiscal year ended June 30, 2002, the Company initiated a plan to dispose of the Uptowner Inn Hotel. The sale of the hotel closed July 3, 2002. In connection therewith, the Company determined that the carrying value of the hotel exceeded its fair value. Accordingly, an impairment loss of $336,075 is reported in other expenses, which represents the excess of the carrying value of $2,106,148 over the fair value of $1,770,073 and has been charged to operations in the fourth quarter of the fiscal year ended June 30, 2002. The fair value is based on the actual sales price. An income tax expense of $21,958 was recognized in fiscal year ended June 30, 2003 as a result of recording an adjustment to the net deferred tax asset. An income tax benefit of $132,098 was recognized in fiscal year ended June 30, 2002 as a result of recording a net deferred tax asset. This deferred tax asset relates primarily to net operating losses and depreciation differences which were not offset by valuation allowances. For further discussion, see "Liquidity and Capital Resources", which follows.

        The increase in net income in 2003 is due largely to the gain on sale of rental property, along with the increased occupancy percentages at the Holiday Inn Hotel and Suites. During the fiscal year ended June 30, 2003, the Company sold four of its rental properties. The decision to sell those components was based on the desire of management to discontinue the residential and commercial rental business and to focus the efforts and resources of the Company on the hotel business. The results of operations totaling $273,812 inclusive of a gain on disposal of $294,136, was reported in discontinued operations in the accompanying 2003 financial statements. The accompanying 2002 and 2001 financials statements have been restated for comparative purposes totaling $13,251 and $(3,403), respectively. No income tax was reported on the discontinued operations due to the utilization of net operating loss carryforwards. Revenue related to the rental properties totaled $111,907, $222,307 and $216,071 in 2003, 2002 and 2001, respectively.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)


LIQUIDITY AND CAPITAL RESOURCES


                                                                                 2003                  2002
                                                                                 ----                  ----

Resources available at
        June 30, 2003 and 2002
    Cash                                                                   $     1,161,986       $       803,660


        The liquidity, as measured by current assets divided by current liabilities, has decreased from 3.00 in 2002 to 2.19 in 2003. This decrease of liquidity is a result of the Holiday Inn Hotel and Suites refinancing and the reclassifying of the Uptowner Inn Hotel from property and equipment to property and equipment held for sale in the fiscal year ended June 30, 2002. On July 3, 2002, the Company closed on the sale of the Uptowner Inn Hotel. Existing loans with balances totaling $1,633,521 as of June 30, 2002 were paid off upon closing. In addition, the Company received cash totaling $63,085. In addition, this liquidity decrease was offset by the sale of three apartment buildings, which generated $843,004 in cash, and $393,115 in debt retirement.

        It is likely that the Company's liquidity position will continue to decrease in the next two to three years. Management estimates that business will fall approximately 10% over this time period due to construction work near the hotel. The construction work for the new Pullman Square project is going on right next to the hotel, and has caused many guests to leave the Holiday Inn property due to excessive early morning noise. Many guests have also left due to the lack of parking that the construction work has caused.

        There are also plans to add a new Holiday Inn property in Barboursville, WV, but will probably be another one to two years before construction for that site begins. The Company has purchased the franchise agreement from Holiday Inn, and has also purchased a portion of the land needed for the new construction.

        The Company is in the process of obtaining a valuation of the Company's common stock. The purpose of this valuation is to provide the company's management with information to consider the feasibility of engaging in a going private transaction whereby the Company would seek shareholder approval for a reverse stock split and providing a cash payment for fractional shares of common stock. If the Company were to engage in such a transaction, the transaction would have the effect of reducing the number of shareholders from 1,392 to 11 and the company would no longer file reports with the Securities and Exchange Commission.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)


CRITICAL ACCOUNTING POLICIES


IMPAIRMENT OF LONG-LIVED ASSETS
        Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and used is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

INCOME TAXES
        Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to different methods of depreciation for book and tax purposes and net operating loss carryovers. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely or not.



RECENT ACCCOUNTING PRONOUNCEMENTS


        In May, 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149"). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). The Company is required to adopt SFAS 149 for contracts entered into or modified after June 30, 2003. The Company does not expect the adoption of SFAS 149 to have a material impact on its operating results or financial position.

        In July, 2003, the FASB issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. The Company is required to adopt SFAS 150 for financial instruments entered into or modified after May 31, 2003, and otherwise for periods beginning after June 15, 2003. The Company does not expect the adoption of SFAS 150 to have a material impact on its operating results or financial position.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)


RELATED PARTY TRANSACTIONS

        During the fiscal year ended June 30, 2003, the Company sold three of its commercial rental properties to a company partially owned by Uptowner Inns, Inc.'s Chairman of the Board of Directors, President and Chief Executive Officer and a director who are also stockholders for $1.113 million. The transaction resulted in the payoff of an existing note payable with an outstanding balance of $393,115, receipt of cash totaling $702,759 and a gain on the sale totaling $362,731. As of June 30, 2003, Uptowner Inns, Inc. has a receivable from this company totaling $4,798 for insurance premiums paid on the sold properties (reported as due from related parties).

        The Company's Chairman of the Board of Directors, President and Chief Executive Officer, who is a stockholder of the Company, also controls other companies and partnerships. During the fiscal year ended June 30, 2002, the Company purchased an interest in one of the corporations and two of the partnerships for a total investment of $39,891. The investments are accounted for at cost and are reported as non-current non-marketable securities in the accompanying 2003 and 2002 financial statements. In addition, as of June 30, 2003 and 2002, the Company has an accounts receivable due from the related corporation totaling $5,446. As of June 30, 2003, the Company also had a note receivable due from the related corporation totaling $300,000. The note was due June 1, 2003 and carries an interest rate of 10%.

        During the fiscal years ended June 30, 2003 and 2002, the Company paid $66,359 and $92,290, respectively, to an insurance company which is partially owned by a member of the Board of Directors. The payments represent premium payments for the Company's business insurance (i.e., property and liability, auto, crime, etc.) and are expensed over the term of the policy.

        The mother of the Company's Chairman of the Board of Directors, President and Chief Executive Officer, who held that position until July 2002, resides in the Company's hotel. The lodging and meals are provided at no cost. In addition, she receives compensation totaling $40,000 per year for two years as part of a compensation package for her retirement.

        During the year ended June 30, 2001, the Company acquired land and a building from an entity that was controlled by the Company's Chief Executive Officer and stockholder. The cost of the land and building totaling $329,500 is reported as property and equipment in the accompanying 2003 and 2002 financial statements. In addition, an investment which consisted of undeveloped land was acquired in the amount of $35,000 and was reported at cost. Liabilities were assumed of $272,935 and a promissory note issued for $91,565. The investment in the undeveloped land was sold in fiscal year ended June 30, 2002 for $35,575 and resulted in a gain of $575. The liabilities assumed and the promissory note were paid in full in fiscal year ended June 30, 2002. Beginning in fiscal year ended June 30, 2002, the land and building was leased to an outside party under an operating lease expiring March, 2007.

        During the fiscal year ended June 30, 2001, the Company renegotiated a loan with a former stockholder. The refinancing of this debt resulted in a waiver of interest of $60,161 and is reflected in the statement of operations for the fiscal year ended June 30, 2001. As of June 30, 2003 and 2002, the balance of the note payable is $-0- and $3,540, respectively, and is included in
Note 3.

        The Company had a note payable due an entity that is controlled by a major stockholder. The balance of the note at June 30, 2003 and 2002 is $-0-. Interest expense for the fiscal years ended June 30, 2003, 2002, and 2001 totaled $-0-, $4,342 and $3,753, respectively.

ITEM 7.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(Cont'd)



FORWARD-LOOKING STATEMENTS

        Certain matters disclosed herein may be deemed to be forward-looking statements that involve risks and uncertainties, including the facilities utilization, costs associated with maintaining the operations, liquidity issues, and other risks. Actual strategies and results in future time periods may differ materially from those currently expected. Such forward-looking statements represent management's judgment as of the current date. The registrant disclaims, however, any intent or obligation to update such forward-looking statements.




ITEM 7A.
                    QUANTITATIVE AND QUALITATIVE DISCLOSURES
                                ABOUT MARKET RISK



        The Company does not anticipate significant market risk. The fair value of the Corporation's long-term debt is estimated based on the rates currently available to the Company for debt with similar terms and remaining maturities. The estimated fair value for long-term debt as of June 30, 2003, and 2002 was $6,607,000 and $8,670,000, respectively.

                       UPTOWNER INNS, INC. AND SUBSIDIARY


ITEM 8.           FINANCIAL STATEMENTS

               Financial Statements:

               Uptowner Inns, Inc. and Subsidiaries
                    Opinion of Independent Certified Public Accountant for the
                          Year Ended June 30, 2003
                          Year Ended June 30, 2002
                          Year Ended June 30, 2001
                    Consolidated Balance Sheets as of June 30, 2003 and 2002 Consolidated Statement of Operations for the
                          Year Ended June 30, 2003, 2002 and 2001
                    Consolidated Statement of Stockholders' Equity for the
                          Year Ended June 30, 2003, 2002 and 2001
                    Consolidated Statement of Cash Flows for the
                          Year Ended June 30, 2003, 2002 and 2001
                    Notes to Consolidated Financial Statements

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Uptowner Inns, Inc. and Subsidiary
Huntington, West Virginia


        We have audited the accompanying consolidated balance sheets of Uptowner Inns, Inc. and Subsidiary as of June 30, 2003 and 2002 and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The consolidated statements of income, stockholders' equity, and cash flows of Uptowner Inns, Inc. for the year ended June 30, 2001, was audited by other auditors, whose report dated August 27, 2001, expressed an unqualified opinion on these statements.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Uptowner Inns, Inc. and Subsidiary as of June 30, 2003 and 2002, and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




                                      /s/   SULLIVAN, WARE & HALL, P.L.L.C
                                      Certified Public Accountants



Huntington, West Virginia
July 28, 2003

                          INDEPENDENT AUDITORS' REPORT




Board of Directors
Uptowner Inns, Inc. and Subsidiary
Huntington, West Virginia



We have audited the accompanying consolidated balance sheet of Uptowner Inns, Inc. and Subsidiary as of June 30, 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Uptowner Inns, Inc. as of June 30, 2000, and for the two years ended June 30, 2000, were audited by other auditors, whose report dated November 28, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Uptowner Inns, Inc. and Subsidiary as of June 30, 2001, and the consolidated results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                /s/   J.D. CLOUD & CO. L.L.P.
                                                Certified Public Accountants



August 27, 2001
Cincinnati, Ohio

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                             JUNE 30, 2003 AND 2002


ASSETS

                                                                   2003                        2002
                                                                   ----                        ----
CURRENT ASSETS
   Cash                                                      $     1,161,986             $        751,180
   Cash - escrow                                                          -0-                      52,480
   Accounts receivable (less allowance for
     doubtful accounts of $3,000 in 2003
     and 2002)                                                       127,648                       57,421
   Due from officers, directors and employees                          1,550                           -0-
   Due from related parties                                           10,244                        5,446
   Note receivable + related party                                    30,000                           -0-
   Inventories                                                         4,483                        6,145
   Prepaid expenses                                                   43,030                       61,173
   Deferred tax asset                                                     -0-                     132,098
   Property and equipment held for sale                                   -0-                   1,770,073
                                                                   ---------                  -----------

         TOTAL CURRENT ASSETS                                      1,378,941                    2,836,016
                                                                   ---------                  -----------

PROPERTY AND EQUIPMENT
   Land                                                              820,553                    1,202,786
   Buildings and improvements                                      6,005,920                    7,385,301
   Furniture, equipment, and vehicles                              1,400,047                    1,276,650
   Construction in progress                                          211,870                       42,567
                                                                   ---------                  -----------
                                                                   8,438,390                    9,907,304

   Less: Accumulated depreciation and
     amortization                                                  1,345,436                    1,842,424
                                                                   ---------                  -----------

         TOTAL PROPERTY AND
           EQUIPMENT - NET                                         7,092,954                    8,064,880

NONMARKETABLE SECURITIES                                              14,144                       40,035

OTHER ASSETS
   Deferred tax asset                                                110,140                           -0-
   Deposits and other                                                239,456                      188,142
                                                                   ---------                  -----------

         TOTAL OTHER ASSETS                                          349,596                      188,142
                                                                   ---------                  -----------

         TOTAL ASSETS                                        $     8,835,635             $     11,129,073
                                                                   =========                  ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                     CONSOLIDATED BALANCE SHEETS (CONTINUED)
                             JUNE 30, 2003 AND 2002



LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                   2003                        2002
                                                                   ----                        ----
LIABILITIES
   CURRENT LIABILITIES
     Accounts payable                                        $       163,427             $        181,386
     Accrued liabilities                                             120,958                      134,024
     Taxes other than federal income tax                             192,571                      327,869
     Unearned revenue                                                     -0-                      48,461
     Current portion of long-term debt                               153,290                      253,430
                                                                 -----------                  -----------

      TOTAL CURRENT LIABILITIES                                      630,246                      945,170
                                                                 -----------                  -----------

LONG-TERM LIABILITIES
   Notes payable                                                   6,453,549                    8,542,621
                                                                 -----------                  -----------

      TOTAL LIABILITIES                                            7,083,795                    9,487,791
                                                                 -----------                  -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Stockholders' equity
     Common stock, $.50 par value;
      authorized - 5,000,000 shares;
      issued - 1,583,563 shares                                      791,782                      791,782
   Additional paid-in capital                                      1,032,290                    1,032,290
   Retained (deficit) earnings                                       (32,744)                    (172,681)
   Treasury stock, at cost (87,246 shares in 2003
     and 15,552 shares in 2002)                                      (39,488)                     (10,109)
                                                                 -----------                  -----------

      TOTAL STOCKHOLDERS' EQUITY                                   1,751,840                    1,641,282
                                                                 -----------                  -----------

      TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                 $     8,835,635             $     11,129,073
                                                                   =========                   ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                    YEARS ENDED JUNE 30, 2003, 2002 AND 2001



                                                                 2003              2002              2001
                                                                 ----              ----              ----
REVENUES
   Rooms                                                 $       3,002,693   $    3,105,362    $    3,629,192
   Food and beverage                                                70,177          107,570           189,802
   Telephone                                                        17,471           43,925            50,489
   Rent                                                             29,690            7,402               425
   Other                                                            28,761           47,102            29,167
                                                                 ---------         ---------        ---------

         TOTAL OPERATING REVENUES                                3,148,792         3,311,361        3,899,075
                                                                 ---------         ---------        ---------

COSTS AND EXPENSE
   Operating departments
     Cost of sales                                                 128,153           160,319          195,016
     Salaries                                                      770,769           822,036          939,612
     Other                                                         229,321           268,357          333,549
   General and administrative                                      396,266           373,910          318,612
   Advertising                                                     246,446           228,713          276,172
   Utilities                                                       136,038           227,148          224,468
   Repairs and maintenance                                          88,327            72,683           92,164
   Taxes and licenses                                              261,570           332,428          371,181
   Depreciation and amortization                                   322,121           450,379          419,951
   Insurance - related party                                        53,762            68,073           61,892
   Impairment loss                                                 165,798           336,075               -0-
                                                                ----------        ----------     -------------


         TOTAL COSTS AND EXPENSES                                2,798,571         3,340,121        3,232,617
                                                                 ---------         ---------        ---------

         OPERATING INCOME (LOSS)                                   350,221           (28,760)         666,458
                                                                ----------        ----------       ----------

OTHER INCOME (EXPENSES)
   Gain on sale of assets                                               -0-              575               -0-
   Interest expense (inclusive of $4,342 and
     $3,753 paid to related parties in 2002 and
     2001, respectively, and net of waiver of
     related party interest of $60,161 in 2001)                   (462,138)         (582,682)        (648,789)
                                                                ----------        ----------        ---------

         TOTAL OTHER INCOME (EXPENSES)                            (462,138)         (582,107)        (648,789)
                                                                ----------        ----------       ----------

(LOSS) INCOME FROM CONTINUING
   OPERATIONS BEFORE INCOME TAXES                                 (111,917)         (610,867)          17,669

INCOME TAXES (BENEFIT)                                              21,958          (132,098)              -0-
                                                                ----------        ----------     -------------

(LOSS) INCOME FROM CONTINUING
   OPERATIONS                                                     (133,875)         (478,769)          17,669


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
                    YEARS ENDED JUNE 30, 2003, 2002 AND 2001




                                                                 2003              2002              2001
                                                                 ----              ----              ----
DISCONTINUED OPERATIONS
   Income from operations of discontinued
     component (including gain on disposal of
     $294,136 in 2003 of which $362,731
     was from a related party. Also including
     $12,729, $10,144 and $8,331 paid
     to a related party in 2003, 2002, and 2001,
     respectively for insurance premiums)                    $     273,812    $       13,251    $      (3,403)
   Income tax                                                           -0-               -0-              -0-
                                                                 ---------        ----------         --------

   INCOME (LOSS) FROM DISCONTINUED
     OPERATIONS                                                    273,812            13,251           (3,403)
                                                                 ---------        ----------         --------

NET INCOME                                                   $     139,937    $     (465,518)     $    14,266
                                                                 =========        ==========          =======

NET INCOME (LOSS) PER SHARE                                  $        0.09    $        (0.30)          $ 0.01
                                                                 =========        ==========          =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    YEARS ENDED JUNE 30, 2003, 2002 AND 2001







                                                   Additional         Retained
                                    Common           Paid-in          Earnings      Treasury
                                     Stock           Capital          (Deficit)       Stock          Totals
                                     -----           -------          ---------       -----          ------

Balance - June 30, 2000         $   791,782       $   1,032,290    $     278,571   $        -0- $   2,102,643

Net Income                               -0-                 -0-          14,266            -0-        14,266
                                  ---------        ------------        ---------       -------     ----------

Balance - June 30, 2001             791,782           1,032,290          292,837            -0-     2,116,909

Net (Loss)                               -0-                 -0-        (465,518)           -0-      (465,518)

Purchase of common stock                 -0-                 -0-              -0-      (10,109)       (10,109)
                                  ---------        ------------        ---------       -------     ----------

Balance - June 30, 2002             791,782           1,032,290         (172,681)      (10,109)     1,641,282

Net Income                               -0-                 -0-         139,937            -0-       139,937

Purchase of common stock                 -0-                 -0-              -0-      (29,379)       (29,379)
                                  ---------        ------------        ---------       -------     ----------

Balance - June 30, 2003         $   791,782       $   1,032,290    $     (32,744)  $   (39,488) $   1,751,840
                                  =========        ============        =========       =======     ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    YEARS ENDED JUNE 30, 2003, 2002 AND 2001


                                                                     2003                  2002             2001
                                                                     ----                  ----             ----
CASH FLOWS FROM OPERATING
  ACTIVITIES
   Net income (loss)                                            $     139,937         $   (465,518)      $    14,266
                                                                     --------             --------          --------
   Adjustments to reconcile net income
     (loss) to net cash provided by
     operating activities
      Provision for uncollectible accounts                                 -0-              10,592                -0-
      Depreciation and amortization                                   343,947              498,816           468,109
      Gain on sale of assets                                         (294,136)                (575)               -0-
      Impairment loss                                                 165,798              336,075                -0-
      Deferred income taxes                                            21,958             (132,098)               -0-

   (Increase) decrease in current assets:
     Accounts receivable                                              (70,227)               4,817           (12,859)
     Due from officers, directors and employees                        (1,550)                  -0-               -0-
     Due from related parties                                          (4,798)              (5,446)               -0-
     Inventories                                                        1,662                1,570             4,251
     Prepaid expenses                                                 (12,786)             (72,209)           16,701
     Deposits and other assets                                        (96,314)             (46,305)               -0-

   Increase (decrease) in current liabilities:
     Accounts payable                                                 (17,959)             (51,202)         (125,654)
     Accrued liabilities                                              (13,066)             (66,460)           25,439
     Taxes other than federal income taxes                           (135,298)              14,389          (124,040)
     Unearned revenue                                                 (48,461)              48,461                -0-
                                                                     --------             --------          --------

        TOTAL ADJUSTMENTS                                            (161,230)             540,425           251,947
                                                                     --------             --------          --------

NET CASH (USED IN) PROVIDED BY
  OPERATING ACTIVITIES                                                (21,293)              74,907           266,213
                                                                     --------             --------          --------

CASH FLOWS FROM INVESTING
  ACTIVITIES
   Loans made to related party                                        (30,000)                  -0-               -0-
   Purchase of nonmarketable securities                                    -0-             (40,035)               -0-
   Payments on notes receivable                                            -0-                  -0-           47,899
   Proceeds from sale of fixed assets                               3,143,696               35,575                -0-
   Capital expenditures                                              (541,377)            (203,180)         (161,535)
                                                                    ----------             --------          --------

      NET CASH PROVIDED BY (USED IN)
        INVESTING ACTIVITIES                                        2,572,319             (207,640)         (113,636)
                                                                    ---------             --------          --------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    YEARS ENDED JUNE 30, 2003, 2002 AND 2001


                                                                     2003                2002               2001
                                                                     ----                ----               ----
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of long-term debt                                   $           -0-      $   6,800,000       $    100,000
  Principal payments of long-term debt                             (2,189,212)         (6,040,410)          (413,729)
  Purchase of treasury stock                                           (3,488)            (10,109)                -0-
                                                                   ----------         -----------        -----------

     NET CASH (USED IN) PROVIDED BY
      FINANCING ACTIVITIES                                         (2,192,700)            749,481           (313,729)
                                                                   ----------         -----------        -----------

Net increase (decrease) in cash and
  cash equivalents                                                    358,326             616,748           (161,152)

Cash and cash equivalents at beginning
  of year                                                             803,660             186,912            348,064
                                                                   ----------         -----------        -----------

Cash and cash equivalents at end
  of year                                                      $    1,161,986       $     803,660       $    186,912
                                                                   ==========         ===========        ===========



SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION

Cash paid during the year for:
  Interest                                                     $      575,192       $    759,823        $    826,622
                                                                   ==========         ===========        ===========

  Income taxes                                                 $          -0-       $         -0-       $         -0-
                                                                   ==========         ===========        ===========


SUPPLEMENTAL SCHEDULE OF NONCASH
  INVESTING AND FINANCING ACTIVITIES

       In fiscal year ended June 30, 2003, the Company received 64,719 shares of its own stock as a result of the liquidation of a related partnership in which it owned a 24.5% interest in. The Company's basis in the related partnership was $25,891. As such, nonmarketable securities were reduced and Treasury stock was increased by $25,891.

       In fiscal year ended June 30, 2001, the Company purchased land and a building for $364,500. In conjunction with the acquisition, liabilities were assumed for $272,935 and a note was issued for $91,565.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003



NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              PRINCIPLES OF CONSOLIDATION
              The consolidated financial statements include the accounts of Uptowner Inns, Inc. and its subsidiary after elimination of all material intercompany balances and transactions. The wholly owned subsidiary has had no activity since 1981.

              BUSINESS ACTIVITY
              The Company operated two (2) motor inns in Huntington, West Virginia, known as Holiday Inn Hotel and Suites and Uptowner Inns. The Holiday Inn Hotel & Suites includes dining and banquet facilities and both motor inns included a lounge. The Uptowner Inns facility was closed in January, 2002 and was sold in July, 2002. In addition, the Company operated apartment buildings and rental properties located in Huntington, West Virginia and Proctorville, Ohio. During the year ended June 30, 2003, the apartment buildings and rental properties located in Huntington, West Virginia were sold.

              REVENUE RECOGNITION
              The Company generally recognizes revenue when persuasive evidence of an arrangement exists, delivery of services has occurred, the fee is fixed or determinable, and collectibility is probable. Cash payments received in advance are recorded as deferred revenue.

              INVENTORIES
              Inventories are stated at the lower of cost or market on the first-in, first-out method.

              PROPERTY AND EQUIPMENT
              Property and equipment are stated at cost with depreciation being provided on the straight-line method over the estimated useful lives of the assets as follows:

                      Building and improvements                   10 - 40 years
                      Furniture and equipment                      3 - 10 years
                      Vehicles                                          5 years

              Repairs, maintenance and renewals are charged to operations as incurred, and expenditures for significant betterments and renewals are capitalized.

              IMPAIRMENT OF LONG-LIVED ASSETS
              Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003




NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              NONMARKETABLE SECURITIES
              Nonmarketable securities, which consists primarily of an affiliated corporation and one (2003) and two (2002) affiliated partnership(s) are stated at cost which does not exceed estimated net realizable value.

              INCOME TAXES
              Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to different methods of depreciation for book and tax purposes and net operating loss carryovers. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

              PER SHARE COMPUTATIONS
              Income per share computations are based on the weighted average number of common shares outstanding during the year. The weighted average number of shares outstanding was 1,529,405 for 2003, 1,580,069 for 2002 and 1,583,563 for 2001.

              CASH AND CASH EQUIVALENTS
              For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

              USE OF ESTIMATES
              The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

              ADVERTISING
              Advertising costs are charged to operations as incurred.

              AMORTIZATION
              The costs of franchise rights acquired are being amortized on the straight-line method over their remaining contractual lives. Fees and other expenses associated with the debt refinancing are being amortized on the straight-line method over the life of the loan. Amortization expense charged to operations for the fiscal years ending June 30, 2003, 2002, and 2001was $25,929, $59,428, and
              $27,571, respectively.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003



NOTE 1 -
              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              RECENT ACCOUNTING PRONOUNCEMENTS
              In May, 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149"). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). The Company is required to adopt SFAS 149 for contracts entered into or modified after June 30, 2003. The Company does not expect the adoption of SFAS 149 to have a material impact on its operating results or financial position.

              In July, 2003, the FASB issued Statement on Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("SFAS 150") SFAS 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. The Company is required to adopt SFAS 150 for financial instruments entered into or modified after May 31, 2003, and otherwise for periods beginning after June 15, 2003. The Company does not expect the adoption of SFAS 150 to have a material impact on its operating results or financial position.

NOTE 2 - IMPAIRMENT OF ASSETS

              During the fiscal year ended June 30, 2003, the Company abandoned its plans to construct a Holiday Inn Hotel on the Kinetic Park Industrial site due to unsuitable soil compaction studies. In connection therewith, the Company has determined that the carrying value of the construction in process and prepaid franchise fee exceeded its fair value. Accordingly, an impairment loss of $165,798, which is reported in other expenses, and represents the excess of the carrying value of $225,798 over the fair value of $60,000 of deposits to be returned by the seller of the land, has been charged to operations in the fourth quarter of the fiscal year ended June 30, 2003. The fair value is based on the amount agreed to between the Company and the seller of the land.

              During the fiscal year ended June 30, 2002, the Company initiated a plan to dispose of the Uptowner Inn Hotel. The sale of the hotel closed July 3, 2002. In connection therewith, the Company determined that the carrying value of the hotel exceeded its fair value. Accordingly, an impairment loss of $336,075, which represents the excess of the carrying value of $2,106,148 over the fair value of $1,770,073, has been charged to operations in the fourth quarter of the fiscal year ended June 30, 2002. The fair value is based on the actual sales price.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003


NOTE 3 - LONG-TERM DEBT

              The long-term debt of the Company at June 30, 2003 and 2002 consisted of:


                                                                                2003             2002
                                                                                ----             ----
      Notes payable to financial institutions:
         8.7% installment note due a financial institution, secured by a vehicle, payable at $634 per month including interest,
         until July, 2004                                                   $       7,918  $       14,525

         Note due a financial institution, secured by deed of trust, payable at $17,268 per month including interest, interest rate
         9.42% as of June 30, 2002, variable interest rate based upon the three year constant maturity Treasury Bill rate (change will not occur more often than every three years)
         until December, 2014*                                                         -0-      1,503,581


       Other notes payable:

         8.25% note due the Ohio National Life Insurance Company, secured by a deed of trust including equipment, furniture and fixtures and an assignment of rents, principal and interest payable at
         $57,941 per month with one final payment of the
         balance due in February, 2012.                                         6,598,921       6,743,270

         10% mortgage note due an individual, secured by a deed of
         trust, payable at $733 per month, including interest, until
         July, 2002                                                                    -0-          1,031

         2% note due City of Huntington, secured by a second deed of trust, payable at $2,024 per month, including interest, until
         January, 2008                                                                 -0-        129,940

         10% note due an individual, unsecured, payable at $100 per
         month, including interest, until July, 2003                                   -0-          1,143

         5.5% mortgage note due to the West Virginia Housing
         Development Fund, secured by a deed of trust, payable at
         $3,070 per month, including interest, until November, 2008**                  -0-        399,021

         6% note due an individual, payable at $3,559, including
         interest, until July, 2002                                                    -0-          3,540
                                                                           --------------  --------------

                                                                                6,606,839       8,796,051
         Less current portion                                                     153,290         253,430
                                                                           --------------  --------------

         Long-term portion                                                 $    6,453,549  $    8,542.621
                                                                           ==============  ==============

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003


NOTE 3 - LONG-TERM DEBT (CONTINUED)

              * As part of the debt agreement, deposits will be made monthly into an escrow account to be used as a reserve for repairs and capital improvements. At June 30, 2003 and 2002, the balance in the escrow account is $-0- and $20,000, respectively.

              ** As part of the debt agreement, various escrows are required to cover real estate taxes, hazard insurance, replacement reserve, other interest and replacement reserve interest. At June 30, 2003 and 2002, the balance in the escrow is $-0- and $32,480, respectively.

              Maturities of long-term debt during the next five years ending June 30 and thereafter are as follows:

                          2004                                    $     153,290
                          2005                                          170,780
                          2006                                          184,729
                          2007                                          200,559
                          2008                                          217,745
                          Thereafter                                  5,679,736
                                                                      ---------
                              Total                               $   6,606,839
                                                                      =========

NOTE 4 - RELATED PARTY TRANSACTIONS

              During the fiscal year ended June 30, 2003, the Company sold three of its commercial rental properties to a company partially owned by Uptowner Inns, Inc.'s Chairman of the Board of Directors, President and Chief Executive Officer and a director who are also stockholders for $1.113 million. The transaction resulted in the payoff of an existing note payable with an outstanding balance of $393,115, receipt of cash totaling $702,759 and a gain on the sale totaling $362,731. As of June 30, 2003, Uptowner Inns, Inc. has a receivable from this company totaling $4,798 for insurance premiums paid on the sold properties (reported as due from related parties).

              The Company's Chairman of the Board of Directors, President and Chief Executive Officer, who is a stockholder of the Company, also controls other companies and partnerships. During the fiscal year ended June 30, 2002, the Company purchased an interest in one of the corporations and two of the partnerships for a total investment of $39,891. The investments are accounted for at cost and are reported as non-current non-marketable securities in the accompanying 2003 and 2002 financial statements. During the fiscal year ended June 30, 2003, one of the partnerships was liquidated. As a result of the liquidation, the Company received 64,719 shares of its own stock as a liquidation distribution. The Company's basis in the partnership was $25,891. In addition, as of June 30, 2003 and 2002, the Company has an accounts receivable due from the related corporation totaling $5,446. As of June 30, 2003, the Company also had a note receivable due from the related corporation totaling $30,000. The note was due June 1, 2003 and carries an interest rate of 10%.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003



       NOTE 4 - RELATED PARTY TRANSACTIONS (CONTINUED)

                During the fiscal years ended June 30, 2003 and 2002, the Company paid $66,359, and $92,290, respectively, to an insurance company which is partially owned by a member of the Board of Directors. The payments represent premium payments for the Company's business insurance (i.e., property and liability, auto, crime, etc.) and are expensed over the term of the policy.

                The mother of the Company's Chairman of the Board of Directors, President and Chief Executive Officer, who held that position until July, 2002, resides in the Company's hotel. The lodging and meals are provided at no cost. In addition, she receives compensation totaling $40,000 per year for two years as part of a compensation package for her retirement.

                During the year ended June 30, 2001, the Company acquired land and a building from an entity that was controlled by the Company's Chief Executive Officer and stockholder. The cost of the land and building totaling $329,500 is reported as property and equipment in the accompanying 2003 and 2002 financial statements. In addition, an investment which consisted of undeveloped land was acquired in the amount of $35,000 and was reported at cost. Liabilities were assumed of $272,935 and a promissory note issued for $91,565. The investment in the undeveloped land was sold in fiscal year ended June 30, 2002 for $35,575 and resulted in a gain of $575. The liabilities assumed and the promissory note were paid in full in fiscal year ended June 30, 2002. Beginning in fiscal year ended June 30, 2002, the land and building was leased to an outside party under an operating lease expiring March, 2007.

                During the fiscal year ended June 30, 2001, the Company renegotiated a loan with a former stockholder. The refinancing of this debt resulted in a waiver of interest of $60,161 and is reflected in the statement of operations for the fiscal year ended June 30, 2001. As of June 30, 2003 and 2002, the balance of the note payable is $-0- and $3,540, respectively and is included in Note 3.

                The Company had a note payable due an entity that is controlled by a major stockholder. The balance of the note at June 30, 2003 and 2002 is $-0-. Interest expense for the fiscal years ended June 30, 2003, 2002, and 2001 totaled $-0-, $4,342 and $3,753, respectively.

       NOTE 5 - INCOME TAXES

                The provision (benefit) for income taxes for 2003, 2002 and 2001 consists of the following:


                                                                     2003              2002           2001
                                                                     ----              ----           ----
                   Current tax expense (benefit)                 $        -0-      $         -0-   $       -0-
                   Deferred tax expense (benefit)                     21,958           (132,098)           -0-
                                                                      ------           --------            ---

                     Total Income Tax Expense (Benefit)          $    21,958       $   (132,098)   $       -0-
                                                                      ======           ========            ===


                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003


NOTE 5 - INCOME TAXES (CONTINUED)

         A reconciliation of income tax at the statutory rate to the Company's effective rate is as follows:

                                                                      2003            2002            2001
                                                                      ----            ----            ----
                   Federal income tax expense (benefit)
                     computed at statutory rate                      34.0%            (34.0)%         34.0%
                   Depreciation                                    (213.8)              0.0            0.0
                   Gain on sale of property                         133.6               0.0            0.0
                   Other                                               .1                .8            8.1
                   Impairment                                         0.0              19.1            0.0
                   Valuation allowance                               59.7              (8.0)         (42.1)
                                                                  -------            ------          -----

                      Effective Tax Rate (Benefit)                   13.6%            (22.1)%          0.0%
                                                                  =======            ======          =====

              The following temporary differences gave rise to the deferred tax asset at June 30, 2003, 2002 and 2001:

                                                                      2003            2002            2001
                                                                      ----            ----            ----

                   Net operating loss carryforward               $    249,651     $    (70,248)   $     4,101
                   Contribution carryforward                            3,418           (1,785)          (668)
                   Excess of financial accounting over
                     tax prepaid franchise amortization                (1,764)          (1,340)        (2,755)
                   Excess tax over financial accounting
                     depreciation                                    (326,052)         (10,764)         5,325

                   Change in valuation allowance                       96,705          (47,961)        (6,003)
                                                                    ---------        ---------        -------

                        Total                                    $     21,958     $   (132,098)   $        -0-
                                                                    =========         ========        =======

              The components of deferred tax assets and deferred tax liabilities are as follows as of June 30:

                                                                      2003            2002            2001
                                                                      ----            ----            ----
                   Deferred tax assets:
                     Net operating loss carryforward             $    349,849     $    599,499    $   529,249
                     Contribution carryforward                             -0-           3,418          1,634
                     Franchise rights                                   5,859            4,095             -0-
                                                                     --------         --------       ---------
                        Total Deferred Tax Asset                      355,708          607,012        530,883

                   Deferred tax liabilities:
                     Depreciation                                    (138,769)        (464,820)      (472,828)
                                                                     --------         --------       --------

                                                                      216,939          142,192         58,055
                   Valuation allowance                               (106,799)         (10,094)       (58,055)
                                                                     --------         --------       --------

                        Net Deferred Tax Asset                   $    110,140     $    132,098    $        -0-
                                                                     ========         ========       =========

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003



       NOTE 5 - INCOME TAXES (CONTINUED)

                In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. Management considered the scheduled reversal of deferred tax assets and liabilities, projected future taxable income, and certain distinct tax and operating strategies in making this assessment. The amount of the net deferred tax asset determined to be realized was measured by calculating the tax effect of tax and operating strategies, which included the sale of one of the Company's hotels and the majority of it's rental properties. Based on these assessments, management determined that it is more likely than not that $110,140, $132,098 and $-0- of such deferred tax assets will be realized for the fiscal years ended June 30, 2003, 2002 and 2001, respectively. Thus, the total valuation allowance for deferred tax assets as of June 30, 2003, 2002 and 2001 was $106,799, $10,094 and $58,055, respectively.
                Therefore, the valuation allowance for deferred tax assets increased $96,705 for the fiscal year ended June 30, 2003 and decreased $47,961 and $6,003 for the fiscal years ended June 30, 2002 and 2001, respectively. If changes occur in the assumptions underlying management's tax and operating strategies or in the scheduling of the reversal of the Company's deferred tax assets and liabilities, the valuation allowance may need to be adjusted in the future.

                In fiscal years ended June 30, 2003 and 2001, the Company utilized $734,262 and $13,408 of the net operating loss carryforwards, and has reduced the unused net operating loss carryforwards accordingly.

                The Company has available at June 30, 2003, unused net operating loss carryforwards that may be applied against future taxable income and that expire as follows:

                                                      Unused Net Operating Loss
                        Expiration Date                     Carryforwards
                        ---------------                     -------------
                        June 30, 2005                   $      73,005
                        June 30, 2006                         147,900
                        June 30, 2007                          78,505
                        June 30, 2008                          18,147
                        June 30, 2009                          70,932
                        June 30, 2011                           3,816
                        June 30, 2012                           1,150
                        June 30, 2013                         199,619
                        June 30, 2019                          54,375
                        June 30, 2020                         165,986
                        June 30, 2021                           1,341
                        June 30, 2022                         214,194
                                                           ----------
                            Total                        $  1,028,970
                                                           ==========

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003



       NOTE 6 - COMMITMENTS AND CONTINGENCIES

                On June 26, 2003, Uptowner Inns, Inc. entered into a franchise agreement for the construction of a new Holiday Inn Hotel in the amount of $55,000. This agreement states specific requirements for completion of the hotel and approval before opening no later than November 30, 2005. The total estimated cost to purchase the land and construct the hotel is approximately $7.3 million.

                The Company was a defendant in a lawsuit filed by the seller of a parcel of property which was to be used to construct a Holiday Inn Hotel for breach of contract and for failure to purchase the land and develop the hotel. The suit also alleges violations of confidentiality agreements. The Company filed a countersuit alleging fraud, misrepresentation, and breach of contract. The Company maintained that the results of soil compaction studies revealed that the land was not suitable for its intended purpose. A settlement agreement was reached in August, 2003 (See
                Note 2 and 7).

                The Company maintains cash balances at local banks. Accounts at these financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000. At times, cash balances were in excess of federally insured limits.


       NOTE 7 - SUBSEQUENT EVENTS

                In August, 2003, a settlement agreement was signed by the Company and the seller of a parcel of property which was to be used to construct a Holiday Inn Hotel (See Note 6). Under the terms of the settlement, the Company will received its deposit totaling $60,000 back from the seller and all claims between the two parties were dismissed. The effects of this settlement have been reflective in the accompanying June 30, 2003 financial statements.

       NOTE 8 -      DISCONTINUED OPERATIONS

                During the fiscal year ended June 30, 2003, the Company sold four of its rental properties. The decision to sell these components was based on the desire of management to discontinue the residential and commercial rental business and to focus the efforts and resources of the Company on the hotel business. The results of operations totaling $273,812 inclusive of a gain on disposal of $294,136, was reported in discontinued operations in the accompanying 2003 financial statements. The accompanying 2002 and 2001 financial statements have been restated for comparative purposes totaling $13,251 and $(3,403), respectively. No income tax was reported on the discontinued operations due to the utilization of net operating loss carryforwards. Revenue related to the rental properties totaled $111,907, $222,307 and $216,071 in 2003, 2002 and 2001,
                respectively.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2003




       NOTE 9 - FAIR VALUES OF FINANCIAL INSTRUMENTS

                Management has estimated the fair value of its financial instruments as of June 30, 2003, and 2002 using available market information or other appropriate valuation methodologies. Considerable judgement, however, is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented in this disclosure are not necessarily indicative of the amounts the Company would realize in a current market exchange. The following methods and assumptions were used in estimating its fair value disclosures for financial instruments:

                The carrying amounts for cash; accounts receivable; due from officers, directors, employees and related parties; note receivable related party; and accounts payable approximate fair value because of the short maturity of those instruments.

                For nonmarketable securities, there are no quoted market prices available for those or similar investments. A reasonable estimate of fair value could not be made without incurring excessive costs. Therefore, it was not practicable to determine fair value.

                The fair value of the Corporation's long-term debt is estimated based on the rates currently available to the Company for debt with similar terms and remaining maturities. The estimated fair value for long-term debt as of June 30, 2003 and 2002 was $6,607,000 and $8,670,000, respectively.

                           UPTOWNER INNS, INC. AND SUBSIDIARY

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

                Effective June 17, 2002, the registrant, without the approval of the registrant's board of directors, dismissed its independent public auditors, J.D. Cloud & Co. L.L.P. ("Cloud"). Cloud served as the registrant's independent certified public accountant pursuant to an engagement letter dated July 13, 2001, and audited the registrant's financial statements for the fiscal year ended June 30, 2001, but was not retained by the registrant to audit the registrant's financial statements for the fiscal year ended June 30, 2002. Cloud's reports on the consolidated financial statements of the registrant for the fiscal year ended June 30, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the registrant and Cloud on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure. The registrant's predecessor auditors, Somerville & Company, P.L.L.C., issued unqualified opinions for the registrant's financial statements for the fiscal years ended June 30, 2000, and June 30, 1999.

                On June 17, 2002, the registrant signed an engagement letter with Diamond, Leftwich and Co., PLLC. On June 24, 2002, Diamond, Leftwich and Co., PLLC, resigned. On July 29, 2002, the registrant engaged Sullivan, Ware & Hall, P.L.L.C., as its independent certified public accountants to audit the registrant's financial statements for the fiscal year ended June 30, 2002. There were no disagreements between the registrant and Diamond, Leftwich and Co., PLLC, on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.


ITEM 9A.        CONTROLS AND PROCEDURES

                  The company's chief executive officer and chief financial officer, based on their evaluation as of the end of the period covered by this report, of the company's disclosure controls and procedures (as defined in Rule 13(a)-14(e) of the Securities Exchange Act of 1934), have concluded that the company's disclosure controls and procedures are adequate and effective for purposes of Rule 13(a)-14(c) and timely, alerting them to material information relating to the company required to be included in the company's filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                  There are no significant changes in the company's internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

                  Appearing as exhibits to this annual report on Form 10-K, certificates of the chief executive officer and chief financial officer appear. This form of certification is required in accordance with Section 302 of the Sarbanes-Oxley Act of 2002. This section of the annual report on Form 10-K is the information concerning the controls evaluation referred to in the Section 302 certifications. This information should be read in conjunction with those certifications for a more complete understanding of the topics presented.

                  Disclosure controls and procedures that a company designs with the objective of ensuring that information required to be disclosed in their reports filed under the Securities Exchange Act of 1934 (such as this Form 10-K), is recorded, processed, summarized and reported within the time period specified under the SEC's rules and forms. Disclosure controls are also designed with the objective of ensuring that such information is accumulated and communicated to management, including the CEO and CFO, as appropriate, to allow timely decisions regarding required disclosure. Internal controls are procedures that a company designs with the objective of providing reasonable assurance that transactions are properly authorized, assets are safeguarded against unauthorized or improper use and transactions are property recorded and reported all to permit the preparation of a company's financial statements in conformity with generally accepted accounting principles.

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                The company's management, including the CEO and CFO, does not expect that our disclosure controls or internal controls will prevent all error and fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the company have been detected. These inherent limitations include the realities that judgments and decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of control also is based in part upon certain assumptions about the likelihood of future events and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate.

                Based upon the controls evaluation conducted by our CEO and CFO, they have concluded that, subject to the limitations noted above, the company's disclosure controls are effective to ensure that material information relating to the Company and its subsidiaries is made known to management, including the CEO and CFO, particularly during the period when our periodic reports are being prepared, and that our internal controls are effective to provide reasonable assurance that our financial statements are fairly presented in conformity with generally accepted accounting principles.





                                    PART III


ITEM 10.   DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

                The information required by Item 10, Part III, will be provided by amendment to this Form 10-K to be filed no later than 120 days after the end of the company's fiscal year.



ITEM 11.   EXECUTIVE COMPENSATION


                The information required by Item 11, Part III, will be provided by amendment to this Form 10-K to be filed no later than 120 days after the end of the company's fiscal year.



ITEM 12.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The information required by Item 12, Part III, will be provided by amendment to this Form 10-K to be filed no later than 120 days after the end of the company's fiscal year.

                       UPTOWNER INNS, INC. AND SUBSIDIARY


ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                During the fiscal year ended June 30, 2003, the Company sold three of its commercial rental properties to a company partially owned by Uptowner Inns, Inc.'s Chairman of the Board of Directors, President and Chief Executive Officer and a director who are also stockholders for $1.113 million. The transaction resulted in the payoff of an existing note payable with an outstanding balance of $393,115, receipt of cash totaling $702,759 and a gain on the sale totaling $362,731. As of June 30, 2003, Uptowner Inns, Inc. has a receivable from this company totaling $4,798 for insurance premiums paid on the sold properties (reported as due from related parties).

                The Company's Chairman of the Board of Directors, President and Chief Executive Officer, who is a stockholder of the Company, also controls other companies and partnerships. During the fiscal year ended June 30, 2002, the Company purchased an interest in one of the corporations and two of the partnerships for a total investment of $39,891. The investments are accounted for at cost and are reported as non-current non-marketable securities in the accompanying 2003 and 2002 financial statements. In addition, as of June 30, 2003 and 2002, the Company has an accounts receivable due from the related corporation totaling $5,446. As of June 30, 2003, the Company also had a note receivable due from the related corporation totaling $300,000. The note was due June 1, 2003 and carries an interest rate of 10%.

                During the fiscal years ended June 30, 2003 and 2002, the Company paid $66,359 and $92,290, respectively, to an insurance company which is partially owned by a member of the Board of Directors. The payments represent premium payments for the Company's business insurance (i.e., property and liability, auto, crime, etc.) and are expensed over the term of the policy.

                The mother of the Company's Chairman of the Board of Directors, President and Chief Executive Officer, who held that position until July 2002, resides in the Company's hotel. The lodging and meals are provided at no cost. In addition, she receives compensation totaling $40,000 per year for two years as part of a compensation package for her retirement.

                During the year ended June 30, 2001, the Company acquired land and a building from an entity that was controlled by the Company's Chief Executive Officer and stockholder. The cost of the land and building totaling $329,500 is reported as property and equipment in the accompanying 2003 and 2002 financial statements. In addition, an investment which consisted of undeveloped land was acquired in the amount of $35,000 and was reported at cost. Liabilities were assumed of $272,935 and a promissory note issued for $91,565. The investment in the undeveloped land was sold in fiscal year ended June 30, 2002 for $35,575 and resulted in a gain of $575. The liabilities assumed and the promissory note were paid in full in fiscal year ended June 30, 2002. Beginning in fiscal year ended June 30, 2002, the land and building was leased to an outside party under an operating lease expiring March, 2007.

                During the fiscal year ended June 30, 2001, the Company renegotiated a loan with a former stockholder. The refinancing of this debt resulted in a waiver of interest of $60,161 and is reflected in the statement of operations for the fiscal year ended June 30, 2001. As of June 30, 2003 and 2002, the balance of the note payable is $-0- and $3,540, respectively, and is included in Note 3.
                The Company had a note payable due an entity that is controlled by a major stockholder. The balance of the note at June 30, 2003 and 2002 is $-0-. Interest expense for the fiscal years ended June 30, 2003, 2002, and 2001 totaled $-0-, $4,342 and $3,753, respectively.

                                     PART IV


                       UPTOWNER INNS, INC. AND SUBSIDIARY

ITEM 14         EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K


(A)(1) Financial Statements - See Index to Consolidated Financial Statements on page 17 of this Form 10-K:



(A)(2)     Financial Statement Schedules

                None



(A)(3)          Exhibits:

                (3.1) Articles of Incorporation (Incorporated by reference to Exhibit 3 to the Registrant's S-1 Registration Statement No. 2-90194).

                (3.2) Bylaws (Incorporated by reference to Exhibit 3 to the Registrant's S-1 Registration Statement No. 2-90194).

                (21)    Subsidiaries of Uptowner Inns, Inc.

                (31.1) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Carl Midkiff.

                (31.2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for David Robinson.

                (32.1) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for Carl Midkiff.

                (32.2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for David Robinson.

                                   SIGNATURES



                Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)                                        UPTOWNER INNS, INC.


                                                         By  /s/   Carl Midkiff
                                                             --------------------------------------------------
                                                              Carl Midkiff, President and Chief Executive
                                                              Officer
                                                              September 29, 2003


                Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                                         By   /s/ Richard Monga
                                                              -------------------------------------------------
                                                              Richard Monga, Vice President and
                                                              Director
                                                              September 29, 2003



                                                         By   /s/   David Robinson
                                                              -------------------------------------------------
                                                              David Robinson, Treasurer and Director
                                                              (Principal Financial and Accounting
                                                              Officer)
                                                              September 29, 2003



                                                         By  /s/   Hobart Adkins
                                                             --------------------------------------------------
                                                              Hobart Adkins, Secretary
                                                              September 29, 2003



                                                         By  /s/   Carl Midkiff
                                                             --------------------------------------------------
                                                              Carl Midkiff, President and Chief Executive
                                                              Officer
                                                              September 29, 2003


                                                                      Exhibit 21



                      UPTOWNER INNS, INC. AND SUBSIDIARIES



          Exhibit 21 - Subsidiaries of Uptowner Inns, Inc.

                              *  Motel & Restaurant Supply
                                  100% Owned Subsidiary
                                  Incorporated in the State of West Virginia






                 * Represents a Corporation which had no activity during fiscal year June 30, 2003, 2002 or 2001

                                                                    Exhibit 31.1
                                  CERTIFICATION


I, Carl Midkiff, certify that:

        1. I have reviewed this annual report on Form 10-K of Uptowner Inns, Inc.;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

        4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to affect, the registrant's internal controls over financial reporting; and

        5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the registrant's board of directors (or persons performing the equivalent functions):

                a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.



Date:  September 29, 2003          /s/   Carl Midkiff
                                   --------------------------------------------
                                   Carl Midkiff, President and
                                   Chief Executive Officer

                                                                    Exhibit 31.2
                                  CERTIFICATION


I, David Robinson, certify that:

        1. I have reviewed this annual report on Form 10-K of Uptowner Inns, Inc.;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

        4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to affect, the registrant's internal controls over financial reporting; and

        5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the registrant's board of directors (or persons performing the equivalent functions):

                a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information in; and

                b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.





Date:    September 29, 2003             /s/   David Robinson
                                        ---------------------------------------
                                        David Robinson, Treasurer
                                        (Principal Accounting and Financial
                                        Officer)

                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Annual Report of Uptowner Inns, Inc. (the "Company") on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                          /S/   CARL MIDKIFF
                                          -------------------------------------
                                          Carl Midkiff, President and Chief
                                          Executive Officer
                                          September 29, 2003

                                                                    Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Uptowner Inns, Inc. (the "Company") on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        /S/   DAVID ROBINSON
                                        ---------------------------------------
                                        David Robinson, Treasurer
                                        (Principal Accounting and Financial
                                        Officer)
                                        September 29, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459
                                   FORM 10-K/A
                                (AMENDMENT NO. 1)

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     FOR THE FISCAL YEAR ENDED JUNE 30, 2003, COMMISSION FILE NUMBER 0-1957


                               UPTOWNER INNS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             WEST VIRGINIA                                     55-0457171
-------------------------------------------------------------------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                          Identification Number)

  741 5th AVENUE, HUNTINGTON, WEST VIRGINIA                      25701
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, including area code           (304)  525-8162
                                                           -------------------

Securities registered pursuant to Section 12 (g) of the Act:

               1,583,563 SHARES OF COMMON STOCK - $0.50 PAR VALUE
-------------------------------------------------------------------------------
                                (Title of Class)


         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and, (2) has been subject to such filing requirements for the past 90 days.

          X   Yes               No
         ---               ---

         Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

         Indicate by check mark whether the registrant is an accelerated filer
(as defined in Exchange Act Rule 12b-2).     Yes      X  No
                                         ---         ---

         The aggregate market value of the voting stock held by non-affiliates of the registrant, as of the 30th day of June 2003, was $791,782. The book value of stock was used due to the lack of an active market at which to sell the stock.

         As of June 30, 2003, the close of the period covered by this report, the registrant had 1,496,317 shares of its common capital stock issued and outstanding. The registrant has issued no other stock.

                       DOCUMENTS INCORPORATED BY REFERENCE

None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The following are directors of the company.

                                                                                 PRINCIPAL OCCUPATION FOR
NAME                   AGE       POSITION WITH THE COMPANY                       PAST FIVE YEARS
----                   ---       -------------------------                       ---------------
Hobart A. Adkins       48        Director Since 2001; Secretary of the Board     Owner of Quality Exhaust,
                                                                                 Inc.; President, 31st
                                                                                 Street Enterprises, Inc.
                                                                                 (Business includes auto
                                                                                 repair and exhaust repair)

Richard Monga          39        Director Since 2001                             General Manager of
                                                                                 Uptowner Inns, Inc.
                                                                                 (1997-Present);
                                                                                 General Manager, separate
                                                                                 Holiday Inn property
                                                                                 (1996-1997)

Carl E. Midkiff        53        Director Since1997; President, CEO, Chairman    President, CEO and
                                 of the Board                                    Chairman of the Board of
                                                                                 Uptowner Inns, Inc.; Owner
                                                                                 and Manager of Hazmat
                                                                                 Environmental Contractors,
                                                                                 Inc. (1995-2001); Owner
                                                                                 and Manager of Prestige
                                                                                 Properties, Inc.
                                                                                 (2000-Present) (Owns and
                                                                                 manages residential rental
                                                                                 properties)

Charles D. Robinson    49        Director Since 2001; Treasurer of the Board     Insurance Agent and Vice
                                                                                 President of Insurance
                                                                                 Systems, Inc. (1980-2003)


         The following are the executive officers of the company.

NAME AND OFFICE HELD                       OFFICE HELD SINCE        COMPANY EMPLOYEE SINCE           AGE
--------------------                       -----------------        ----------------------           ---
Carl E. Midkiff, President and Chief              2001                     08/01/99                   53
Executive Officer

Hobart A. Adkins, Secretary                       2001                     03/27/01                   48

Charles D. Robinson, Treasurer                    2001                     03/27/01                   49

BOARD INFORMATION

NUMBER OF MEETINGS

         The board of directors met three times during the fiscal year ended June 30, 2003. All of the company's directors attended 100% of all board and committee meetings during the fiscal year ended June 30, 2003.

BOARD COMMITTEES

         The board of directors has not established formal committees as the entire board serves in these capacities. Carl Midkiff performs the audit committee functions and carries out these functions under a written charter.

         REPORT OF CARL MIDKIFF CONCERNING THE AUDIT - Carl Midkiff oversees the company's financial reporting process. Mr. Midkiff has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling his oversight responsibilities for fiscal 2003, Mr. Midkiff reviewed the audited financial statements in the Form 10-K with the company's auditors including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity and disclosures in the financial statements.

         Mr. Midkiff reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, his judgments as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards.

         In reliance on the reviews and discussions referred to above, Mr. Midkiff recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Form 10-K for the fiscal year ended June 30, 2003, for filing with the SEC. Mr. Midkiff and the board have also approved the selection of the company's independent auditors.

         Based upon the review and discussions referred to above, the board of directors recommends that the audited financial statements for the fiscal year ended June 30, 2003, be included in the company's Annual Report on Form 10-K and filed with the SEC.

October 21, 2003
                                  Hobart A. Adkins
                                  Richard Monga
                                  Carl E. Midkiff
                                  Charles D. Robinson

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless the company specifically incorporates this report by reference. They will not otherwise be filed under such Acts.

         AUDIT FEES - The fees billed by Sullivan, Ware & Hall, PLLC, for professional services rendered for the audit of the annual financial statements for the fiscal year ended June 30, 2003, and for the reviews of the financial statements included in the Quarterly Reports on Form 10-Q for that fiscal year, were $27,662. There were no services rendered regarding financial information systems design and implementation.

BOARD COMPENSATION

         Directors receive $100.00 for each board meeting of the company they attend. In the fiscal year ended June 30, 2003, the board of directors of the company received $200.00 each, in the aggregate, for all board of directors' meetings attended and all fees paid.


ITEM 11. EXECUTIVE COMPENSATION

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         Mr. Midkiff's salary is determined annually by the board of directors based on several objective and subjective factors. The board considers industry-wide salary information for executives in the hotel industry which is compiled through surveys conducted by recognized publications in the hotel industry. Members of the board of directors also subjectively apply their own familiarity of the local market for business executives to ensure Mr. Midkiff's annual salary is set at an appropriate level considering the local business climate, Mr. Midkiff's expertise in the hotel business, the cost to replace Mr. Midkiff with another executive with equivalent experience and the success of the company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and executive officers, and persons who own more than 10% of the registered class of the company's equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to the company. The company is currently reviewing the stock ownership and transaction filings of its directors and executive officers. The company is aware that certain reports were due prior to June 30, 2002, that were not filed by Mr. Midkiff, Violet Midkiff, Mr. Adkins, Mr. Monga and Mr. Robinson. Other than these reports, the company is not aware of any filings that would have been required to have been made since June 30, 2002.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         Summary of Compensation. The table below reflects information concerning the annual compensation for services in all capacities to the corporation for the fiscal years ended June 30, 2003, 2002, and 2001, of those persons who were, as of June 30, 2003, (a) the chief executive officer, and (b) the four other most highly compensated executive officers to the extent that such persons' total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                         ANNUAL COMPENSATION (1)
                                                          -----------------------------------------------------
NAME AND PRINCIPAL                                                                                 OTHER ANNUAL
POSITION                              FISCAL YEAR           SALARY              BONUS              COMPENSATION
------------------                    -----------           ------              -----              ------------
Carl E. Midkiff, President and           2003             $86,000.00          $52,348.00              $1,100
Chief Executive Officer                  2002             $45,923.18          $38,668.85              $    0
                                         2001             $38,912.04          $51,796.10              $    0

(1) Does not include perquisites and other personal benefits, the amount of which are not shown because the aggregate amount of such compensation during the years presented did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer. The company provides Mr. Midkiff with the use of a vehicle.

         The company does not maintain any form of stock option, stock appreciation rights or other long-term compensation plans. There are no employment or change in control agreements.

ITEM 12. SECURITY OWNWERSHIP OF CERTAIN BENEFICIAL OWNERS AND   MANAGEMENT

         The following table sets forth information as of October 15, 2003, relating to the beneficial ownership of the common stock by (a) each person or group known by the company to own beneficially more than 5% of the outstanding common stock; (b) each of the company's directors; and (c) all directors and executive officers of the company as a group. Ownership includes direct and indirect (beneficial) ownership as defined by SEC rules.

                                            Amount and Nature of
Name and Address                          Beneficial Ownership (1)           Percent of Class
----------------                          ------------------------           ----------------
Hobart A. Adkins                                 100 Direct                         *

Carl E. Midkiff                               60,111 Direct                       54.80%
                                             807,669 Indirect

Violet Midkiff                               462,777 Direct                       29.23%

Charles D. Robinson                              100 Direct                         *

All Directors and Executive Officers         867,669 Indirect                     55.36%
as a Group

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2) Consists of 161,792 shares owned by Violet Midkiff, Carl Midkiff's mother which Carl Midkiff exercises voting power; 100,985 shares owned by Violet Midkiff, Wade Midkiff and Lewis Midkiff as joint tenants with right of survivorship (Wade Midkiff and Lewis Midkiff are the minor sons of Carl Midkiff and Violet Midkiff is Carl Midkiff's mother); 264,158 shares owned by MMS Limited Partnership of which an entity owned by Carl Midkiff is general partner and Carl Midkiff is a limited partner owning 75% of the limited partnership; 40,727 shares owned by Prestige Property, Inc., a corporation owned by Carl Midkiff and his immediate family; 200,000 shares owned by the Violet Midkiff Irrevocable Trust of which Carl Midkiff is the trustee; 10,000 shares owned by Lewis Midkiff of which Carl Midkiff acts as custodian; 10,000 shares owned by Wade Midkiff of which Carl Midkiff acts as custodian; 10,007 shares owned by the Wade Midkiff Irrevocable Trust of which Carl Midkiff is the trustee; and 10,000 shares owned by Elizabeth Midkiff who is Carl Midkiff's wife.

* Less than one percent.

                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            UPTOWNER INNS, INC.


                                        By  /s/ Carl Midkiff
                                            ----------------------------------
                                            Carl Midkiff, President and Chief
                                            Executive Officer
                                            October 27, 2003


         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By  /s/ Richard Monga
                                            ---------------------------------
                                            Richard Monga, Vice President and
                                            Director
                                            October 27, 2003


                                        By  /s/ David Robinson
                                            ----------------------------------
                                            David Robinson, Treasurer and
                                            Director (Principal Financial and
                                            Accounting Officer)
                                            October 27, 2003


                                        By  /s/ Hobard Adkins
                                            ----------------------------------
                                            Hobart Adkins, Secretary
                                            October 27, 2003


                                        By  /s/ Carl Midkiff
                                            ----------------------------------
                                            Carl Midkiff, President and Chief
                                            Executive Officer
                                            October 27, 2003

                                                                 EXHIBIT 31.1

                                  CERTIFICATION


I, Carl Midkiff, certify that:

         1. I have reviewed this annual report on Form 10-K of Uptowner Inns, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to affect, the registrant's internal controls over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.


Date:  October 27, 2003                        /s/   Carl Midkiff
                                               -------------------------------
                                               Carl Midkiff, President and
                                               Chief Executive Officer

                                                                  EXHIBIT 31.2
                                  CERTIFICATION


I, David Robinson, certify that:

         1. I have reviewed this annual report on Form 10-K of Uptowner Inns, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to affect, the registrant's internal controls over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information in; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

Date:    October 27, 2003                    /s/   David Robinson
                                             ---------------------------------
                                             David Robinson, Treasurer
                                             (Principal Accounting and Financial
                                             Officer)

                                                                 EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Uptowner Inns, Inc. (the "Company") on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                              /s/  Carl Midkiff
                                              ---------------------------------
                                              Carl Midkiff, President and Chief
                                              Executive Officer
                                              October 27, 2003

                                                                 EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Uptowner Inns, Inc. (the "Company") on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /s/   David Robinson
                                            -----------------------------------
                                            David Robinson, Treasurer
                                            (Principal Accounting and Financial
                                            Officer)
                                            October 27, 2003

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20459
                                 FORM 10-Q



              QUARTERLY REPORT UNDER SECTION 13 OR 15 (d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


FOR QUARTER ENDED DECEMBER 31, 2003, COMMISSION FILE NUMBER 0-1957


                           UPTOWNER INNS, INC.
        (Exact Name of Registrant as Specified in its Charter)


West Virginia                                           55-0457171
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                      Identification Number)


741 5th Avenue, Huntington, West Virginia                           25701
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including area code        (304) 525-8162


Indicate by check mark whether the registrant:
     (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and,
     (2) has been subject to such filing requirements for the past 90 days.

   X   Yes                     No
-------                -------

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).

       Yes                X    No
-------                -------

Indicate the number of Shares outstanding of each of the Issuer's classes of Common Stock, as of the close of January 16, 2003.

      Class                            Outstanding at December 31, 2003
      ------                           -------------------------------

Common Stock - $.50 par value          1,493,642 shares

PART I:  FINANCIAL INFORMATION

ITEM 1: FINANCIAL STATEMENTS


                     UPTOWNER INNS, INC. AND SUBSIDIARY

                         CONSOLIDATED BALANCE SHEET

                   AT DECEMBER 31, 2003 and JUNE 30, 2003


                                     ASSETS

                                 December 31,        June 30,
                                    2003              2003
                                 (Unaudited)           (a)
Current Assets:
  Cash                           $  1,019,812   $  1,161,986
  Accounts and notes receivable       155,050        139,442
  Inventories                           4,710          4,483
  Prepaid expenses                     49,900         43,030
  Notes receivable                     30,000         30,000

  Total current assets              1,259,472      1,378,941


Property, Plant and Equipment:
  Land                                820,553        820,553
  Building and improvements         6,005,920      6,005,920
  Furniture and equipment           1,471,045      1,400,047
  Construction in progress            281,137        211,870


  Less accumulated
  depreciation
  and amortization                  1,501,566      1,345,436

  Property, plant and
  equipment - net                   7,077,089      7,092,954

Other Assets:
    Other assets                      295,480        363,740


    Total other assets                295,480        363,740

Total Assets                     $  8,632,041   $  8,835,635


                       UPTOWNER INNS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                     AT DECEMBER 31, 2003 and JUNE 30, 2003

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                   December 31,       June 30,
                                       2003             2003
                                   (Unaudited)          (a)
Current Liabilities:
  Accounts payable                 $   137,731     $   163,427
  Accrued liabilities                   50,094         120,958
  Taxes other than Federal
   income taxes                        164,033         192,571
  Current portion of long-term
    debt                               153,290         153,290

     Total current liabilities         505,148         630,246


Long-Term Liabilities:
  Notes and mortgages payable        6,373,275       6,453,549

     Total liabilities               6,878,423       7,083,795


Stockholders' Equity:
  Common stock - par value
   $.50 per share; authorized
   5,000,000 shares; issued
   1,583,563 shares                    791,782         791,782
  Additional paid-in capital         1,032,290       1,032,290
  Retained earnings (deficit)          (29,629)        (32,744)
  Treasury stock, at cost (89,921
    and 87,246 Shares)                 (40,825)        (39,488)

    Total stockholders' equity       1,753,618       1,751,840

Total Liabilities and
Stockholders' Equity               $ 8,632,041     $ 8,835,635


(a) Financial information as of June 30, 2003 has been derived from the audited, consolidated financial statements of the registrant.

         The accompanying notes to the consolidated financial statements are an integral part of these statements.

                     UPTOWNER INNS, INC. AND SUBSIDIARY
                  CONSOLIDATED INCOME STATEMENT (UNAUDITED)
  For the periods of three and six months ended December 31, 2003 and 2002

                                 Three Months Ended        Six Months Ended
                                   2003       2002        2003          2002
Revenues:                                       *                          *
  Rooms                         $ 680,517  $ 698,160  $ 1,438,075   $ 1,455,668
  Food and beverage                18,931     21,370       36,544        42,911
  Telephone                         3,225      4,577        6,841        10,137
  Rents                             4,000      2,000        8,030        12,974
  Other                             4,071      7,088       10,000         8,000

     Total revenues               710,744    733,195    1,499,490     1,529,690

Costs and Expenses:
  Operating Departments:
    Cost of sales                  28,745     32,454       59,590        64,156
    Salaries and wages            169,275    188,082      364,663       389,281
    Other                          58,892     66,066      124,827       128,679
  General and Administrative       87,252     80,487      154,139       132,756
  Advertising                      52,998     56,759      113,929       121,735
  Utilities                        31,319     29,689       64,283        64,278
  Repairs and Maintenance          16,045     17,250       33,406        37,974
  Interest                        135,174    144,750      271,123       275,805
  Taxes and licenses               57,043     60,331      121,646       127,253
  Insurance                        16,800      8,655       33,600        17,564
  Depreciation and Amortization    78,065     68,927      156,130       139,015

     Total costs and expenses     731,608    753,450    1,497,336     1,498,496

  Operating income (loss)         (20,864)   (20,255)       2,154        31,194
    Interest income                     -          -          961            56
Income from continuing operations (20,864)   (20,255)       3,115        31,250

Discontinued operations
  Income from operations of
  the discontinued component            -      1,039            -         1,288

Net Income before Income
  Taxes                           (20,864)   (19,216)       3,115        32,538

Income Taxes                            -          -            -             -

Net Income                      $ (20,864)  $(19,216)     $ 3,115      $ 32,538

Earnings per Share              $    (.01)  $   (.01)     $   .00      $    .02

         The accompanying notes to the consolidated financial statements are an integral part of these statements.

* Financial information restated for effects of discontinued operations.

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

               For the six months ended December 31, 2003 and 2002


                                               2003           2002
Cash Flows From Operating Activities:
Net income                                   $  3,115      $  32,538

Adjustments to reconcile net income to net
cash provided by operating activities:
  Depreciation and amortization               156,130        161,138
  Gain on sale of asset                             -        (15,359)
  (Increase) decrease in other assets          68,259         17,589
  (Increase) decrease in current assets:
    Accounts receivable                       (15,608)       (82,809)
    Inventories                                  (227)          (128)
    Prepaid expenses                           (6,870)        30,720
  Increase (decrease) in current liabilities:
    Accounts payable                          (25,695)       121,005
    Accrued liabilities                       (70,864)       (61,524)
    Taxes other than Federal income tax       (28,538)       (55,993)

      Total adjustments                        76,587        114,639

Net Cash Provided by (Used in)
    Operating Activities                       79,702        147,177

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

               For the six months ended December 31, 2003 and 2002



                                                      2003           2002
Cash Flows From Investing Activities:
  Proceeds from sale of real estate              $         -     $ 1,930,072
  Capital Expenditures                              (140,265)       (197,774)

     Net cash provided by (used in)
     investing activities                           (140,265)      1,732,298

Cash Flows From Financing Activities:
  Purchase of Treasury Stock                          (1,337)              -
  Payment on notes and mortgages                     (80,274)     (1,709,421)

     Net cash used in
     financing activities                            (81,611)     (1,709,421)

Net Increase in Cash
  and Cash Equivalents                              (142,174)        170,054

Cash and Cash Equivalents at Beginning of Year     1,161,986         803,660

Cash and Cash Equivalents at End of Period       $ 1,019,812         973,714


Supplemental Disclosures of Cash Flow Information:

Cash Paid During The Period For:
  Interest                                       $   271,123     $   249,133






         The accompanying notes to the consolidated financial statements are an integral part of these statements.

                          UPTOWNER INNS, AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003



1.  BASIS OF PRESENTATION


The financial statements presented reflect Uptowner Inns, Inc. and its consolidated subsidiary, Motel and Restaurant Supply.



The foregoing statements are unaudited; however, in the opinion of management, all adjustments (comprising only normal recurring accruals) necessary for a fair presentation of the financial statements have been included. The results of operations for interim periods are not necessarily indicative of the results that may be expected for a full year or any other interim period. A summary of the Corporation's significant accounting policies is set forth in Note 1 to the Consolidated Financial Statements in the Corporation's Annual Report to shareholders and Form 10-K for June 30, 2003.

                          UPTOWNER INNS, AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2003



2.  CONTINGENCY


         None

                       UPTOWNER INNS, INC. AND SUBSIDIARY

ITEM 2:   MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

         Certain matters disclosed herein may be forward-looking statements that involve risks and uncertainties, including the facilities utilization, costs associated with maintaining the operations, liquidity issues, and other risks. You can identify these statements by such forward-looking words as "may," "will," "expect," "plan" and similar words. Actual strategies and results in the future may differ materially from those management currently expects. Forward-looking statements represent management's judgment as of the current date. The Company disclaims, however, any intent or obligation to update any forward-looking statements contained in this Form 10-Q.

RESULTS OF OPERATION

   THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002

         The Holiday Inn Hotel and Suites room revenues decreased 2.5% in the three months ended December 31, 2003 relative to the comparable period in 2002. The Holiday Inn Hotel and Suites' average occupancy percentage for the three months ended December 31, 2003 was 69.38%, a small decrease of 1.17% relative to the comparable period in 2002. Although this is a minor decrease, management faults the nearby construction work for the loss of income. The 11.4% decrease in food and beverage revenues in the quarter ended December 31, 2003 relative to the comparable period in 2002, is largely due to the complimentary meals provided to hotel guests as an incentive to stay at the property.

         Total cost and expenses have decreased a modest 2.9%. The 8.4% increase in general and administrative expenses is due in large part to the increased accounting and legal fees related to the going private transaction, discussed later in the Liquidity section of this Form 10Q. Salaries and wages expense have decreased 10%, showing that with the loss of revenue, management has done a good job controlling labor cost. The depreciation expense has increased due to the addition of fixed assets in fiscal year ended June 30, 2003. Insurance expense also continues to increase.

         No provision for income tax expense for the three months ended December 31, 2003 is reflected due to the large amount of net operating loss carryforward ($ 994,955) to be applied to taxable income, which has been provided for in previous periods and included in deferred tax assets.

RESULTS OF OPERATION, CON'T.

   SIX MONTHS ENDED DECEMBER 31, 2003 AND 2002

         Room revenues have decreased slightly by 1.2% in the six months ended December 31, 2003 relative to the comparable period in 2002. Food and Beverage revenues have decreased by 14.8% in the six months ended December 31, 2003 relative to the comparable period in 2002. These differences, as well as the variances in expenses, are due to the explanations above for the three month period ending December 31, 2003.


LIQUIDITY AND CAPITAL RESOURCES

         Liquidity, as measured by current assets divided by current liabilities, has increased from 2.19 at June 30, 2003 to 2.49 at December 31, 2003.

         Although liquidity has increased for this time period, it is likely that the Company's liquidity position will gradually decrease in the next two to three years. Management estimates that business will fall approximately 10% over this time period due to construction work near the hotel. The construction work for the new Pullman Square project is going on right next to the hotel, and has caused many guests to leave the Holiday Inn property due to excessive early morning noise. Many guests have also left due to the lack of parking that the construction work has caused. The Company has already taken action to cut expenses to help make up for the shortfall in business. Consideration is also being given to adding a Director of Sales to assist the General Manager in bringing in new business. The breakeven point for the hotel is 61% in occupancy points and over and above the 61% occupancy is considered profit. In the past, hotel occupancy has averaged 72-74%. With an occupancy decline of 10%, management hopes to hold the average occupancy levels at 60-63%. With this projection, the profits will be eliminated and the hotel will function at breakeven level or 1% or 2% higher.

         There are also plans for the Company to add a new Holiday Inn property in Barboursville, WV, but it will probably be another one to two years before construction for that site begins. The Company has purchased the franchise agreement from Holiday Inn, and has also purchased a portion of the land needed for the new construction. The Company is planning to finance the new hotel with a 15 year amortization at approximately 7.25%. The projected start time for construction is July, 2005.

         The Company obtained a valuation of the Company's common stock. The purpose of the valuation was to provide the Company's management with information to be used in a going private transaction whereby the Company is seeking shareholder approval for a 10,000 for 1 reverse stock split and providing a cash payment for fractional shares of common stock. The transaction would have the effect of reducing the number of shareholders from 1,392 to 8 and the Company would no longer file reports under the Securities and Exchange Act of 1934. The Company expects the transaction to occur in the spring of 2004, and approximates the transaction to cost $731,497. The funds for this transaction will be obtained from working capital.

ITEM 4:  CONTROLS AND PROCEDURES

         As of the end of the period covered by this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiary) required to be included in the Company's periodic SEC filings.

PART II:  OTHER INFORMATION

Item 1.  Legal Proceedings

         Currently, two lawsuits have been filed against Uptowner Inns, Inc. involving the same claimed acts of negligence. On November 5, 2003, a lawsuit was filed in the Circuit Court of Cabell County, West Virginia styled McFarland
v. Piepenbrink and Uptowner Inns, Inc., Civil Action No.:03-C-0625; and, on January 14, 2004, a lawsuit was filed in the Circuit Court of Cabell County, West Virginia, styled Jeter v. Piepenbrink and Uptowner Inns, Inc., Civil Action No.:04-C-0039; In both cases the Plaintiffs seek judgment for unspecified damages against each of the Defendants compensating the Plaintiff for injuries and damages suffered after falling from a deck located on property owned by Defendant Piepenbrink. The lawsuit involves property which was conveyed to Defendant Piepenbrink by Rez.com, Inc. in July, 2001. This property was conveyed to Rez.com, Inc. by Uptowner Inns, Inc. in July, 1998. The incident in question occurred on or about May 10, 2003, well after this property was conveyed by the company to Rez.com, Inc., and accordingly, the company believes that it has no liability to Plaintiff. As such, the company intends to defend this litigation vigorously. Currently, the company is in process of answering the complaints and conducting preliminary discovery.

Item 6.  Exhibits and Reports on Form 8-K

         a. Exhibits

              31.1 Certification pursuant to 18 U.S.C. Section 302 of the Sarbanes-Oxley Act of 2002 for Carl E. Midkiff, Chief Executive Officer.

              31.2 Certification pursuant to 18 U.S.C. Section 302 of the Sarbanes-Oxley Act of 2002 for David Robinson, Chief Financial Officer.


              32.1 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 for Carl E. Midkiff, Chief Executive Officer.

              32.2 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 for David Robinson, Chief Financial Officer.




         b. The Company was not required to file Form 8-K for the quarter ended December 31, 2003.

SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                           UPTOWNER INNS, INC.


                                       By /s/ Carl E. Midkiff,
                                          CEO and Secretary
                                          February 16, 2004




                                       By /s/ David Robinson,
                                          CFO and Treasurer
                                          February 16, 2004

                                                                    Exhibit 31.1

                                 CERTIFICATIONS

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Carl E. Midkiff, Chief Executive Officer, certify that:

         1. I have reviewed this report on Form 10-Q of Uptowner Inns, Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

         4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiary is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

                  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


         6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



/s/ Carl E. Midkiff
Chief Executive Officer
February 16, 2004

                                                                  Exhibit 31.2

                                 CERTIFICATIONS

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, David Robinson, Chief Financial Officer, certify that:

         1. I have reviewed this report on Form 10-Q of Uptowner Inns, Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

         4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiary is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

                  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


         6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



/s/ David Robinson
Chief Financial Officer
February 16, 2004

                                                                 Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Uptowner Inns, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Carl E. Midkiff
Chief Executive Officer
February 16, 2004

                                                                  Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Uptowner Inns, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David Robinson
Chief Financial Officer
February 16, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459
                                    FORM 10-Q

                 QUARTERLY REPORT UNDER SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

FOR QUARTER ENDED MARCH 31, 2004, COMMISSION FILE NUMBER 0-1957

                               UPTOWNER INNS, INC.
             (Exact Name of Registrant as Specified in its Charter)

West Virginia                                            55-0457171
(State or Other Jurisdiction of                       (I.R.S. Employer
Incorporation or Organization)                      Identification Number)

741 5th Avenue, Huntington, West Virginia                  25701
(Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, including area code (304) 525-8162

Indicate by check mark whether the registrant:

     (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and,

     (2) has been subject to such filing requirements for the past 90 days.

  [X]  Yes               [ ]  No

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).

  [ ]  Yes               [X]  No

Indicate the number of Shares outstanding of each of the Issuer's classes of Common Stock, as of the close of May 14, 2004.

            Class                      Outstanding at March 31, 2004
           ------                      -------------------------------
Common Stock - $.50 par value          1,493,642 shares

PART I:  FINANCIAL INFORMATION

ITEM 1: FINANCIAL STATEMENTS

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                       AT MARCH 31, 2004 and JUNE 30, 2003

                                             ASSETS
                                     March 31,      June 30,
                                       2004           2003
                                   (Unaudited)        (a)
Current Assets:
  Cash                             $   156,771     $1,161,986
  Accounts and notes receivable        175,340        139,442
  Inventories                            4,417          4,483
  Prepaid expenses                      57,031         43,030
  Notes receivable                      30,000         30,000

  Total current assets                 423,559      1,378,941

Property, Plant and Equipment:
  Land                                 820,553        820,553
  Building and improvements          6,005,920      6,005,920
  Furniture and equipment            1,500,706      1,400,047
  Construction in progress           1,168,998        211,870

  Less accumulated
  depreciation
  and amortization                   1,579,631      1,345,436

  Property, plant and
  equipment - net                    7,916,546      7,092,954

Other Assets:
    Other assets                       291,161        363,740

    Total other assets                 291,161        363,740

Total Assets                       $ 8,631,266     $8,835,635

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                       AT MARCH 31, 2004 and JUNE 30, 2003

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                          March 31,        June 30,
                                            2004             2003
                                         (Unaudited)          (a)
Current Liabilities:
  Accounts payable                       $   177,730      $   163,427
  Accrued liabilities                         58,523          120,958
  Taxes other than Federal
   income taxes                              194,629          192,571
  Current portion of long-term
    debt                                     153,290          153,290

     Total current liabilities               584,172          630,246

Long-Term Liabilities:
  Notes and mortgages payable              6,331,885        6,453,549

     Total liabilities                     6,916,057        7,083,795

Stockholders' Equity:
  Common stock - par value
   $.50 per share; authorized
   5,000,000 shares; issued
   1,583,563 shares                          791,782          791,782
  Additional paid-in capital               1,032,290        1,032,290
  Retained earnings (deficit)                (68,038)         (32,744)
  Treasury stock, at cost (89,921
    and 87,246 Shares)                       (40,825)         (39,488)

    Total stockholders' equity             1,715,209        1,751,840

Total Liabilities and
Stockholders' Equity                     $ 8,631,266      $ 8,835,635

(a) Financial information as of June 30, 2003 has been derived from the audited, consolidated financial statements of the registrant.

        The accompanying notes to the consolidated financial statements are an integral part of these statements.

                       UPTOWNER INNS, INC. AND SUBSIDIARY
                    CONSOLIDATED INCOME STATEMENT (UNAUDITED)
     For the periods of three and nine months ended March 31, 2004 and 2003

                                              Three Months Ended                Nine Months Ended
                                            2004             2003            2004              2003
Revenues:
  Rooms                                 $   687,381      $   770,142      $ 2,125,456      $ 2,225,810
  Food and beverage                          18,679           17,718           55,223           60,628
  Telephone                                   6,570            3,628           13,412           13,765
  Rents                                      11,853            6,024           19,882           14,025
  Other                                       8,000            8,911           18,000           21,885

     Total revenues                         732,483          806,423        2,231,973        2,336,113

Costs and Expenses:
  Operating Departments:
    Cost of sales                            33,841           31,993           93,430           96,147
    Salaries and wages                      172,213          205,713          536,876          594,993
    Other                                    60,583           48,957          185,410          177,636
  General and Administrative                 95,893           81,521          250,032          214,277
  Advertising                                56,119           61,828          170,048          183,563
  Utilities                                  38,093           42,240          102,376          106,518
  Repairs and Maintenance                    18,961           25,219           52,368           63,193
  Interest                                  134,334          135,208          405,457          411,013
  Taxes and licenses                         65,989           62,479          187,636          189,733
  Insurance                                  16,800            8,155           50,400           25,719
  Depreciation and Amortization              78,065           68,927          234,195          207,944

     Total costs and expenses               770,891          772,240        2,268,228        2,270,736

  Operating income (loss)                   (38,408)          34,183          (36,255)          65,377
    Interest income                               -              (26)             961               30
Income from continuing operations           (38,408)          34,157          (35,294)          65,407

Discontinued operations
  Income from operations of the
  discontinued component, including
  gain on disposal of $363,963-3mo;
  $379,321-9 mo for 2003                          -          352,235                -          353,523

Net Income (Loss) before
  Income Taxes                              (38,408)         386,392          (35,294)         418,930

Income Taxes                                      -                -                -                -

Net Income (Loss)                       $   (38,408)     $   386,392      $   (35,294)     $   418,930

Earnings (Loss) per Share               $      (.03)     $       .25      $      (.02)     $       .27

        The accompanying notes to the consolidated financial statements are an integral part of these statements.

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

                For the nine months ended March 31, 2004 and 2003

                                                                             2004           2003
Cash Flows From Operating Activities:
Net income (loss)                                                         $ (35,294)     $ 418,930

Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                             234,195        231,568
  Gain on sale of asset                                                           -       (379,321)
  (Increase) decrease in other assets                                        72,579          8,991
  (Increase) decrease in current assets:
    Accounts receivable                                                     (35,898)      (177,387)
    Inventories                                                                  66            423
    Prepaid expenses                                                        (14,001)          (955)
  Increase (decrease) in current liabilities:
    Accounts payable                                                         14,303         15,245
    Accrued liabilities                                                     (62,435)       (85,219)
    Taxes other than Federal income tax                                       2,058       (158,236)

      Total adjustments                                                     210,867       (544,891)

Net Cash Provided by (Used in)
    Operating Activities                                                    175,573       (125,961)

                       UPTOWNER INNS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

                For the nine months ended March 31, 2004 and 2003

                                                          2004              2003
Cash Flows From Investing Activities:
  Proceeds from sale of real estate                    $         -      $ 3,044,147
  Capital Expenditures                                  (1,057,787)        (531,033)

     Net cash provided by (used in)
     investing activities                               (1,057,787)       2,513,114

Cash Flows From Financing Activities:
  Purchase of Treasury Stock                                (1,337)               -
  Payment on notes and mortgages                          (121,664)      (2,150,092)

     Net cash used in
     financing activities                                 (123,001)      (2,150,092)

Net Increase (Decrease) in Cash
  and Cash Equivalents                                  (1,005,215)         237,061

Cash and Cash Equivalents at Beginning of Year           1,161,986          803,660

Cash and Cash Equivalents at End of Period             $   156,771      $ 1,040,721

Supplemental Disclosures of Cash Flow Information:

Cash Paid During The Period For:
  Interest                                             $   405,457      $   438,380

        The accompanying notes to the consolidated financial statements are an integral part of these statements.

                          UPTOWNER INNS, AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 March 31, 2004

1. BASIS OF PRESENTATION

The financial statements presented reflect Uptowner Inns, Inc. and its consolidated subsidiary, Motel and Restaurant Supply.

The foregoing statements are unaudited; however, in the opinion of management, all adjustments (comprising only normal recurring accruals) necessary for a fair presentation of the financial statements have been included. The results of operations for interim periods are not necessarily indicative of the results that may be expected for a full year or any other interim period. A summary of the Corporation's significant accounting policies is set forth in Note 1 to the Consolidated Financial Statements in the Corporation's Annual Report to shareholders and Form 10-K for June 30, 2003.

                          UPTOWNER INNS, AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 March 31, 2004

2.  CONTINGENCY

           None

                     UPTOWNER INNS, INC. AND SUBSIDIARY

ITEM 2:   MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

      Certain matters disclosed herein may be forward-looking statements that involve risks and uncertainties, including the facilities utilization, costs associated with maintaining the operations, liquidity issues, and other risks. You can identify these statements by such forward-looking words as "may," "will," "expect," "plan" and similar words. Actual strategies and results in the future may differ materially from those management currently expects. Forward-looking statements represent management's judgment as of the current date. The Company disclaims, however, any intent or obligation to update any forward-looking statements contained in this Form 10-Q.

RESULTS OF OPERATION

   THREE MONTHS ENDED MARCH 31, 2004 AND 2003

      The Holiday Inn Hotel and Suites room revenues decreased 10.7% in the three months ended March 31, 2004 relative to the comparable period in 2003. The Holiday Inn Hotel and Suites' average occupancy percentage for the three months ended March 31, 2004 was 70.42%, a decrease of 7.98% relative to the comparable period in 2003. Management faults the nearby construction work and the decline in group business for the loss of income. Food and beverage revenues increased 5.4% in the quarter ended March 31, 2004 relative to the comparable period in 2003. Management credits increased weekend group business for the small improvement in food and beverage revenue.

      Total cost and expenses have decreased a very modest .2%. The 17.6% increase in general and administrative expenses is due in large part to the increased legal fees related to the going private transaction, discussed later in the Liquidity section of this Form 10Q. Salaries and wages expense have decreased 16.3%, showing that with the loss of revenue, management has done a good job controlling labor cost. The depreciation expense has increased due to the addition of fixed assets in fiscal year ended June 30, 2003. Insurance expense also continues to increase.

RESULTS OF OPERATION, CON'T.
   NINE MONTHS ENDED MARCH 31, 2004 AND 2003

      Room revenues have decreased by 4.5% in the nine months ended March 31, 2004 relative to the comparable period in 2003. Food and Beverage revenues have decreased by 8.9% in the nine months ended March 31, 2004 relative to the comparable period in 2003. This decrease is largely due to the complimentary meals provided to hotel guests as an incentive to stay at the property.

LIQUIDITY AND CAPITAL RESOURCES

      Liquidity, as measured by current assets divided by current liabilities, has decreased from 2.19 at June 30, 2003 to .73 at March 31, 2004.

      Liquidity has decreased significantly for this time period due to the cash purchase of land in Barboursville, WV for the site of a new Holiday Inn property (discussed in the following paragraph). It is likely that the Company's liquidity position will gradually decrease in the next two to three years. Management estimates that business will fall approximately 10% over this time period due to construction work near the hotel. The construction work for the new Pullman Square project is going on next to the hotel, and has caused many guests to leave the Holiday Inn property due to excessive early morning noise. Many guests have also left due to the lack of parking that the construction work has caused. The Company has already taken action to cut expenses to help make up for the shortfall in business. Consideration is also being given to adding a Director of Sales to assist the General Manager in bringing in new business. The breakeven point for the hotel is 61% in occupancy points and over and above the 61% occupancy is considered profit. In the past, hotel occupancy has averaged 72-74%. With an occupancy decline of 10%, management hopes to hold the average occupancy levels at 60-63%. With this projection, the profits will be eliminated and the hotel will function at breakeven level or 1% or 2% higher.

      There are also plans for the Company to add a new Holiday Inn property in Barboursville, WV, but it will probably be another one to two years before construction for that site begins. The Company has purchased the franchise agreement from Holiday Inn, and has also purchased the land needed for the new construction. The Company paid $808,000 for the land on February 25, 2004. The Company is planning to finance the new hotel with a 15 year amortization at approximately 7.25%. The projected start time for construction is July, 2005.

      During the last 40 years, the company has routinely bought and sold property and has built three hotels. At the end of April and while on a trip to Honduras, Mr. Midkiff spotted a dive resort for sale and took the opportunity to begin negotiations for the purchase of the resort. Uptowner has placed a refundable $110,000 deposit toward the $2,600,000 purchase price while it decides whether to purchase the resort. The board of directors approved the transaction on May 12, 2004, and Uptowner hopes to close the transaction by June 15, 2004.

LIQUIDITY AND CAPITAL RESOURCES, CON'T.

A downpayment of $850,000 will be paid with the balance being seller financed at an interest rate of 7-1/2% and amortized over 20 years. Uptowner will mortgage the Barboursville property to finance the downpayment, and Mr. Midkiff will personally guarantee the loan for the downpayment and the seller financed portion of the transaction.

      The Company obtained a valuation of the Company's common stock. The purpose of the valuation was to provide the Company's management with information to be used in a going private transaction whereby the Company is seeking shareholder approval for a 25,000 for 1 reverse stock split and providing a cash payment for fractional shares of common stock. The transaction would have the effect of reducing the number of shareholders from 1,392 to 4 and the Company would no longer file reports under the Securities and Exchange Act of 1934. The Company expects the transaction to occur in the spring of 2004, and approximates the transaction to cost $822,447. The company has not yet obtained financing for this project.

ITEM 4: CONTROLS AND PROCEDURES

      As of the end of the period covered by this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiary) required to be included in the Company's periodic SEC filings.

PART II: OTHER INFORMATION

Item 1. Legal Proceedings

      Currently, two lawsuits have been filed against Uptowner Inns, Inc. involving the same claimed acts of negligence. On November 5, 2003, a lawsuit was filed in the Circuit Court of Cabell County, West Virginia styled McFarland
v. Piepenbrink and Uptowner Inns, Inc., Civil Action No.:03-C-0625; and, on January 14, 2004, a lawsuit was filed in the Circuit Court of Cabell County, West Virginia, styled Jeter v. Piepenbrink and Uptowner Inns, Inc., Civil Action No.:04-C-0039; In both cases the Plaintiffs seek judgment for unspecified damages against each of the Defendants compensating the Plaintiff for injuries and damages suffered after falling from a deck located on property owned by Defendant Piepenbrink. The lawsuit involves property which was conveyed to Defendant Piepenbrink by Rez.com, Inc. in July, 2001. This property was conveyed to Rez.com, Inc. by Uptowner Inns, Inc. in July, 1998. The incident in question occurred on or about May 10, 2003, well after this property was conveyed by the company to Rez.com, Inc., and accordingly, the company believes that it has no liability to Plaintiff. As such, the company intends to defend this litigation vigorously. Currently, the company is in process of answering the complaints and conducting preliminary discovery.

Item 6. Exhibits and Reports on Form 8-K

     a.   Exhibits

            31.1 Certification pursuant to 18 U.S.C. Section 302 of the Sarbanes-Oxley Act of 2002 for Carl E. Midkiff, Chief Executive Officer.

            31.2 Certification pursuant to 18 U.S.C. Section 302 of the Sarbanes-Oxley Act of 2002 for David Robinson, Chief Financial Officer.

            32.1 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 for Carl E. Midkiff, Chief Executive Officer.

            32.2 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 for David Robinson, Chief Financial Officer.

     b. The Company was not required to file Form 8-K for the quarter ended March 31, 2004.

SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                UPTOWNER INNS, INC.

                                            By /s/ Carl E. Midkiff,
                                               -------------------
                                                   CEO and Secretary
                                                   May 13, 2004

                                            By /s/ David Robinson,
                                               ------------------
                                                   CFO and Treasurer
                                                   May 13, 2004

                                                                    Exhibit 31.1

                                 CERTIFICATIONS

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Carl E. Midkiff, Chief Executive Officer, certify that:

      1.    I have reviewed this report on Form 10-Q of Uptowner Inns, Inc.;

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

      4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiary is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

                  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

      5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

      6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Carl E. Midkiff
-------------------
Chief Executive Officer
May 13, 2004

                                                                    Exhibit 31.2

                                 CERTIFICATIONS

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, David Robinson, Chief Financial Officer, certify that:

      1.    I have reviewed this report on Form 10-Q of Uptowner Inns, Inc.;

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

      3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

      4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiary is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

                  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

      5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

      6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ David Robinson
------------------
Chief Financial Officer
May 13, 2004

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Uptowner Inns, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl E. Midkiff
-------------------
Chief Executive Officer
May 13, 2004

                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Uptowner Inns, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Robinson
------------------
Chief Financial Officer
May 13, 2004

                               UPTOWNER INNS, INC.
                                 741 5th AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                                 (304) 525-8162

                                      PROXY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                           BOARD OF DIRECTORS FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS,
                                 JUNE 11, 2004

         Carl Midkiff and David Robinson, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Uptowner Inns, Inc., at the Special Meeting of Shareholders to be held June 11, 2004.

         Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of Uptowner Inns, Inc., distributed in connection with this Special Meeting. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

                 PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                               UPTOWNER INNS, INC.

                 PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER
                              USING DARK INK ONLY.

The board of directors recommends a vote "FOR" the listed propositions.

1. To approve and adopt a one for 25,000 reverse stock split that would result in (a) shareholders receiving one share of new common stock, $1.00 par value (the "New Common Stock") for each 25,000 shares of common stock owned as of the effective date, and (b) shareholders owning less than 25,000 shares of the company's common stock receiving cash in lieu of any fractional share they would otherwise be entitled to receive as a result of the reverse stock split at a rate of $1.07 per share on a pre-split basis (the "Reverse Stock Split").

            For   [ ]               Against   [ ]                  Abstain   [ ]

2. To approve and adopt the following amendment to the Articles of Incorporation (the "Articles of Incorporation") of Uptowner:

            RESOLVED, that Article IV of the Articles of Incorporation of the Corporation be amended to read, in its entirety, as follows:

            IV. The amount of the total authorized capital of the Corporation shall be Two Hundred Dollars ($200), which shall consist of Two Hundred (200) shares of Common Stock, par value $1.00 per share.

            For   [ ]               Against   [ ]                  Abstain   [ ]


3. To have the proxies vote in accordance with the recommendation of management as to any other matters, which may properly come before the Special Meeting or any adjournments thereof and which relate only to matters not known by the company a reasonable time before solicitation of this proxy.

            For  [ ]                Against [ ]                    Abstain  [ ]

                                          Dated: _______________________, 2004
                                          ____________________________________
                                          ____________________________________
                                                      Signature(s)

                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title. If more than
                                          one trustee, all should sign.

C0810690